As filed with the Securities and Exchange Commission on November 10, 2021

Registration File No. 811-04234
  333-56969

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 33	☒
and
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1940	☒
PRE-EFFECTIVE AMENDMENT NO	☐
POST-EFFECTIVE AMENDMENT NO. 48	☒

Equitable America Variable Account L

(Exact Name of Trust)

Equitable Financial Life Insurance Company of America

(Name of Depositor)

525 Washington Blvd.
Jersey City, NJ 07310

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: 212-554-1234

SHANE DALY

Vice President and Associate General Counsel

Equitable Financial Life Insurance Company of America

525 Washington Blvd.
Jersey City, NJ 07310

(Name and Address of Agent for Service)

Please Send Copies of all Communications to:

DODIE C. KENT, ESQ.
Eversheds Sutherland (US) LLP
1114 Avenue of the Americas
New York, New York 10036-7703

Approximate date of Proposed Public Offering: It is proposed that this filing will become effective: (check appropriate box)

☐  immediately upon filing pursuant to paragraph (b) of Rule 485.
☐  ________ pursuant to paragraph (b) of Rule 485.
☐  60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☒  on [80+ days from date of filing] pursuant to paragraph (a)(1) of Rule 485.

Title of Securities Being Registered: Units of Interest in Separate Account Under Flexible Premium Variable Universal Life Insurance Policies.

PROSPECTUS Dated May 1, 2022 Equitable America Variable Account L Variable Universal Life Insurance Policy	Issued by Equitable Financial Life Insurance Company of America 525 Washington Blvd. Jersey City, NJ 07310

This Prospectus describes a variable universal life insurance Policy (the "Policy") issued by Equitable Financial Life Insurance Company of America ("we," "us," "our," or the "Company"), but is not itself a Policy. This prospectus is a disclosure document and describes all of the Policy's material features, benefits, rights and obligations, as well as other information. The description of the Policy's material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the Policy are changed after the date of this prospectus in accordance with the Policy, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements.

This Policy is no longer being sold. This prospectus is used with current Policy owners only. You should note that your Policy features and charges, and your investment options, may vary depending on the state and/or the date on which you purchased your Policy. For more information about the particular features, charges and options available to you, please contact your financial professional and/or refer to your Policy.

You generally may allocate your investment in your Policy among the Guaranteed Interest Account and the Sub-Accounts of the Equitable America Variable Account L Separate Account. The value of your Policy that is allocated to the Sub-Account will vary according to the investment performance of the Portfolios in which the selected Sub-Accounts are invested. You bear the investment risk on amounts you allocate to the Sub-Accounts. The Portfolios are described in an appendix to this Prospectus. (See "Appendix A: Portfolios Available Under Your Policy.")

This Prospectus sets forth a description of all material features about the Policy and the Variable Account that a prospective investor should know before investing. This Prospectus also describes all material state variations to the Policy.

Information about certain investment products, including variable life insurance, has been prepared by the SEC staff and is available at Investor.gov.

Please read this Prospectus carefully. You should keep a copy for future reference.

This individual flexible premium variable universal life insurance Policy is not a deposit or obligation of, or guaranteed by, any bank or financial institution. It is not insured by the Federal Deposit Insurance Corporation or any other government agency, and it is subject to investment risk, including the possible loss of principal.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS OF THIS PROSPECTUS

SPECIAL TERMS	3
IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY	4
PRINCIPAL RISKS OF INVESTING IN THE POLICY	13
FEE TABLE	10
OVERVIEW OF THE POLICY	6
THE COMPANY	15
Equitable Financial Life Insurance Company of America	15
How to reach us	15
Equitable America Variable Account L	16
THE PORTFOLIOS	17
Asset Transfer Program	18
Voting of Portfolio shares	19
Disregard of voting instructions	19
Report to Policy owners	19
Substitution of investments and right to change operations	20
Changes to comply with law	20
State variations	20
Variations among policies	20
GENERAL DESCRIPTION OF THE POLICY	21
Application for a Policy	21
Temporary insurance coverage	21
Initial premium payment	22
Policy date	22
Risk classification	22
The Guaranteed Interest Account	23
Death benefit	23
Changes in Specified Amount	23
Changes in Additional Term Life Insurance amount	24
PAYMENT OF PREMIUMS AND DETERMINING YOUR POLICY'S VALUE	25
Allocation of net premiums	27
Determination of Fund Value	27
Calculating Fund Value	28
Calculating unit values for each Sub-Account	28
Grace period and lapse	29
TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS	31
Disruptive transfer activity	32
DEATH BENEFITS AND ACCESSING YOUR MONEY	33
The death benefit	33
Cash Value Accumulation Test+	34
Increases	36
Decreases	36
Changes in Additional Term Life Insurance amount	37
Guaranteed Death Benefit Riders	37
Policy loans	38
Full surrender	39
Partial surrender	39
TAX INFORMATION	40
Federal income tax considerations	40
Introduction	40
Tax status of the Policy	40
Tax treatment of Policy benefits	41
Our income taxes	44
OTHER BENEFITS AVAILABLE UNDER THE POLICY	45
Accidental Death and Dismemberment Rider	47
Additional Term Life Insurance Rider	47
Children's Term Life Insurance Rider	47
Spouse's Yearly Renewable Term Rider/Other Insured Term Rider	47
Purchase Option Rider	47
Waiver of Specified Premiums Rider	48
Benefits at Maturity and Maturity Extension Rider	48
CHARGES AND DEDUCTIONS	48
Deductions from premiums	48
Daily deduction from Equitable America Variable Account L	49
Deductions from Fund Value	49
Transaction and other charges	51
Fees and expenses of the Portfolios	52
Guarantee of certain charges	52
MORE INFORMATION ABOUT PROCEDURES THAT APPLY TO YOUR POLICY	53
Transfers	53
Surrenders and Policy loans	53
Ownership	53
Joint owners	53
Beneficiary	53
The Policy	54
Notification and claims procedures	54
Payments	54
Payment plan/settlement provisions	54
Payment in case of suicide	55
Assignment	55
Errors on the application	55
Incontestability	55
Policy illustration	55
MORE INFORMATION ABOUT OTHER MATTERS	56
Distribution of the policies	56
Legal Proceedings	59
Registration Statement	59
Independent registered public accounting firm	59
Financial Statements	59
Appendix A: Portfolios Available Under Your Policy	A-1
Appendix B: Death Benefit Percentage For Guideline Premium/Cash Value Corridor Test	B-1
Appendix C: Monthly Per $1,000 Specified Amount Factors	C-1
Appendix D: Guaranteed Death Benefit Rider	D-1

SPECIAL TERMS

"We," "us," "our," or the "Company" Refer to Equitable Financial Life Insurance Company of America. "You", "your" and "Owner" refer to the person(s) who have been issued a Policy

Cash Value The Fund Value of the Policy less any surrender charges and any Outstanding Debt.

Fund Value The sum of the amounts under the Policy held in each Sub-Account of Equitable America Variable Account L, the Guaranteed Interest Account, and the Loan Account, and any interest thereon to secure Outstanding Debt.

Good Order Instructions that we receive at the Operations Center within the prescribed time limits, if any, specified in the Policy for the transaction requested. The instructions must be on the appropriate form or in a form satisfactory to us that includes all the information necessary to execute the requested transaction, and must be signed by the individual authorized to make the transaction. To be in Good Order, instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions and we must be able to execute the requisite order(s).

Guaranteed Interest Account This account is part of the general account of Equitable Financial Life Insurance Company of America. You may allocate all or a part of your net premium payments to this account. This account will credit you with a fixed interest rate (which will not be less than 4.5%) declared by the Company. (For more detailed information, see "The Guaranteed Interest Account.")

Loan Account An account to which amounts are transferred from the Sub-Accounts of Equitable America Variable Account L and the Guaranteed Interest Account as collateral for any loan you request. We will credit interest to the Loan Account at a rate not less than 4.5%. The Loan Account is part of the Company's general account.

Minimum Monthly Premium The amount the Company determines is necessary to keep the Policy in effect for the first three Policy years.

Outstanding Debt The unpaid balance of any loan which you request on the Policy. The unpaid balance includes accrued loan interest which is due and has not been paid by you.

Policy The variable universal life insurance Policy described in this prospectus.

Specified Amount The minimum death benefit for as long as the Policy remains in effect.

Valuation Date Our Valuation Date (or "Business Day") is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A Valuation Date does not include a day on which the NYSE is not open due to emergency conditions determined by the SEC. Premium payments will be applied and any other transaction requests will be processed on the Valuation Date when they are received in Good Order unless another date applies as indicated below.

•  If your premium payment, transfer or any other transaction request is received by us in Good Order on any of the following, we will process the transaction on the next Valuation Date:

—  on a non-Valuation Date; or

—  at the close of regular trading of the NYSE on a Valuation Date.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

Fees and Expenses
Charges for Early Withdrawals	If you request a partial surrender of your Policy, you will be assessed a $10 partial surrender fee.
If you request a full surrender of your Policy within 15 years (11 years for issue ages 76-85) following your purchase of the Policy (or an increase in your Specified Amount), you will be assessed a surrender charge of up to $51.20 per $1,000 of Specified Amount (or increase in Specified Amount).
For example, if you were to surrender your Policy during the first year after your Policy purchase (and your total premiums paid were $100,000 and your Specified Amount is $100,000), then you could be assessed a surrender charge of up to $5,120.
For more information on early withdrawal charges, please refer to the "Fee Table" and "Charges and Deductions" sections.
Transaction Charges	In addition to surrender charges, you may be subject to other transaction charges, including charges on each premium paid under the Policy, transfer fees, and other special service charges (e.g., wire transfer charges, express mail charges, Policy illustration charges, duplicate Policy charges, Policy history charges, and charges for returned payments).
For more information on transaction charges, please refer to the "Fee Table" and "Charges and Deductions" sections.
Ongoing Fees and Expenses (annual charges)	In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy, administration and mortality risks, loan charges, and the cost of optional benefits available under the Policy. Such fees and expenses may be based on characteristics of the insured (e.g., age, sex, risk class and particular health, occupational or vocational risks). You should view the information pages of your Policy for rates applicable to your Policy.
For more information about ongoing fees and expenses, please refer to the "Fee Table" and "Charges and Deductions" sections.
You will also bear expenses associated with the Portfolios available under the Policy, as shown in the following table:

Annual Fee	Minimum	Maximum
Portfolio options (Portfolio fees and expenses)	[ ]%	[ ]%

Portfolio expenses are for the year ended December 31, 2021 and may be based, in part, on estimated amounts of such expenses and may change from year to year. For more information about ongoing fees and expenses associated with the Portfolios, please refer to "Appendix A: Portfolios Available Under Your Policy."

Risks
Risk of Loss	You may lose money by investing in this Policy. See "Principal Risks of Investing in the Policy" for more information.
Not a Short-Term Investment	The Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Policy is designed to provide benefits on a long-term basis. Consequently, you should not use the Policy as a short-term investment or savings vehicle. Because of the long-term nature of the Policy, you should consider whether purchasing the Policy is consistent with the purpose for which it is being considered.
See "Principal Risks of Investing in the Policy" for more information.
Risks Associated with Investment Options	An investment in the Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Policy. Each investment option (including the Guaranteed Interest Account) has its own unique risks. You should review the investment options carefully before making an investment decision. Portfolio prospectuses are available at www.equitable.com/associations/ada/investments.
For more information on the risks associated with the investment options, please refer to "Principal Risks of Investing in the Policy," "The Guaranteed Interest Account" and "Appendix A: Portfolios Available Under Your Policy" in this prospectus.
Insurance Company Risks	An investment in the Policy is subject to the risks related to the Company, including that any obligations (including under the Guaranteed Interest Account), guarantees, or benefits are subject to the claims-paying ability of the Company. More information about us, including our financial strength ratings is available at https://equitable.com/selling-life-insurance/financial-strength-ratings
For more information, see "Principal Risks of Investing in the Policy."
Policy Lapse	Your Policy could terminate if the value of your Policy becomes too low to support the Policy's monthly charges. This can happen due to insufficient premium payments, poor investment performance, withdrawals, unpaid loans, or loan interest. There is a cost associated with reinstating a Lapsed Policy. Death Benefits will not be paid if the Policy has Lapsed.
For more information about Policy Lapse, see "Grace period and lapse" in this prospectus.
Restrictions
Investments	While you may transfer amounts in the Sub-Accounts (which invest in shares of a corresponding Portfolio) and the Guaranteed Interest Account, certain restrictions and transfer fees apply. Transfers from the Guaranteed Interest Account to the Sub-Accounts will only be permitted in the Policy month following a Policy anniversary. Transfers are also subject to the excessive trading and market timing policies described in this prospectus. See "Transferring Your Money Among Our Investment Options" in this prospectus.
We reserve the right to remove or substitute Portfolios as investment options. See "Substitution of investments and right to change operations" in this prospectus.

Restrictions
Optional Benefits	Optional benefits are subject to additional charges. Some optional benefits are available only at the time your Policy is issued and may not be available for all Owners or Insureds. Some optional benefits are no longer available for new elections. Others are not available in all jurisdictions.
The Guaranteed Death Benefit Rider is not available if coverage under the Additional Term Life Insurance Rider has been elected.
See "Other Benefits Available Under the Policy" for more information.
Taxes
Tax Implications	You should consult with a tax professional to determine the tax implications regarding the purchase, ownership, and use of a Policy (such as in connection with a plan involving covered employees).. Withdrawals may be subject to ordinary income tax, and may be subject to an additional tax depending on the circumstances.
For more information about the tax treatment of the Policy, see "Tax Information" in this prospectus.
Conflicts of Interest
Investment Professional Compensation	Some investment professionals have and may continue to receive compensation for selling the Policy to investors, which may include commissions, insurance benefits, revenue sharing, bonuses, non-cash compensation such as expense-paid trips and education seminars or merchandise, and compensation from affiliates and third parties. These investment professionals may have a financial incentive to offer or recommend the Policy over another investment.
For more information about compensation received by investment professionals, see "Distributor compensation" in this prospectus.
Exchanges

Some investment professionals may have a financial incentive to offer an investor a new Policy in place of the one he or she already owns. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new Policy rather than continue to own the existing Policy.

OVERVIEW OF THE POLICY

The following summaries provide a brief overview of the more significant aspects of the Policy. We provide more complete and detailed information in the subsequent sections of this prospectus and in the statement of additional information and Policy contract.

1. What is the Policy and what is it designed to do?

The Policy offers insurance protection on the life of the insured. If the insured is alive on the anniversary of the Policy date when the insured is age 100, a maturity benefit will be paid instead of a death benefit. The Policy provides a death benefit equal to your choice of (a) its Specified Amount, or (b) its Specified Amount plus accumulated Fund Value. The Policy also provides surrender and loan privileges. The Policy offers a choice of investment alternatives and an opportunity for the Policy's Fund Value and its death benefit to grow based on investment results.

2. What are the Premiums for this Policy?

You must pay premiums equal to at least the amount necessary to keep the Policy in effect for the first three Policy years. This amount is the Minimum Monthly Premium. After that, subject to certain limitations, you may choose the amount and frequency of premium payments as your financial situation and needs change. However, payment of insufficient premiums may result in lapse of the Policy if the value of your Policy becomes too low to support the monthly charges. If a premium payment you wish to make exceeds the scheduled premium payments for the Policy, the Company may reject or limit any unscheduled premium payment that would result in an immediate increase in the death benefit payable (i.e., cause the Policy's death benefit to exceed its Specified Amount). However, such a premium may be accepted if you provide us with satisfactory evidence of insurability. If satisfactory evidence of insurability is not received, the payment or a part of it may be returned. In addition, all or a part of a premium payment will be rejected and returned to you if it would exceed the maximum premium limitations prescribed by the Internal Revenue Code's definition of life insurance.

The premium payments you make for the Policy are received by the Company. From those premium payments, the Company makes deductions to pay premium and other taxes imposed by state and local governments. The Company makes deductions to cover the cost to the Company of federal tax deferred acquisition cost ("DAC") provisions imposed by the United States government. The Company will also deduct a sales charge to cover the costs of making the policies available to the public. After deduction of these charges, the amount remaining is called the net premium payment.

You may allocate net premium payments among the various Sub-Accounts of Equitable America Variable Account L and/or the Guaranteed Interest Account. As owner of the Policy, you may give the right to allocate net premium payments to someone else.

The net premium payments you allocate among the various Sub-Accounts of Equitable America Variable Account L may increase or decrease in value on any day depending on the investment experience of the Sub-Accounts you select. Your death benefit may increase or decrease depending on several factors including the death benefit option you chose. Except in certain circumstances described later (See "Death Benefits and Accessing Your Money"), your death benefit will never decrease below the Specified Amount of your Policy.

Net premium payments you allocate to the Guaranteed Interest Account will be credited with interest at a rate determined by the Company. That rate will not be less than 4.5%.

The value of amounts you allocate to Equitable America Variable Account L and to the Guaranteed Interest Account, plus any amount in the Loan Account, is your Fund Value. There is no guarantee that the Policy's Fund Value and death benefit will increase. You bear the risk that the net premiums and Fund Value allocated to Equitable America Variable Account L may increase or decrease in value while the Policy remains in effect.

ADDITIONAL INFORMATION ABOUT EACH PORTFOLIO IS PROVIDED IN AN APPENDIX TO THE PROSPECTUS. See "Appendix A: Portfolios Available Under Your Policy."

3. What are the primary features and options that the Policy offers?

The Policy offers insurance protection on the life of the insured. If the insured is alive on the anniversary of the Policy date when the insured is age 100, a maturity benefit will be paid instead of a death benefit. The Policy provides a death benefit equal to your choice of (a) its Specified Amount, or (b) its Specified Amount plus accumulated Fund Value. The Policy also provides surrender and loan privileges. The Policy offers a choice of investment alternatives and an opportunity for the Policy's Fund Value and its death benefit to grow based on investment results. In addition, you, as owner of the Policy, choose the amount and frequency of premium payments, within certain limits.

Allocation options

You may allocate premium payments and Fund Values among the various Sub-Accounts of Equitable America Variable Account L. Each of the Sub-Accounts uses premium payments and Fund Value to purchase a designated class of shares of a designated portfolio of Dreyfus Stock Index Fund, EQ Advisors Trust, EQ Premier VIP Trust, Fidelity® Variable Insurance Products (VIP), Janus Aspen Series or PIMCO Variable Insurance Trust (the "Portfolios").

The Policy is between you and the Company. The Policy is not an investment advisory account, and the Company is not providing any investment advice or managing the allocations under your Policy. In the absence of a specific written arrangement to the contrary, you, as the owner of the Policy, have the sole authority to make investment allocations and other decisions under the Policy. Your Equitable Advisors' financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your Policy. If your financial professional is a registered representative with a broker-dealer other than Equitable Advisors, you should speak with him/her regarding any different arrangements that may apply.

Portfolio rebalancing

Our portfolio rebalancing program may help prevent an investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages you originally selected to shift. With this program, you may instruct us to periodically reallocate values in your Policy. The program does not guarantee an investment gain or protect against an investment loss. You may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Requesting an investment option transfer while enrolled in our rebalancing program will automatically terminate your participation in the program. This means that your account will no longer be rebalanced on a periodic basis. You must provide us with written instructions if you wish your account to be rebalanced in the future. We reserve the right to restrict the availability of rebalancing programs at any time.

Transfer of Fund Value

You may transfer Fund Value among the Sub-Accounts. Subject to certain limitations, you may also transfer between the Sub-Accounts and the Guaranteed Interest Account. Transfers may be made by telephone if the proper form has been completed, signed and filed at the Company's Operations Center. See "Transferring Your Money Among Our Investment Options."

Policy loans

You may borrow up to 90% of your Policy's Cash Value from the Company. Your Policy will be the only security required for a loan.

The amount of Outstanding Debt is subtracted from your death benefit. We also deduct such amount from any Fund Value proceeds payable at maturity and from the proceeds of a full surrender. Outstanding Debt may also affect the continuation of the Policy. The Company charges interest on Policy loans. If you do not pay the interest when due, the amount due will be borrowed from the Policy's Cash Value and will become part of the Outstanding Debt. Policy loans could have tax consequences. See "Policy loans" for more detailed information.

Full surrender

You can surrender the Policy during the insured's lifetime and receive its Cash Value, which equals (a) Fund Value, minus (b) any surrender charge, and minus (c) any Outstanding Debt.

Partial surrender

You may request a partial surrender if your Cash Value after the deduction of the requested surrender amount and any fees is greater than $500. If the requested amount exceeds the amount available, we will reject your request. A partial surrender will decrease the Specified Amount.

Partial surrenders must be for at least $500. A partial surrender fee of $10 will be assessed against the remaining Fund Value. There is no surrender charge assessed on a partial surrender.

Right to Return Policy Period

This is provided for informational purposes only. Since these polices are no longer available to new purchasers, this cancellation provision is no longer applicable.

You have the right to examine the Policy when you receive it. You may return the Policy to us at our Operations Center or to the agent who sold it for any reason and obtain a full refund of the premium you paid. The Right to Return Policy Period runs for 10 days (or longer in certain states) after you receive the Policy.

All Fund Values of the Policy during the Right to Return Policy Period are held in the Company's general account. Any premium balance remitted by you earns interest until the Right to Return Policy Period has ended. Once your application is approved and you are issued a Policy, the balance of the first scheduled premium payment is payable. The scheduled premium payments specified in your Policy must be paid in full when your Policy is delivered. Your Policy if issued exactly as applied for is effective on (1) the date we authorize its delivery, or (2) any later Policy date requested in the application. If your Policy is issued other than as applied for, the Policy will take effect on the date it is delivered, as long as delivery and payment of any required costs are made while the insured is living.

Any premium balance remitted by you earns interest until the Right to Return Policy Period has ended. The Policy premium credited with interest equals amounts in the general account under the Temporary Insurance Agreement, plus interest credited minus deductions from premiums. The monthly deduction due prior to or on the Policy Release

Date will be made. If you request a Policy date which is later than the Policy Release Date, your premium will be held in the general account until the Policy date. Premium held in the Company's general account earns an interest rate set by the Company, but will not be less than 4.5% per year. When the Right to Return Policy Period ends, the premium, plus any interest credited by the Company, is allocated to the subaccounts of the Separate Account or the Guaranteed Interest Account pursuant to your instructions.

Grace period and lapse

Your Policy will remain in effect as long as:

1.  it has a Cash Value greater than zero;

2.  the Guaranteed Death Benefit Rider or the Guaranteed Death Benefit to Age 100 Rider is in effect; or

3.  during the first three Policy years if on each monthly anniversary the sum of the premiums paid minus the sum of partial surrenders (excluding related fees) and any Outstanding Debt, is greater than or equal to the Minimum Monthly Premium times the number of months your Policy has been in effect. If you increase the Specified Amount during the first three Policy years, you must continue paying the Minimum Monthly Premium for an additional three Policy years from the date of the increase.

If the Policy is about to terminate (or lapse), we will give you notice that you must pay additional premiums. That notice will tell you what the minimum amount you must pay is if the Policy is to remain in effect and the date by which we must receive that amount (this period is called the "grace period").

In addition, we calculate each month whether you have paid the premiums required to be paid by your Guaranteed Death Benefit Rider or your Guaranteed Death Benefit to Age 100 Rider. If your Policy does not meet the test on that date, a notice will be sent to you giving you 61 days from its date to make additional payments to the Policy.

You must understand that after the first three Policy years, the Policy can lapse even if the scheduled premium payments are made unless you have met the requirements of the Guaranteed Death Benefit Rider or the Guaranteed Death Benefit to Age 100 Rider.

Other optional benefits

The following additional benefits may be added to your Policy for an additional charge, subject to certain limits. See "Other Benefits Available Under the Policy" for more detailed information.

•  Accidental Death and Dismemberment Rider: This rider pays a benefit amount if the insured dies or suffers a specified dismemberment as a result of an accident.

•  Additional Term Life Insurance Rider: This rider provides you with a level death benefit to age 100.

•  Children's Term Life Insurance Rider: This rider provides term insurance coverage on the lives of your dependent children under age 18.

•  Guaranteed Death Benefit Rider: This rider provides a death benefit (equal to the Specified Amount of your Policy) and may keep certain rider coverages in effect under certain circumstances for an extended period of time, even if the Cash Value of the Policy is zero on any monthly anniversary date.

•  Guaranteed Death Benefit to Age 100 Rider: This rider provides a death benefit (equal to the Specified Amount only of your Policy) and may keep certain rider coverages in effect under certain circumstances for an extended period of time, even if the Cash Value of the Policy is zero on any monthly anniversary date.

•  Maturity Extension Rider: This rider provides the payment of the benefit may be deferred until the date of the insured's death.

•  Spouse's Yearly Renewable Term Rider/Other Insured Term Rider: This rider provides for term insurance benefits on the life of the insured's spouse, to the spouse's age 80.

•  Purchase Option Rider: This rider provides the option to purchase up to $100,000 of additional coverage without providing additional evidence that the insured remains insurable.

•  Waiver of Specified Premiums Rider: This rider provides for the waiver of the monthly specified premiums (shown on the rider) while the insured has a covered total disability for 6 months without interruption and the Policy is in effect.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy's information pages for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, or transfer Cash Value between Portfolios.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Premium Expense Charge:	Upon receipt of each premium payment	4.0% of premium payment less than $500,000 3.0% of premium payments $500,000 or more	4.0% of premium payment less than $500,000 3.0% of premium payments $500,000 or more
Surrender Charge:(1)
Minimum and Maximum Charge	At the time of any surrender or Lapse	Same as current	The surrender charge for the Specified Amounts declines each year: 80%: Year 1 – 7 70%: Year 8 60%: Year 9 50%: Year 10 40%: Year 11 30%: Year 12 20%: Year 13 10%: Year 14
Charge for a 35 year old male in the nontobacco class during the first Policy Year	At the time of any surrender or Lapse	$7.25 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable	$7.25 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable
Transfer Fee:(2)	Upon each transfer in excess of 12 in a Policy Year	$25 per transfer	$0 per transfer
Special services charge: • Wire transfer charge(3) • Express mail charge(3) • Policy illustration charge(4) • Duplicate Policy charge(4) • Policy history charge(4)(5) • Charge for returned payments(4)	At the time of the transaction At the time of the transaction At the time of the transaction At the time of the transaction At the time of the transaction At the time of the transaction	Maximum Charge: $90 Maximum Charge: $35 Maximum Charge: $25 Maximum Charge: $35 Maximum Charge: $50 Maximum Charge: $25	Current Charge: $90 Current Charge: $35 Current Charge: $0 Current Charge: $35 Current Charge: $50 Current Charge: $25

(1)  The surrender charge is based on a factor per $1,000 of Specified Amount (or increase in Specified Amount) multiplied by a grading percentage. The surrender charge factor varies based on individual characteristics of the insured (e.g., age, sex, risk class and particular health, occupational or vocational risks). The table shows the lowest and highest surrender charge based on our maximum guaranteed rates for individuals in standard risk classifications and the highest grading percentage. The table also shows the maximum surrender charge under a Policy issued to an individual who is representative of individuals we insure. The charges shown in the table may or may not be representative of the charge you will pay. Please refer to the information pages of your Policy for more information about the charges that will apply to you. You may also contact us at [1-800-487-6669] to make inquiries about your Policy. For more detailed information about surrender charges, see "Charges and Deductions" in this prospectus

(2)  Currently, there is no charge on transfers among investment options. However, we reserve the right to assess a $25 charge on transfers.

(3)  Unless you specify otherwise, this charge will be deducted from the amount you request.

(4)  The charge for this service must be paid using funds outside of your Policy. Please see "Charges and Deductions" later in this prospectus for more information.

(5)  Currently, we do not charge for a Policy history of less than 5 years from the date of your request. If you request a Policy history of more than 5 years but less than 10 years from the date of your request, the current charge is $25. For Policy histories of 10 years or more, the charge is $50. We reserve the right to charge a maximum of $50 for all Policy histories.

The surrender charge grades from 80% to 0% over 15 years (11 years for issue ages 76-85) following issuance of the Policy or increase in Specified Amount, according to the following schedule:

Grading Percentages Policy Years		Percent for Issue Ages 0-75	Percent for Issue Ages 76-85
1-3		80%	80%
4		80	70
5		80	60
6		80	50
7		80	40
8		70	30
9		60	20
10		50	10
11		40	0
12		30	0
13		20	0
14		10	0
15	+	0	0

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Portfolio fees and expenses.

Periodic Charges Other Than Annual Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Base Policy Charge:
Cost of Insurance(1)(2)
Minimum and Maximum Charge	On each Monthly Anniversary Day	$0.06-$83.33 per $1,000 of Net Amount at Risk(2)	$0.06-$83.33 per $1,000 of Net Amount at Risk(2)
Charge for a 49 year old male in the nontobacco class during the first Policy Year	On each Monthly Anniversary Day	$0.35 per $1,000 of Net Amount at Risk	$0.35 per $1,000 of Net Amount at Risk
Mortality and Expense Risk Charge	Daily		0.000959% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.35% of such amount

Periodic Charges Other Than Annual Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Standard Administrative Fee	On each Monthly Anniversary Day	$5.00	$5.00
Optional Benefit Charges:
Guaranteed Death Benefit Rider(3)	On each Monthly Anniversary Day	$0.01 per $1,000 of rider coverage amount	$0.01 per $1,000 of rider coverage amount
Guaranteed Death Benefit to Age 100 Rider(3)	On each Monthly Anniversary Day	$0.01 per $1,000 of rider coverage amount	$0.01 per $1,000 of rider coverage amount
Spouse's Yearly Renewable Term Rider/Other Insured Term Rider:
Minimum and Maximum Charge	On each Monthly Anniversary Day	$0.07-$6.66 per $1,000 of Net Amount at Risk(2)	$0.07-$6.6 per $1,000 of Net Amount at Risk(2)
Charge for a 49 year old male in the nontobacco class during the first Policy Year	On each Monthly Anniversary Day	$0.3 per $1,000 of Net Amount at Risk	$0.3 per $1,000 of Net Amount at Risk
Additional Term Life Insurance Rider
Minimum and Maximum Charge	On each Monthly Anniversary Day	$0.08-$83.33 per $1,000 of Net Amount at Risk(2)	$0.03-$23.63 per $1,000 of Net Amount at Risk(2)
Charge for a 49 year old male in the nontobacco class during the first Policy Year	On each Monthly Anniversary Day	$0.36 per $1,000 of Net Amount at Risk	$0.22 per $1,000 of Net Amount at Risk
Children's Term Life Insurance Rider
Minimum and Maximum Charge	On each Monthly Anniversary Day	$0.48 per $1,000 of Net Amount at Risk(2)	$0.48 per $1,000 of Net Amount at Risk(2)
Charge for a 49 year old male in the nontobacco class during the first Policy Year	On each Monthly Anniversary Day	$0.48 per $1,000 of Net Amount at Risk	$0.48 per $1,000 of Net Amount at Risk
Accidental Death Benefit Rider
Minimum and Maximum Charge	On each Monthly Anniversary Day	$0.08-$0.17 per $1,000 of rider coverage amount	$0.08-$0.17 per $1,000 of rider coverage amount
Charge for a 49 year old male in the nontobacco class during the first Policy Year	On each Monthly Anniversary Day	$0.08 per $1,000 of rider coverage amount	$0.08 per $1,000 of rider coverage amount
Purchase Option Rider	On each Monthly Anniversary Day	$0.05-$0.36 per $1,000 of rider coverage amount	$0.05-$0.36 per $1,000 of rider coverage amount

Periodic Charges Other Than Annual Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Waiver of Specified Premium Rider
Minimum and Maximum Charge	On each Monthly Anniversary Day	$0.01-$0.03 per $1,000 of rider coverage amount	$0.01-$0.03 per $1,000 of rider coverage amount
Charge for a 49 year old male in the nontobacco class during the first Policy Year	On each Monthly Anniversary Day	$0.01 per $100 of rider coverage amount	$0.01 per $100 of rider coverage amount

(1)  The cost of insurance charge varies based on individual characteristics of the insured (e.g., age, sex, risk class and particular health, occupational or vocational risks). The net amount at risk is the difference between the adjusted death benefit provided under the Policy and the Fund Value payable at the time. The table shows the lowest and highest cost of insurance charges based on our maximum guaranteed rates for individuals in standard risk classifications. The table also shows the maximum cost of insurance charge under a Policy issued to an individual who is representative of individuals we insure. The charges shown in the table may or may not be representative of the charge you will pay. Please refer to the information pages of your Policy for more information about the charges that will apply to you. You may also contact us at [1-800-487-6669] to make inquiries about your Policy. For more detailed information about cost of insurance charges, see "Charges and Deductions" in this prospectus.

(2)  The monthly per $1,000 of Specified Amount charge varies based on individual characteristics of the insured (e.g., age, sex, risk class and particular health, occupational or vocational risks). The table shows the lowest and highest monthly per $1,000 of Specified Amount charges based on our maximum guaranteed rates for individuals in standard risk classifications. The table also shows the maximum monthly per $1,000 of Specified Amount charge under a Policy issued to an individual who is representative of individuals we insure. The charges shown in the table may or may not be representative of the charge you will pay. Please refer to the information pages of your Policy for more information about the charges that will apply to you. You may also contact us at [1-800-487-6669] to make inquiries about your Policy. For more detailed information about monthly per $1,000 of Specified Amount charges, see "Charges and Deductions" in this prospectus.

(3)  The Guaranteed Death Benefit Rider is not available in all states.

The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. A complete list of Portfolios available under the Policy, including their annual expenses, may be found in "Appendix A: Portfolios Available Under Your Policy" of this prospectus.

ANNUAL PORTFOLIO EXPENSES
(As of 12/31/21)

	Minimum	Maximum
Total Annual Portfolio Expenses (expenses that are deducted from portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)	[ ]%	[ ]%

PRINCIPAL RISKS OF INVESTING IN THE POLICY

Risks of investing in a policy

The Policy is unsuitable as a short-term savings vehicle. The Policy may be appropriate if you have a long-term investment horizon and is not intended for short-term investment, and is therefore not appropriate for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading. The principal risks of investing in a Policy are as follows:

•  If the investment options you choose perform poorly, you could lose some or all of the premiums you pay.

•  If the investment options you choose do not make enough money to pay for the Policy charges, except to the extent provided by any no-lapse guarantee or loan extension feature, you may have to pay more premiums to keep your Policy from terminating.

•  Your Policy will lapse and possibly terminate without value if it does not have enough net Policy account value to pay monthly charges when due, and this could occur due to insufficient premium payments, Policy charges, Policy loans, partial withdrawals, and/or poor investment performance. If your Policy lapses and terminates you will not be paid a death benefit.

•  If you take a Policy loan or a partial withdrawal you may decrease the net Policy account value, cash surrender value and/or death benefit and may risk the loss of the no-lapse guarantee.

•  We can increase, without your consent and subject to any necessary regulatory approvals, any charge that you currently pay at less than the maximum amount. We will not increase any charge beyond the highest maximum noted in the tables in "Fee Table" section in this prospectus.

•  There may be adverse tax consequences associated with taking a Policy loan or making a partial withdrawal from your Policy.

•  You may have to pay a surrender charge and there may be adverse tax consequences if you wish to discontinue some or all of your insurance coverage under a Policy.

•  Partial withdrawals from your Policy are available only after the first Policy year and must be at least $500 and no more than the net cash surrender value. Under certain circumstances, we will automatically reduce your Policy's face amount as a result of a partial withdrawal.

•  The guarantees we make to you under this Policy are supported by the Company's general account and are subject to the Company's claims paying ability. You should look solely to the financial strength of the Company for its claims-paying ability.

Cybersecurity Risks and Catastrophic Events

We rely heavily on interconnected computer systems and digital data to conduct our variable product business. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyberattacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized use or abuse of confidential customer information. Systems failures and cyberattacks, as well as, any other catastrophic event, including natural and manmade disasters, public health emergencies, pandemic diseases, terrorist attacks, floods or severe storms affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or thirdparty service providers may adversely affect us, our business operations and your account value. Systems failures and cyber-attacks may also interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate account values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. In addition, the occurrence of any pandemic disease (like COVID-19), natural disaster, terrorist attack or any other event that results in our workforce, and/or employees of service providers and/or third party administrators, being compromised and unable or unwilling to fully perform their responsibilities, could likewise result in interruptions in our service, including our ability to issue contracts and process contract transactions. Even if our workforce and employees of our service providers and/or third party administrators were able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and lead to delays in our issuing contracts and processing of other contract-related transactions. Cybersecurity risks and catastrophic events may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Policy to lose value. While there can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Policy due to cyber-attacks, information security breaches or other catastrophic events in the future, we take reasonable steps to mitigate these risks and secure our systems and business operations from such failures, attacks and events. Your Policy permits other transactions that also have risks. These and other risks and benefits of investing in a Policy are discussed in detail throughout this prospectus.

A comprehensive discussion of the risks of each variable investment option may be found in the prospectuses for the Portfolios.

THE COMPANY

Equitable Financial Life Insurance Company of America

We are Equitable Financial Life Insurance Company of America (the "Company"), an Arizona stock life insurance corporation organized in 1969. The Company is an affiliate of Equitable Financial Life Insurance Company ("Equitable") and an indirect wholly owned subsidiary of Equitable Holdings, Inc. The Company is solely responsible for paying all amounts to you under your Policy.

Equitable Holdings, Inc. and its consolidated subsidiaries managed approximately $800 billion in assets as of December 31, 2020. The Company is licensed to sell life insurance and annuities in forty-nine states (not including New York), the District of Columbia, Puerto Rico and the U.S. Virgin Islands. Our main administrative office is located at 525 Washington Blvd. Jersey City, NJ 07310.

On October 1, 2013, the Company entered into a reinsurance transaction with Protective Life Insurance Company ("Protective"), whereby Protective agreed to reinsure a substantial portion of the Company's life insurance and annuity business (the "Reinsured Business"). This Policy is included in the Reinsured Business. Protective reinsures all of the insurance risks of the Reinsured Business and is responsible for customer service and administration for all contracts comprising the Reinsured Business. However, the Company remains the insurer of the Policy and the terms, features, and benefits of the Policy have NOT changed as a result of the transaction.

How to reach us

To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your Policy, and (3) any other information or materials that we provide in connection with your Policy or the Portfolios, you may communicate with our Operations Center as listed below for the purposes described or register to view your Policy online at www.service.protective.com. Please refer to "Telephone/fax transactions" below for effective dates for processing telephone and facsimile requests, later in this prospectus. Certain methods of contacting us, such as by telephone or fax may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:

For correspondence with checks:

For subsequent premium payments sent by regular mail:

Equitable Financial Variable — Dept #2635
P.O. Box 11407
Birmingham, AL 35246-2635

For subsequent premium payments sent by express delivery:

Regions Lockbox Operations
Attn: Equitable Financial Variable — LBX Dept #2635
2090 Parkway Office Circle
Hoover, AL 35244

For correspondence without checks:

For all other communications (e.g., requests for transfers, withdrawals, or required notices) sent by mail:

Equitable Financial Life Insurance Company of America
PO Box 4830
Syracuse, NY 13221

By toll-free phone:

Customer service representatives are available weekdays from 8am to 7pm, EST Monday — Thursday and 8am to 5pm EST on Friday at 1-800-487-6669.

By Internet:

You may register for online account access at www.service.protective.com. Our website provides access to account information and customer service. After registering, you can view account details, print customer service forms and find answers to common questions.

Receipt of Communications and Transaction Requests

Your written correspondence will be picked up at the mailing address noted above and delivered to our Operations Center. Your written correspondence, however, is not considered received by us until it is received at our Operations Center in Good Order. Where this prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Operations Center or via the appropriate telephone or fax number or internet website if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a Business Day or (2) after the close of a Business Day, then, in each case, we are deemed to have received that item on the next Business Day. Our Operations Center is: 5788 Widewaters Parkway, Syracuse, NY 13214.

You can also change your allocation percentages, transfer among investment options, make a payment, request a loan, and/or change your address (1) by toll-free phone and assisted service, or (2) by writing our Operations Center. For more information about the transaction requests you can make by phone or fax, see "Telephone/fax transactions" below.

Telephone/fax transactions

You may request a transfer of Fund Value or change allocation instructions for future premiums by telephone or fax if you have completed and signed a telephone/fax transfer authorization form, and we have received that form at our Operations Center. You may elect these privileges when you apply for the Policy. These privileges are subject to our rules and conditions, and we have reserved the right to modify or terminate these privileges. We will process your telephone or fax instructions as of the end of the Business Day that we receive them, subject to the limitations stated in this section and the Transfer section of the prospectus. We will only accept telephone or fax transfer and allocation instructions if they are complete and correct.

We have adopted guidelines (which we believe to be reasonable) relating to telephone/fax transfers and allocation instructions. These guidelines, among other things, outline procedures to be followed which are designed to prevent unauthorized instructions (such as recording your telephone transfer and allocation instructions). If these procedures are followed, we will not be liable for, and you will therefore bear the entire risk of, any loss as a result of our following telephone/fax instructions if such instructions prove to be fraudulent. A copy of the guidelines and our form for electing telephone/fax transfer privileges is available from your agent or by calling us at 1-800-487-6669, Monday through Thursday, 8 AM to 7 PM, Eastern Time and Friday, 8 AM to 5 PM, Eastern Time.

Please note that our telephone system may not always be available. Any telephone system, whether it is yours, your service provider's, or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our system handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you may make your transaction request by writing our Operations Center.

Equitable America Variable Account L

Equitable America Variable Account L (the "Separate Account") is a separate investment account of the Company. Presently, only premium payments and Fund Values of flexible premium variable life insurance policies are permitted to be allocated to the Separate Account. The assets in the Separate Account are kept separate from the general account assets and other separate accounts of the Company.

The Company owns the assets in the Separate Account. The Company is required to keep assets in the Separate Account that equal the total market value of the Policy liabilities funded by the Separate Account. Realized or unrealized income gains or losses of the Separate Account are credited or charged against the Separate Account assets without regard to the other income, gains or losses of the Company. Reserves and other liabilities under the policies are assets of the Separate Account. The Separate Account assets are not chargeable with liabilities of the Company's other businesses.

All Fund Values of the Policy during the Right to Return Policy Period are held in the Company's general account. The Company's general account assets are subject to the liabilities from the businesses the Company conducts. In addition, the Company may transfer to its general account any assets that exceed anticipated obligations of the Separate Account. We may withdraw amounts from the Separate Account that represent our investments in the Separate Account or that represent fees and charges under the policies that we have earned. All obligations of the Company under the Policy are general corporate obligations of the Company. The Company may accumulate in the Separate Account proceeds from various Policy charges and investment results applicable to those assets.

Equitable America Variable Account L was authorized by the Board of Directors of the Company and established under Arizona law on February 19, 1985. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). A unit investment trust is a type of investment company. The SEC does not supervise the administration or investment practices or policies of the Separate Account. The Company is not required to register, and is not registered, as an investment company under the 1940 Act. For state law purposes, the Separate Account is treated as a part or division of the Company.

THE PORTFOLIOS

We offer both affiliated and unaffiliated Trusts, which in turn offer one or more Portfolios. The currently available Portfolios, their investment types, advisers and sub-advisers, current expenses, and past performance are summarized in the chart located in "Appendix A: Portfolios Available Under Your Policy." Each Portfolio has a prospectus that contains more detailed information about the Portfolio. You can access the Portfolio prospectuses online at www.equitable.com/associations/ada/investments. You can also request this information at no cost by calling [1-800-487-6669].

Equitable Investment Management Group, LLC ("Equitable IMG"), a wholly owned subsidiary of the Company, serves as the investment adviser of the Portfolios of EQ Advisors Trust. For some affiliated Portfolios, Equitable IMG has entered into sub-advisory agreements with one or more other investment advisers (the "sub-advisers") to carry out investment decisions for the Portfolios. As such, among other responsibilities, Equitable IMG oversees the activities of the sub-advisers with respect to the affiliated Trust and is responsible for retaining or discontinuing the services of those sub-advisers. The chart in "Appendix A: Portfolios Available Under Your Policy " indicates the subadviser(s) for each Portfolio, if any.

You should be aware that Equitable Advisors, LLC (Equitable Financial Advisors in Michigan and Tennessee), ("Equitable Advisors") and Equitable Distributors, LLC ("Equitable Distributors") (together, the "Distributors") directly or indirectly receive 12b-1 fees from affiliated Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The affiliated Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. In addition, Equitable IMG receives management fees and administrative fees in connection with the services it provides to the affiliated Portfolios. As such, it is generally more profitable for us to offer affiliated Portfolios than to offer unaffiliated Portfolios.

The Company or the Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services. These fees and payments range from 0% to 0.60% of the unaffiliated Portfolios' average daily net assets. The Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated Portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers' respective Portfolios.

As a Policy owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments, as well as the Portfolios' investment management fees and administrative expenses, will reduce the underlying Portfolios' investment returns. The Company and/or its affiliates may profit from these fees and payments. The Company considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

Some affiliated Portfolios invest in other affiliated Portfolios (the "EQ Fund of Fund Portfolios"). The EQ Fund of Fund Portfolios offer Policy owners a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the EQ Fund of Fund Portfolios by Equitable IMG. Equitable Advisors, an affiliated broker-dealer of the Company, may promote the benefits of such Portfolios to Policy owners and/or suggest that Policy owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, the Company, and/or its affiliates, may be subject to conflicts of interest insofar as the Company may derive greater revenues from the EQ Fund of Fund Portfolios than certain other Portfolios available to you under your Policy. Please see "Payment of Premiums and Determining Your Policy's Value" later in this section for more information about your role in managing your allocations.

As described in more detail in the Portfolio prospectuses, the EQ Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by Equitable IMG (the "EQ volatility management strategy") and, in addition, certain EQ Fund of Fund Portfolios may invest in affiliated Portfolios that utilize this strategy. The EQ volatility management strategy employs various volatility management techniques, such as the use of ETFs or futures and options, to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the EQ volatility management strategy, the adviser of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio's exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio's participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high.

The EQ Managed Volatility Portfolios that include the EQ volatility management strategy as part of their investment objective and/or principal investment strategy.

Portfolios that utilize the EQ volatility management strategy (or, in the case of certain EQ Fund of Fund Portfolios, invest in other Portfolios that use the EQ volatility management strategy) are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. During rising markets, the EQ volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the EQ volatility management strategy (or, in the case of the EQ Fund of Fund Portfolios, invest exclusively in other Portfolios that do not use the EQ volatility management strategy). Conversely, investing in investment options that feature a managed-volatility strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option's equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that feature a volatility management strategy.

Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the EQ volatility management strategy. Please further note that certain other affiliated Portfolios, as well as unaffiliated Portfolios, may utilize volatility management techniques that differ from the EQ volatility management strategy. Affiliated Portfolios that utilize these volatility management techniques are identified in "Appendix A: Portfolios Available Under Your Policy" by a "*." Such techniques could also impact your account value in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios' objective and strategies.

Asset Transfer Program

Portfolio allocations in certain of our variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program (ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the EQ/Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all Policy owners invested in that Portfolio:

(a)  By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio's investment performance and the ability of the subadviser to fully implement the Portfolio's investment strategy could be negatively affected; and

(b)  By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by Policy owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all Policy owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some Policy owners may have a portion of their account value transferred to the EQ/Ultra Conservative Strategy Portfolio investment option and others may not. If the

ATP causes significant transfers of total account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a Policy owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.

Voting of Portfolio shares

Based on its view of present applicable law, the Company will exercise voting rights attributable to the shares of each Portfolio held in the Sub-Accounts. We will exercise such rights at any regular and special meetings of the shareholders of the Portfolios on matters requiring shareholder voting under the Investment Company Act of 1940 (the "Act"). Our exercise of these voting rights will be based on instructions received from persons having the voting interest in corresponding Sub-Accounts of the Separate Account. We may elect to vote the shares of the Portfolios in our own right if

1.  the Act or any regulations thereunder is amended, or

2.  the present interpretation of the Act should change, and

3.  as a result we determine that it is permitted to vote the shares of the Portfolios in our right.

The person having the voting interest under a Policy is the Policy owner. Unless otherwise required by applicable law, a Policy owner will have the right to instruct for the number of votes of any portfolio determined by dividing his or her Fund Value in the Sub-Account that corresponds to the portfolio by $100. Fractional votes will be counted. The number of Policy owner votes will be determined as of the date set by the Company. However, such date will not be more than 90 days prior to the date established by the corresponding Portfolio for determining shareholders eligible to vote at that Portfolio's meeting. If required by the Securities and Exchange Commission, the Company reserves the right to determine the voting rights in a different fashion. Voting instructions may be cast in person or by proxy.

If the Company does not receive voting instructions from the Policy owner on time, the Company will vote his or her votes. The Company will vote in the same proportion as voting instructions received on time for all policies participating in that Sub-Account. The Company will also exercise the voting rights from assets in each Sub-Account, which are not otherwise attributable to Policy owners. These votes will be exercised in the same proportion as the voting instructions that are received on time for all policies participating in that Sub-Account. Generally, the Company will vote any voting rights attributable to shares of portfolios of the Portfolios held in its General Account. These votes will be exercised in the same proportion as the aggregate votes cast with respect to shares of Portfolios held by the Separate Account and other separate accounts of the Company. One effect of proportional voting is that a small number of Policy owners may control the outcome of a vote.

Disregard of voting instructions

The Company may disregard voting instructions when required by state insurance regulatory authorities, if, (1) the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a Portfolio, or (2) to approve or disapprove an investment advisory contract. In addition, the Company itself may disregard voting instructions of changes initiated by Policy owners in the investment Policy or the investment adviser (or portfolio manager) of a Portfolio. The Company's disapproval of such change must be reasonable and must be based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Portfolio's objectives and purpose, and considering the effect the change would have on the Company. If the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next report to Policy owners.

Report to Policy owners

A statement will be sent at least annually to each Policy owner setting forth:

1.  A summary of the transactions which occurred since the last statement; and

2.  Indicating the death benefit, Specified Amount, Fund Value, Cash Value, and any Outstanding Debt.

In addition, the statement will indicate the allocation of Fund Value among the Guaranteed Interest Account, the Loan Account and the Sub-Accounts, and any other information required by law. Confirmations will be sent out for premium payments, transfers, loans, loan repayments, withdrawals, and surrenders.

Each Policy owner will also receive an annual and a semiannual report containing financial statements for the Separate Account and the Portfolios. The Portfolios' statement will include a list of the investments of the Portfolios, as required by the Investment Company Act of 1940, and/or such other reports as may be required by federal securities laws.

Substitution of investments and right to change operations

The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the securities that are held by or may be purchased by the Separate Account or any of its other separate accounts. The Company may substitute shares of another Portfolio or of a different fund for shares already purchased, or to be purchased in the future under the Policies if:

1.  Shares of any or all of the Portfolios should no longer be available for investment; or

2.  Further investment in shares of any or all Portfolios should become inappropriate in view of the purposes of the policies.

The substituted Portfolio may have higher fees and expenses. Where required, the Company will not substitute any shares attributable to a Policy owner's interest in the Separate Account without notice, Policy owner approval, or prior approval of the Securities and Exchange Commission if required. The Company will also follow the filing or other procedures established by applicable state insurance regulators. Applicable state insurance regulators include the Commissioner of Insurance of the State of Arizona.

The Company also reserves the right to establish additional Sub-Accounts of the Separate Account. Each additional Sub-Account would invest in (1) a new Portfolio, or (2) in shares of another investment company, a Portfolio thereof, or (3) another suitable investment vehicle, with a specified investment objective. New Sub-Accounts may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant, and any new Sub-Accounts will be made available to existing Policy Owners on a basis to be determined by the Company. The Company may also eliminate one or more Sub-Accounts if, in its sole discretion, marketing, tax, or investment conditions so warrant.

If a substitution or change is made, the Company may make changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If the Company considers it to be in the best interests of persons having voting rights under the Policies, the Separate Account may:

1.  be operated as a management investment company under the Investment Company Act of 1940 (the "Act") or any other form permitted by law,

2.  be deregistered under that Act if such registration is no longer required, or

3.  be combined with other separate accounts of the Company or an affiliate thereof.

Subject to compliance with applicable law, the Company also may combine one or more Sub-Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

Changes to comply with law

The Company reserves the right to make any change without consent of Policy owners to the provisions of the Policy to comply with, or give Policy owners the benefit of, any Federal or State statute, rule, or regulation. Federal and State laws include but are not limited to requirements for life insurance contracts under the Internal Revenue Code, and regulations of the United States Treasury Department or any state.

State variations

Policies issued in your state may provide different features and benefits from those described in this prospectus. Any state variations in the policy are covered in a special policy form for use in that state. This prospectus provides a general description of the policies. Your actual policy and any endorsements are the controlling documents. If you would like to review a copy of the policy or any endorsements, contact the Company's Operations Center.

Variations among policies

Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your Policy. The Company or your financial professional can advise you about any variations that may apply to your Policy.

GENERAL DESCRIPTION OF THE POLICY

Application for a Policy

Since these policies are no longer available to new purchasers, this information is provided for informational purposes only. The Policy is available to both individuals as well as corporations that provide coverage and benefits for key employees. A purchaser must complete an application and personally deliver it to a licensed agent of the Company, who is also a registered representative of Equitable Advisors, LLC ("Equitable Advisors"). The licensed agent submits the application to the Company. The Policy may also be sold through other broker-dealers authorized under the law. (See "More about the Policy — Distribution of the policies"). A Policy can be issued on the life of an insured for ages up to and including 85 years with evidence of insurability that satisfies the Company. If a qualified plan will own the Policy, the insured cannot be more than 70 years old. The age of the insured is the age on his or her last birthday prior to the date of the Policy. The Company accepts the application subject to its underwriting rules, and may request additional information or reject an application.

The minimum Specified Amount you may apply for is $50,000. However, the Company reserves the right to revise its rules at any time to require a different minimum Specified Amount at issue for subsequently issued policies.

Each Policy is issued with a Policy date. The Policy date is used to determine the Policy months and years, and Policy monthly, quarterly, semi-annual and annual anniversaries. The Policy date is stated on page 1 of the Policy. The Policy date will normally be the later of (1) the date that delivery of the Policy is authorized by the Company ("Policy Release Date"), or (2) the Policy date requested in the application. No premiums may be paid with the application except under the temporary insurance procedures defined below.

Temporary insurance coverage

If you want insurance coverage before the Policy Release Date, and are more than 15 days old and not more than 70 years old, you may be eligible for a temporary insurance agreement. You must complete an application for the Policy and give it to the Company's licensed agent. The application contains a number of questions about your health. Your eligibility for temporary coverage will depend upon your answers to those questions. In addition, you must complete and sign the Temporary Insurance Agreement Form. You must also submit payment for at least one Minimum Monthly Premium for the Policy as applied for. Your coverage under the Temporary Insurance Agreement starts on the date you sign the form and pay the premium amount, or if later, the requested Policy date. (See "Premiums — Premium Flexibility.")

Coverage under the Temporary Insurance Agreement ends (except for policies issued in Kansas) on the earliest of:

1.  the Policy Release Date, if the Policy is issued as applied for;

2.  the 15th day after the Policy Release Date or the date the Policy takes effect, if the Policy is issued other than as applied for;

3.  no later than 90 days from the date the Temporary Insurance Agreement is signed;

4.  the 45th day after the form is signed if you have not finished the last required medical exam;

5.  5 days after the Company sends notice to you that it declines to issue any Policy; and

6.  the date you tell the Company that the Policy will be refused.

For policies issued in Kansas, coverage under the Temporary Insurance Agreement ends on the earliest of:

1.  the Policy Release Date, if the Policy is issued as applied for;

2.  the 15th day after the Policy Release Date or the date the Policy takes effect, if the Policy is issued other than as applied for;

3.  the date you tell the Company that the Policy will be refused; and

4.  the day written notice of the declination and refund of premium is provided to the applicant.

If the insured dies during the period of temporary coverage, the death benefit will be:

1.  the insurance coverage applied for (including any optional riders) up to $500,000, less

2.  the deductions from premium and the monthly deduction due prior to the date of death.

Premiums paid for temporary insurance coverage are held in the Company's general account until the Policy Release Date. Except as provided below, interest is credited on the premiums (less any deductions from premiums) held in the Company's general account. The interest rate will be set by the Company, but will not be less than 4.5% per year. If the Policy is issued and accepted, these amounts will be applied to the Policy. These premiums will be returned to you (without interest) within 5 days after the earliest of

1.  the date you tell the Company that the Policy will be refused. Your refusal must be (a) at or before the Policy Release Date, or (b) (if the Policy is authorized for delivery other than as applied for), on or before the 15th day after the Policy Release Date, or

2.  the date on which coverage under the Temporary Insurance Agreement ends other than because the applicant has died or the Policy applied for is issued or refused, or

3.  the date the Company sends notice to you declining to issue any Policy.

Initial premium payment

Once your application is approved and you are issued a Policy, the balance of the first scheduled premium payment is payable. The scheduled premium payments specified in your Policy must be paid in full when your Policy is delivered. Your Policy if issued exactly as applied for is effective on (1) the date we authorize its delivery, or (2) any later Policy date requested in the application. If your Policy is issued other than as applied for, the Policy will take effect on the date it is delivered, as long as delivery and payment of any required costs are made while the insured is living. Any premium balance remitted by you earns interest until the Right to Return Policy Period has ended. The Policy premium credited with interest equals amounts in the general account under the Temporary Insurance Agreement, plus interest credited minus deductions from premiums. The monthly deduction due prior to or on the Policy Release Date will be made. If you request a Policy date which is later than the Policy Release Date, your premium will be held in the general account until the Policy date. Premium held in the Company's general account earns an interest rate set by the Company, but will not be less than 4.5% per year. When the Right to Return Policy Period ends, the premium, plus any interest credited by the Company, is allocated to the subaccounts of the Separate Account or the Guaranteed Interest Account pursuant to your instructions. (See "Right to examine a Policy — Right to Return Policy Period.")

Policy date

The Company may approve the backdating of a Policy. The Policy may be backdated for not more than 6 months (a shorter period is required in certain states) prior to the date of the application. Backdating can be to your advantage if it lowers the insured's issue age and results in lower cost of insurance rates. If the Policy is backdated, the initial scheduled premium payment will include sufficient premium to cover the extra charges for the backdating period. Extra charges equal the monthly deductions for the period that the Policy date is backdated.

Risk classification

Insureds are assigned to underwriting (risk) classes. Risk classes are used in calculating the cost of insurance and certain rider charges. In assigning insureds to underwriting classes, the Company will normally use the medical or paramedical underwriting method. This method may require a medical examination of the proposed insured. The Company may use other forms of underwriting when it is considered appropriate.

You may generally ask us to review the tobacco habits of an insured person of attained age 18 or over in order to change the charge from tobacco user rates to non-tobacco user rates. The change, if approved, may result in lower future cost of insurance rates beginning on the effective date of the change to non-tobacco user rates.

The change will be based upon our general underwriting rules in effect at the time of application, and may include criteria other than tobacco use status as well as a definition of tobacco use different from that applicable at the time this Policy was issued.

Similarly, after the first Policy year, you may generally request us to review the insured person's risk class to see if they qualify for a reduction in future cost of insurance rates. Any such change will be based upon our general underwriting rules in effect at the time of application, and may include various criteria.

For more information concerning possible limitations on any ratings changes, please see "2009 or later increases in benefits or coverage, addition of riders, or certain other Policy changes" in "Tax treatments of Policy benefits" in "Other information" later in this prospectus.

The change in rates, if approved, will take effect at the beginning of the Policy month that coincides with or next follows the date we approve your request. This change may have adverse tax consequences.

The Guaranteed Interest Account

You may allocate all or a portion of your net premiums and transfer Fund Value to the Guaranteed Interest Account of the Company. Amounts allocated to the Guaranteed Interest Account become part of the "General Account" of the Company, which supports insurance and annuity obligations. The amounts allocated to the General Account of the Company are subject to the liabilities arising from the business the Company conducts. Descriptions of the Guaranteed Interest Account are included in this prospectus for the convenience of the purchaser. The Guaranteed Interest Account and the General Account of the Company have not been registered under the Securities Act of 1933 or the Investment Company Act of 1940. Accordingly, neither the Guaranteed Interest Account nor any interest therein is generally subject to the provisions of the Securities Act of 1933 or the Investment Company Act of 1940 and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Guaranteed Interest Account. Disclosures regarding the Guaranteed Interest Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus. For more details regarding the Guaranteed Interest Account, see the Policy.

General description

Amounts allocated to the Guaranteed Interest Account become part of the General Account of the Company which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of its General Account.

You may elect to allocate net premiums to the Guaranteed Interest Account, the Separate Account, or both. You may also transfer Fund Value from the subaccounts of the Separate Account to the Guaranteed Interest Account or from the Guaranteed Interest Account to the subaccounts. The Company guarantees that the Fund Value in the Guaranteed Interest Account will be credited with a minimum interest rate of 0.0121% daily, compounded daily, for a minimum effective annual rate of 4.5%. Such interest will be paid regardless of the actual investment experience of the Guaranteed Interest Account. In addition, the Company may in its sole discretion declare current interest in excess of the 4.5% annual rate. (The portion of a Policy owner's Fund Value that has been used to secure Outstanding Debt will be credited with a guaranteed interest rate of 0.0121% daily, compounded daily, for a minimum effective annual rate of 4.5%.) Prior to the beginning of each calendar month, an interest rate will be declared. The declared rate will apply to premium payments and transfers into the Guaranteed Interest Account made during the calendar month. The calendar year and month the payment or transfer is made determines the "generation" of such monies. The current interest will be credited from the date of the payment or transfer for a period of 12 months beginning the first day of the monthly generation to which the payment or transfer is assigned. After the first 12 months, a renewal interest rate will be declared for a new 12-month period. At the end of the renewal period all monies will earn an interest rate which is declared monthly and applies for a one-month period.

The Company bears the full investment risk for the Fund Value allocated to the Guaranteed Interest Account.

Death benefit

The death benefit under the Policy will be determined in the same fashion if you have Fund Value in the Guaranteed Interest Account or Fund Value in the subaccounts. The death benefit under Option 1 will be equal to the Specified Amount of the Policy or, if greater, Fund Value on the date of death multiplied by a death benefit percentage. Under Option 2, the death benefit will be equal to the Specified Amount of the Policy plus the Fund Value on the date of death or, if greater, Fund Value on the date of death multiplied by a death benefit percentage.

Changes in Specified Amount

You may request an increase or decrease in the Specified Amount under your Policy subject to Company approval. A change in the Specified Amount may be requested at any time after the Policy is issued. Increases in Specified Amount are not permitted on or after the insured's age 85 (age 70 for individual qualified plans, i.e. plans qualified under 401(a), including 401(k) plans, and 403(a) of the Internal Revenue Code). Increases are also not permitted if premiums are being waived under the Waiver of Specified Premiums Rider. Increasing the Specified Amount will generally increase the Policy's death benefit. Decreasing the Specified Amount will generally decrease the Policy's death benefit. The amount of change in the death benefit depends on (1) the death benefit option chosen, and

(2) whether the death benefit under the Policy is being computed using the death benefit percentage at the time of the change. Changing the Specified Amount could affect the subsequent level of Policy values. For example, an increase in Specified Amount may increase the net amount at risk, which will increase your cost of insurance charges over time. Conversely, a decrease in Specified Amount may decrease the net amount at risk, which may decrease your cost of insurance over time. To increase or decrease the Specified Amount, send a written application to the Company's Operations Center. It will become effective on the monthly anniversary day on or next following the Company's acceptance of your request. If you are not the insured, the Company may also require the consent of the insured before accepting a request. See "Other information — Federal income tax considerations" for certain possible tax consequences and limitations.

Increases

An increase of Specified Amount requires that additional, satisfactory evidence of insurability be provided to the Company. When you request an increase in Specified Amount, a new "coverage segment" is created for which cost of insurance and other charges are computed separately. See "Charges and Deductions." In addition, the surrender charge associated with your Policy will increase. The surrender charge for the increase is computed in a similar way as for the original Specified Amount. The Minimum Monthly Premium and the required premiums under the Guaranteed Death Benefit Rider or the Guaranteed Death Benefit to Age 100 Rider, if applicable, will also be adjusted. The adjustment will be done prospectively to reflect the increase. If the Specified Amount is increased when a premium payment is received, the increase will be processed before the premium payment is processed. If an increase creates a new coverage segment of Specified Amount, Fund Value after the increase will be allocated, (1) first to the original coverage segment, and (2) second to each coverage segment in order of the increases.

Decreases

Any decrease in Specified Amount (whether requested by you or resulting from a partial surrender or a death benefit option change) will be applied

1.  to reduce the coverage segments of Specified Amount associated with the most recent increases, then

2.  to the next most recent increases successively, and last

3.  to the original Specified Amount.

A decrease will not be permitted if the Specified Amount would fall below $100,000.

The Minimum Monthly Premium will not be adjusted for the decrease in the Specified Amount. If you have a Guaranteed Death Benefit Rider or a Guaranteed Death Benefit to Age 100 Rider, it will be adjusted for the decrease in Specified Amount. If the Specified Amount is decreased when a premium payment is received, the decrease will be processed before the premium payment is processed. Rider coverages may also be affected by a decrease in Specified Amount.

The Company reserves the right to reject a requested decrease. Decreases will not be permitted if:

1.  Compliance with the guideline premium limitations under federal tax law resulting from the decrease would result in immediate termination of your Policy; or

2.  To effect the decrease, payments to you would have to be made from Fund Value for compliance with the guideline premium limitations, and the amount of the payments would exceed the Cash Value of your Policy.

If a requested change is not approved, we will send you a written notice of our decision. Changes in coverage can have tax implications and limitations. See "Federal income tax considerations."

Changes in Additional Term Life Insurance amount

A change in the Additional Term Life Insurance amount may be made at any time after your Policy is issued. Changes will become effective on the monthly anniversary day following the approval of the request to change the Additional Term Life Insurance amount. Increases in the Additional Term Life Insurance amount will be subject to evidence of insurability and will not be permitted after the insured's age 85 (70 for qualified plans). Decreases on a Policy with the Additional Term Life Insurance Rider will be applied in the following order:

•  Against the most recent increase, regardless if it is Specified Amount increase or Additional Term Life Insurance increase;

•  Against the next most recent increases successively, regardless if it is Specified Amount increase or Additional Term Life Insurance increase;

•  Against Additional Term Life Insurance provided under the original application; and

•  Against insurance provided by the Specified Amount under the original application.

PAYMENT OF PREMIUMS AND DETERMINING YOUR POLICY'S VALUE

The Policy is a flexible premium Policy. The Policy provides considerable flexibility, subject to the limitations described below, to pay premiums at your discretion.

Premium Flexibility

The Company requires you to pay an amount equal to at least the Minimum Monthly Premium to put the Policy in effect. If you want to pay premiums less often than monthly, the premium required to put the Policy in effect is equal to the Minimum Monthly Premium multiplied by 12 divided by the frequency of the scheduled premium payments. This Minimum Monthly Premium will be based upon

1.  the Policy's Specified Amount,

2.  any riders added to the Policy, and

3.  the insured's (a) age, (b) smoking status, (c) gender (unless unisex cost of insurance rates apply, see "Charges and Deductions"), and (d) underwriting class.

The Minimum Monthly Premium will be shown in the Policy. Thereafter, subject to the limitations described below, you may choose the amount and frequency of premium payments to reflect your varying financial conditions.

The Policy is guaranteed not to lapse during the first three Policy years if on each monthly anniversary the conditions previously described in "Overview of the Policy" are met. See also "Grace period and lapse."

Scheduled Premium Payments

When you apply for a Policy, you determine a scheduled premium payment. This scheduled premium payment provides for the payment of level premiums at fixed intervals over a specified period of time. You will receive a premium reminder notice for the scheduled premium payment amount on an annual, semiannual or quarterly basis, at your option. The minimum scheduled premium payment equals the Minimum Monthly Premium multiplied by 12 divided by the scheduled premium payment frequency. Although reminder notices will be sent, you may not be required to pay scheduled premium payments.

You must specify the Sub-Accounts and/or Guaranteed Interest Account and the percentage of scheduled premium payments to be allocated to those Sub-Accounts and/or Guaranteed Interest Account. If we do not receive a valid set of allocation instructions from you, scheduled premiums will be allocated to the Sub-Account investing in the EQ/Money Market Portfolio.

You may elect to make monthly premium payments by electronic funds transfer. Based on your Policy date, up to two Minimum Monthly Premiums may be required to be paid in cash before premiums may be paid by electronic funds transfer to the Company. Paying premiums by electronic funds transfer requires you to authorize the Company to withdraw premiums from your checking account each month.

Payment of the scheduled premium payments will not guarantee that your Policy will remain in effect. (See "Grace period and lapse.")

Choice of definition of life insurance

For policies issued on or after March 1, 2001, we offer two death benefit qualification tests, which we use to calculate the minimum death benefit. You must choose one of these tests on your application. Once you choose a test, you cannot change it.

In general, you should choose the Cash Value Accumulation Test if you do not want to limit the amount of premiums you can pay into your Policy. If you want to pay a premium that increases the net amount at risk, however, you need to provide us with satisfactory evidence of insurability before we can increase the death benefit.

The minimum death benefit will generally be smaller under the Guideline Premium/Cash Value Corridor Test than under the Cash Value Accumulation Test resulting in a greater long-term Fund Value. The Guideline Premium/Cash Value Corridor Test can result in lower cost of insurance deductions in later years because the net amount at risk is lower.

Cash Value Accumulation Test

If you choose the Cash Value Accumulation Test, your Policy's minimum death benefit is the minimum death benefit for your Policy to qualify as life insurance under Section 7702 of the Internal Revenue Code.

This test determines what the death benefit should be in relation to your Policy's Fund Value. In general, as your Policy's Fund Value increases, the death benefit must also increase to ensure that your Policy qualifies as life insurance under the Internal Revenue Code.

Under the test, a Policy's death benefit must be large enough to ensure that its cash surrender value (as defined under Section 7702 of the Internal Revenue Code) is never larger than the net single premium that's needed to fund future benefits under the Policy. The net single premium under your Policy varies according to the age, sex and risk class of the person insured by your Policy. It's generally calculated using the guaranteed mortality charges and an interest rate that is the greater of the applicable accumulation test minimum rate (as defined under Section 7702(b) of the Internal Revenue Code) or the rate guaranteed in your Policy at the time of issue. If the Cash Value Accumulation Test is selected, a table of death benefit percentages representing the net single premium will be in your Policy.

The Cash Value Accumulation Test is available for policies issued on or after March 1, 2001.

Guideline Premium/Cash Value Corridor Test

If you choose the Guideline Premium/Cash Value Corridor Test, we calculate the minimum death benefit for your Policy to qualify as life insurance (under Section 7702 of the Internal Revenue Code) by multiplying your Policy's Fund Value by a death benefit percentage.

You'll find a table of death benefit percentages in Appendix B and in your Policy. The death benefit percentage is based on the age of the person insured by the Policy. It is 250% when the insured is age 40 or younger, and reduces as the person gets older.

Under this test, in general, the total premiums you pay less withdrawals cannot exceed your Policy's guideline premium limit.

Modified Endowment Contracts

The amount, frequency and period of time over which you pay premiums may affect whether your Policy will be classified as a modified endowment contract. A modified endowment contract is a type of life insurance Policy subject to different tax treatment than that given to a conventional life insurance Policy. The difference in tax treatment occurs when you take certain pre-death distributions from your Policy. See "Tax Information — Modified Endowment Contracts."

Unscheduled premium payments

Generally, you may make premium payments at any time by sending them through U.S. mail to our Operations Center and in any amount. However, if the premium payment you wish to make exceeds the scheduled premium payments for the Policy, the Company may reject or limit any unscheduled premium payment that would result in an immediate increase in the death benefit payable. An immediate increase would occur if the Policy's death benefit exceeds the Specified Amount for the Policy. The Policy's death benefit would exceed the Specified Amount of the Policy if your Fund Value multiplied by the death benefit percentage determined in accordance with the federal income tax law definition of life insurance exceeds the Specified Amount. See "Death Benefits and Accessing Your Money" and "Tax Information." However, such a premium may be accepted if you provide us with satisfactory evidence of insurability. If satisfactory evidence of insurability is not received, the payment or a part of it may be returned. In addition, all or a part of a premium payment will be rejected and returned to you if it would exceed the maximum premium limitations prescribed by the Internal Revenue Code's definition of life insurance.

Payments you send to us will be treated as premium payments, and not as repayment of Outstanding Debt, unless you request otherwise. If you request that the payment be treated as a repayment of Outstanding Debt, any part of a payment that exceeds the amount of Outstanding Debt will be treated as a premium payment. Applicable taxes and sales charges are only deducted from any payment that constitutes a premium payment.

Premium payments affect the continuation of the Policy

If you skip or stop paying premiums, the Policy will continue in effect until the Cash Value can no longer cover (1) the monthly deductions from the Fund Value for the Policy, and (2) the charges for any optional insurance benefits added by rider. See "Grace period and lapse."

Your Policy is guaranteed to remain in effect as long as

1.  the Cash Value is greater than zero, or

2.  you have purchased the Guaranteed Death Benefit Rider and it is still in the Guaranteed Period, or the Guaranteed Death Benefit to Age 100 Rider and you have met all the requirements of the applicable rider; or

3.  during the first three Policy years, the Minimum Monthly Premium requirements are satisfied, and if you increase the Specified Amount during the first three Policy years the increased Minimum Monthly Premium requirements are satisfied for the remainder of the first three Policy years. If you elect the Guaranteed Death Benefit to Age 100 Rider, this provision does not apply.

Allocation of net premiums

Net premiums may be allocated to any of the available Sub-Accounts and to the Guaranteed Interest Account. Allocations must be in whole percentages, and no allocation may be for less than 5% of a net premium. Allocation percentages must total 100%.

You may change the allocation of net premiums at any time by submitting a written request in Good Order to the Company's Operations Center at 5788 Widewaters Parkway, Syracuse, NY 13214. In addition, you may make changes in net premium allocation instructions by telephone if a properly completed and signed telephone transfer authorization form has been received by us at our Operations Center. The Company may stop making available the ability to give net premium allocation instructions by telephone at any time, but it will give you notice before doing so if we have received your telephone transfer authorization form. See "Telephone/fax transactions." Whether you give us instructions in writing or by telephone, the revised allocation percentages will be effective on the Valuation Date we receive your instructions.

Unscheduled premium payments may be allocated either by percentage or by dollar amount. If the allocation is expressed in dollar amounts, the 5% limit on allocation percentages does not apply.

Determination of Fund Value

Although the death benefit under a Policy can never be less than the Policy's Specified Amount, the Fund Value will vary. The Fund Value varies depending on several factors:

•  Payment of premiums.

•  Amount held in the Loan Account to secure any Outstanding Debt.

•  Partial surrenders.

•  The charges assessed in connection with the Policy.

•  Investment experience of the Sub-Accounts.

•  Amounts credited to the Guaranteed Interest Account.

There is no guaranteed minimum Fund Value (except to the extent that you have allocated net premium payments and Fund Value to the Guaranteed Interest Account) and you bear the entire risk relating to the investment performance of Fund Value allocated to the Sub-Accounts.

The Company uses amounts allocated to the Sub-Accounts to purchase shares of the corresponding portfolios of the Portfolios. The values of the Sub-Accounts reflect the investment experience of the corresponding portfolio. The investment experience reflects:

•  The investment income.

•  Realized and unrealized capital gains and losses.

•  Expenses of a portfolio including the investment adviser fees.

•  Any dividends or distributions declared by a portfolio.

Any dividends or distributions from any of the Portfolios are reinvested automatically in shares of the same Portfolio. The Sub-Account value will also reflect the mortality and expense risk charges the Company makes each day to the the Separate Account.

Amounts allocated to the Sub-Accounts are measured in terms of units. Units are a measure of value used for bookkeeping purposes. The value of amounts invested in each Sub-Account is represented by the value of units credited to the Policy for that Sub-Account. (See "Calculating unit values for each Sub-Account.") On any day, the amount in a Sub-Account of the Separate Account is equal to the unit value times the number of units in that Sub-Account credited to the Policy. The units of each Sub-Account will have different unit values.

Units of a Sub-Account are purchased (credited) whenever premiums or amounts transferred (including transfers from the Loan Account) are allocated to that Sub-Account. Units are redeemed (debited) to:

•  Make partial surrenders.

•  Make full surrenders.

•  Transfer amounts from a Sub-Account (including transfers to the Loan Account).

•  Pay the death benefit when the insured dies.

•  Pay monthly deductions from the Policy's Fund Value.

•  Pay Policy transaction charges.

•  Pay surrender charges.

The number of units purchased or redeemed is determined by dividing the dollar amount of the transaction by the unit value of the affected Sub-Account, computed after the close of business on a given Business Day. The number of units changes only as a result of the deduction of any Policy transactions or charges. The number of units credited will not change because of later changes in unit value.

Transactions are processed when they are received in Good Order at the Company's Operations Center. (See "Receipt of Communications and Transaction Requests.") If the premium or request reaches our Company's Operations Center on a day that is not a Business Day, or after the close of business on a Business Day (after 4:00 PM Eastern Time), the transaction date will be the next Business Day. All Policy transactions are performed as of a Business Day. If a transaction date or monthly anniversary day occurs on a day other than a Business Day (e.g., Saturday), the calculations will be done on the next day that the New York Stock Exchange is open for regular trading.

Calculating Fund Value

The Fund Value of your Policy on the Policy date is:

1.  the net premiums received by us on or before the Policy date; less

2.  the monthly deduction due on the Policy date.

After that, we make Fund Value calculations on Business Days. On any Business Day, we determine the Fund Value of a Policy as follows:

1.  determine the Policy's Fund Value in each Sub-Account (see below) on that Business Day;

2.  total the Fund Value in each Sub-Account on that Business Day;

3.  add the Fund Value in the Guaranteed Interest Account on that Business Day; this is the accumulated value with interest of the net premiums allocated, and amounts transferred, to the Guaranteed Interest Account before that Business Day, decreased by any allocations against the Guaranteed Interest Account before that Business Day;

4.  add any amounts in the Loan Account on that Business Day;

5.  add interest credited on that Business Day on the amounts in the Loan Account since the last monthly anniversary day;

6.  add any net premiums received on that Business Day;

7.  deduct any transfer charges on that Business Day;

8.  deduct any partial surrender, and its fee, made on that Business Day; and

9.  deduct any monthly deduction to be made on that Business Day.

Calculating unit values for each Sub-Account

The Company calculates the unit value of a Sub-Account on any Business Day as follows:

1.  Calculate the value of the shares of the portfolio belonging to the Sub-Account as of the close of business that Business Day. This calculation is done before giving effect to any Policy transactions for that day, such as premium payments or surrenders. For this purpose, the net asset value per share reported to the Company by the managers of the portfolio is used.

2.  Add the value of any dividends or capital gains distributions declared and reinvested by the portfolio during the valuation period. Subtract from this amount a charge for taxes, if any.

3.  Subtract a charge for the mortality and expense risk assumed by the Company under the Policy. See "Daily deduction from Equitable America Variable Account L — Mortality and Expense Risk Charge." If the previous day was not a Business Day, then the charge is adjusted for the additional days between valuations.

The unit value of each Sub-Account on its first Business Day was set at $10.00.

Grace period and lapse

Your Policy will remain in effect as long as:

1.  it has a Cash Value greater than zero, and you make any required additional premium payments during the 61-day grace period; or

2.  you have purchased the Guaranteed Death Benefit Rider and it is still in the Guaranteed Period, or the Guaranteed Death Benefit to Age 100 Rider, and you have met all the requirements of the applicable rider, and you make any required additional premium payments during the 61-day Grace Period.

Special rule for the first three Policy years

During the first three Policy years (or the first three Policy years following an increase in Specified Amount during that period), your Policy and any riders are guaranteed not to lapse if on each monthly anniversary day either:

1.  your Policy's Cash Value is greater than zero, or

2.  the sum of the premiums paid minus all partial surrenders (excluding related fees), minus any Outstanding Debt, is greater than or equal to the Minimum Monthly Premium times the number of months your Policy has been in effect (or number of months from the most recent increase in Specified Amount).

If the insufficiency occurs at any other time, your Policy may be at risk of lapse depending on whether or not a Guaranteed Death Benefit Rider is in effect. See the explanation below.

If Guaranteed Death Benefit Rider is not in effect

To avoid lapse if (1) the Cash Value is insufficient to pay the current monthly deduction, and (2) the Guaranteed Death Benefit Rider is not in effect, you must pay the necessary amount during the grace period. When an insufficiency occurs, you may also be required to pay any unpaid loan interest accrued for the Policy year. The interest amount will also have to be paid prior to the end of the grace period.

We will reject any payment if it means your total premium payments will exceed the maximum permissible premium for your Policy's Specified Amount under the Internal Revenue Code. This may happen when you have Outstanding Debt. In this event, you could repay enough of the Outstanding Debt to avoid termination. You may also wish to repay an additional part of the Outstanding Debt to avoid recurrence of the potential lapse. If premium payments have not exceeded the maximum permissible premiums, you may wish to make larger or more frequent premium payments to avoid recurrence of the potential lapse. However, we will not reject any premium payments necessary to prevent lapse of your Policy.

If the Cash Value of your Policy will not cover the entire monthly deduction on a monthly anniversary day, we will deduct the amount that is available. We will notify you (and any assignee of record) of the payment necessary to keep your Policy in effect. You will then have a grace period of 61 days, from the date the notice was sent, to make the payment. During the first three Policy years (or within three years of an increase in Specified Amount during that period), if the Cash Value of the Policy is less than zero, you must pay:

1.  the Minimum Monthly Premium not paid, plus

2.  one succeeding Minimum Monthly Premium.

For contracts issued in the state of New Jersey, during the first three Policy years (or within three years of an increase in Specified Amount during that period), if the Cash Value of the Policy is less than zero, you must pay the lesser of:

1.  any balance needed on the monthly anniversary day to cover the Minimum Monthly Premium for the following month plus an amount equal to 1 Minimum Monthly Premium; or

2.  any balance needed to cover the monthly deduction plus an amount equal to 2 monthly deductions.

After the third Policy anniversary (or after three years from the most recent increase in Specified Amount during that period), the payment required is:

1.  the monthly deduction not paid, plus

2.  two succeeding monthly deductions plus the amount of the deductions from premiums for various taxes and the sales charge.

(See "Charges and Deductions — Deductions from premiums.") The Policy will remain in effect through the grace period. If you fail to make the necessary payment within the grace period, your coverage under the Policy will end and your Policy will lapse. Necessary premium payments made during the grace period will be allocated among the Sub-Accounts and the Guaranteed Interest Account. The allocation is made according to your current scheduled premium payment allocation instructions. Any monthly deduction due will be charged proportionately to the Sub-Accounts and the Guaranteed Interest Account. If the insured dies during the grace period, the death benefit proceeds will equal:

1.  the amount of the death benefit immediately prior to the start of the grace period, reduced by

2.  any unpaid monthly deductions and any Outstanding Debt.

For contracts issued in the state of New Jersey, if the insured dies during the grace period, the death benefit proceeds will equal the amount of the death benefit immediately prior to the start of the grace period, reduced by:

1.  the lesser of any balance needed for the Minimum Monthly Premium for the following month or any balance needed for the monthly deduction; and

2.  any Outstanding Debt.

If Guaranteed Death Benefit Rider is in effect

The Specified Amount of your Policy and most rider coverages will not lapse during the guarantee period even if the Cash Value is not enough to cover all the deductions from the Fund Value on any monthly anniversary day if:

1.  the Guaranteed Death Benefit Rider is in effect, and

2.  the test for continuation of the guarantee period has been met.

See "Guaranteed Death Benefit Riders."

While the Guaranteed Death Benefit Rider is in effect, the Fund Value of your Policy will be reduced by monthly deductions but not below zero. During the guarantee period, we will waive any monthly deduction that will reduce the Fund Value below zero. If the Guaranteed Death Benefit Rider is ended, the normal test for lapse will resume.

Reinstatement

We will reinstate a lapsed Policy at any time:

1.  before the maturity date, and

2.  within five years after the monthly anniversary day which precedes the start of the grace period.

To reinstate a lapsed Policy, we must also receive:

1.  A written application from you.

2.  Evidence of insurability satisfactory to us.

3.  Payment of all amounts that were due and unpaid during the grace period.

4.  Payment of an amount at least sufficient to keep your Policy in effect for one month after the reinstatement date.

5.  Payment or reinstatement of any debt on the Policy anniversary at the start of the grace period.

6.  Payment of interest on debt reinstated from the beginning of the grace period to the end of the grace period at the rate that applies to Policy loans on the date of reinstatement.

When your Policy is reinstated, the Fund Value will be equal to the Fund Value on the date of the lapse subject to the following:

1.  The surrender charge will be equal to the surrender charge that would have existed had your Policy been in effect since the original Policy date.

2.  The Fund Value will be reduced by the decrease, if any, in the surrender charge during the period that the Policy was not in effect.

3.  Any Outstanding Debt on the date of lapse will also be reinstated.

4.  No interest on amounts held in our Loan Account to secure Outstanding Debt will be paid or credited between lapse and reinstatement.

Reinstatement will be effective as of the monthly anniversary day on or preceding the date of approval by us. At that time, the Fund Value minus, if applicable, Outstanding Debt will be allocated among the Sub-Accounts and the Guaranteed Interest Account pursuant to your most recent scheduled premium payment allocation instructions. See "Tax Information" for additional information.

TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS

You may transfer Fund Value among the Sub-Accounts after the Right to Return Policy Period by sending a proper written request in Good Order to the Company's Operations Center. Transfers are effective on the Business Day we receive the transfer request. Our written correspondence will be picked up at the mailing address noted above and delivered to our Operations Center.

Your written correspondence, however, is not considered received by us until it is received at our Operations Center in Good Order. Where this prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Operations Center or via the appropriate telephone or fax number or internet website if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a Business Day or (2) after the close of a Business Day, then, in each case, we are deemed to have received that item on the next Business Day. Our Operations Center is: 5788 Widewaters Parkway, Syracuse, NY 13214.

You can also change your allocation percentages, transfer among investment options, make a payment, request a loan, and/or change your address (1) by toll-free phone and assisted service, or (2) by writing our Operations Center. For more information about the transaction requests you can make by phone or fax, see "Telephone/fax transactions" later in this prospectus.

Transfers may be made by telephone if you have proper authorization. You may request a transfer of Fund Value or change allocation instructions for future premiums by telephone or fax if you have completed and signed a telephone/fax transfer authorization form, and we have received that form at our Operations Center. You may elect these privileges when you apply for the Policy. These privileges are subject to our rules and conditions, and we have reserved the right to modify or terminate these privileges. We will process your telephone or fax instructions as of the end of the Business Day that we receive them, subject to the limitations stated in this section and the Transfer section of the prospectus. We will only accept telephone or fax transfer and allocation instructions if they are complete and correct.

We have adopted guidelines (which we believe to be reasonable) relating to telephone/fax transfers and allocation instructions. These guidelines, among other things, outline procedures to be followed which are designed to prevent unauthorized instructions (such as recording your telephone transfer and allocation instructions). If these procedures are followed, we will not be liable for, and you will therefore bear the entire risk of, any loss as a result of our following telephone/fax instructions if such instructions prove to be fraudulent. A copy of the guidelines and our form for electing telephone/fax transfer privileges is available from your agent or by calling us at 1-800-487-6669, Monday through Thursday, 8 AM to 7 PM, Eastern Time and Friday, 8 AM to 5 PM, Eastern Time.

Please note that our telephone system may not always be available. Any telephone system, whether it is yours, your service provider's, or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our system handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you may make your transaction request by writing our Operations Center.

Currently, there are no limitations on the number of transfers between Sub-Accounts except for the restrictions on disruptive transfer activity described below. There is also no minimum amount required: (1) to make a transfer, or (2) to remain in the Sub-Account after a transfer.

You may not make a transfer if your Policy is in the grace period and a payment required to avoid lapse is not paid.

Disruptive transfer activity

You should note that the Policy is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The Policy is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an underlying Portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying Portfolios in which the Sub-Accounts invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a Portfolio to maintain larger amounts of cash or to liquidate Portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the Portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Portfolio investments may impede efficient Portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the Portfolio manager to effect more frequent purchases and sales of Portfolio securities. Similarly, a Portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than Portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting Portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying Portfolios for more information on how Portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying Portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that Portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all Policy owners.

We offer Sub-Accounts with underlying Portfolios that are part of EQ Premier VIP Trust and EQ Advisors Trust (together, the "Affiliated Trusts"), as well as Sub-Accounts with underlying Portfolios of unaffiliated trusts with which the Company has entered into participation agreements (the "Unaffiliated Trusts" and, collectively with the Affiliated Trusts, the "Trusts"). The Affiliated Trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of Portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each Portfolio on a daily basis. On any day when a Portfolio's net inflows or outflows exceed an established monitoring threshold, the Affiliated Trust obtains from us Policy owner trading activity. The Affiliated Trusts currently consider transfers into and out of (or vice versa) the same Sub-Account within a five Business Day period as potentially disruptive transfer activity.

When a Policy is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the Policy owner explaining that the Company has a Policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the Policy owner is identified a second time as engaged in potentially disruptive transfer activity under the Policy, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected Policy. We or a Trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. The current and any new or revised policies and procedures will apply to all Policy owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

Each Unaffiliated Trust may have its own policies and procedures regarding disruptive transfer activity. If an Unaffiliated Trust advises us that there may be disruptive activity from one of our Policy owners, we will work with the Unaffiliated Trust to review Policy owner trading activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its Portfolios. Please see the prospectuses for the trusts for more information.

It is possible that a Trust may impose a redemption fee designed to discourage frequent or disruptive trading by Policy owners. As of the date of this prospectus, the Trusts had not implemented such a fee. If a redemption fee is implemented by a Trust, that fee, like any other trust fee, will be borne by the Policy owner.

Policy owners should note that it is not always possible for us and the Underlying Trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, Policy owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the Trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some Policy owners may be treated differently than others, resulting in the risk that some Policy owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

DEATH BENEFITS AND ACCESSING YOUR MONEY

The death benefit

The minimum initial Specified Amount is $50,000. You may elect one of two options to compute the amount of death benefit payable under the Policy. Your selection may increase the death benefit.

Option 1 — The death benefit equals the greater of

1.  the Specified Amount plus Additional Term Life Insurance, if any, or

2.  Fund Value multiplied by a death benefit percentage.

If you choose Option 1, favorable investment performance will reduce the cost you pay for the death benefit. This reduction will decrease the deduction from Fund Value.

Option 2 — The death benefit equals the greater of

1.  the Specified Amount plus the Additional Term Life Insurance, if any, plus the Fund Value, or

2.  the Fund Value multiplied by a death benefit percentage.

If you choose Option 2, favorable investment performance will increase the Fund Value of the Policy which in turn increases insurance coverage.

When applying for the Policy, you will choose one of two tests to apply to the Policy for compliance with the federal tax law definition of life insurance. The death benefit percentage varies according to the definition of life insurance chosen. If the Guideline Premium/Cash Value Corridor Test is chosen, the death benefit percentages vary according to age. If the Cash Value Accumulation Test is chosen, the death benefit percentages vary according to age, gender and smoking status. (Note that the Cash Value Accumulation Test choice became available under the Policy on March 1, 2001.)

The Fund Value used in these calculations is the Fund Value as of the date of the insured's death.

You may change the death benefit option and increase or decrease the Specified Amount, subject to certain conditions. See "Changes in Specified Amount." When you apply for your Policy, you can purchase a Guaranteed Death Benefit Rider. This rider provides a guarantee that the Specified Amount under the Policy and most rider coverages will remain in effect for an extended period of time, regardless of the Policy's Cash Value.

When your Policy is issued, the initial amount of insurance ("Specified Amount") is shown on the specification page of your Policy. The minimum Specified Amount is $50,000.

As long as the Policy is in effect (See "Initial premium payment"), the Company will, upon proof of death of an insured, pay death benefit proceeds to a named beneficiary. See "Payments." Death benefit proceeds will consist of

1.  the Policy's death benefit, plus

2.  any insurance proceeds provided by rider, less

3.  any Outstanding Debt (and, if in the grace period, less any overdue charges).

You may select one of two death benefit options: Option 1 or Option 2. Generally, you designate the death benefit option in your application. Subject to certain restrictions, you can change the death benefit option selected. As long as your Policy is in effect, the death benefit under either option will never be less than the Specified Amount of your Policy.

Option 1 — The death benefit equals the greater of (a) the Specified Amount plus Additional Term Life Insurance, if any, or (b) the Fund Value on the date of death multiplied by the death benefit percentage.

The death benefit percentage varies according to the definition of life insurance chosen. If the Guideline Premium/Cash Value Corridor Test is chosen, the death benefit percentages vary according to attained age. If the Cash Value Accumulation Test is chosen, the death benefit percentages generally vary according to attained age, gender, smoking status, and underwriting class. A table showing the death benefit percentages is in your Policy. If you seek to have favorable investment performance reflected in increasing Fund Value, and not in increasing insurance coverage, you should choose Option 1.

Option 2 — The death benefit equals the greater of (a) the Specified Amount of the Policy plus Additional Term Life Insurance, if any, plus the Fund Value, or (b) the Fund Value on the date of death multiplied by the death benefit percentage.

The death benefit percentage varies according to the definition of life insurance chosen. If the Guideline Premium/Cash Value Corridor Test is chosen, the death benefit percentages vary according to attained age. If the Cash Value Accumulation Test is chosen, the death benefit percentages generally vary according to attained age, gender, smoking status, and underwriting class. The death benefit percentage is the same as that used for Option 1 and is in your Policy. The death benefit in Option 2 will always vary as Fund Value varies. If you seek to have favorable investment performance reflected in increased insurance coverage, you should choose Option 2.

Examples of Options 1 and 2

The following examples demonstrate the determination of death benefits under Options 1 and 2. The examples show four policies with the same Specified Amount, but Fund Values and the Additional Term Life Insurance vary as shown. It is assumed that the insured is a male age 35, standard class, non-smoker at issue. It is also assumed that the insured is age 65 at the time of death and that there is no Outstanding Debt. The date of death is also assumed to be on a monthly anniversary day.

Cash Value Accumulation Test+

Specified Amount	$100,000	$100,000	$100,000	$100,000
Additional Term Life Insurance Rider	$0	$0	$0	$75,000
Fund Value on Date of Death	$35,000	$60,000	$85,000	$60,000
Death Benefit Percentage	178.4%	178.4%	178.4%	178.4%
Death Benefit under Option 1	$100,000	$107,040	$151,640	$175,000
Death Benefit under Option 2	$135,000	$160,000	$185,000	$235,000

+  The Cash Value Accumulation Test is available for policies issued on or after March 1, 2001.

Option 1, Policy 1: The death benefit equals $100,000 since the death benefit is the greater of the Specified Amount ($100,000) or the Fund Value multiplied by the death benefit percentage ($35,000 x 178.4% = $62,440).

Option 1, Policy 2 and 3: The death benefit is equal to the Fund Value multiplied by the death benefit percentage since ($60,000 x 178.4% = $107,040 for Policy 2; $85,000 x 178.4% = $151,640 for Policy 3) is greater than the Specified Amount ($100,000).

Option 1, Policy 4: The Death Benefit equals $175,000 (the sum of the Specified Amount plus the Additional Term Life Insurance), since the death benefit is the greater of the Specified Amount plus the Additional Term Life Insurance ($100,000 + $75,000 = $175,000) or the Fund Value multiplied by the death benefit percentage ($60,000 x 178.4% = $107,040).

Option 2, Policy 1, 2, and 3: The death benefit equals the Specified Amount plus the Fund Value ($100,000 + $35,000 = $135,000 for Policy 1; $100,000 + $60,000 = $160,000 for Policy 2; and $100,000 + $85,000 = $185,000 for Policy 3) since it is greater than the Fund Value multiplied by the death benefit percentage ($35,000 x 178.4% = $62,440 for Policy 1; $60,000 x 178.4% = $107,040 for Policy 2; and $85,000 x 178.4% = $151,640 for Policy 3).

Option 2, Policy 4: The death benefit equals the Specified Amount plus the Additional Term Life Insurance plus the Fund Value ($100,000 + $75,000 + $60,000 = $235,000) since it is greater than the Fund Value multiplied by the death benefit percentage ($60,000 x 178.4% = $107,040).

Guideline Premium/Cash Value Corridor Test

Specified Amount	$100,000	$100,000	$100,000	$100,000
Additional Term Life Insurance Rider	$0	$0	$0	$75,000
Fund Value on Date of Death	$35,000	$60,000	$85,000	$60,000
Death Benefit Percentage	120%	120%	120%	120%
Death Benefit under Option 1	$100,000	$100,000	$102,000	$175,000
Death Benefit under Option 2	$135,000	$160,000	$185,000	$235,000

Option 1, Policy 1 and 2: The death benefit equals $100,000 since the death benefit is the greater of the Specified Amount ($100,000) or the Fund Value multiplied by the death benefit percentage ($35,000 x 120% = $42,000 for Policy 1 and $60,000 x 120% = $72,000 for Policy 2).

Option 1, Policy 3: The death benefit is equal to the Fund Value multiplied by the death benefit percentage since ($85,000 x 120% = $102,000) is greater than the Specified Amount ($100,000).

Option 1, Policy 4: The death benefit equals $175,000 (the sum of the Specified Amount plus the Additional Term Life Insurance), since the death benefit is the greater of the Specified Amount plus the Additional Term Life Insurance ($100,000 + $75,000 = $175,000) or the Fund Value multiplied by the death benefit percentage ($60,000 x 120% = $72,000).

Option 2, Policy 1, 2, and 3: The death benefit equals the Specified Amount plus the Fund Value ($100,000 + $35,000 = $135,000 for Policy 1; $100,000 + $60,000 = $160,000 for Policy 2; and $100,000 + $85,000 = $185,000 for Policy 3) since it is greater than the Fund Value multiplied by the death benefit percentage ($35,000 x 120% = $42,000 for Policy 1; $60,000 x 120% = $72,000 for Policy 2; and $85,000 x 120% = $102,000 for Policy 3).

Option 2, Policy 4: The death benefit equals the Specified Amount plus the Additional Term Life Insurance plus the Fund Value ($100,000 + $75,000 + $60,000 = $235,000) since it is greater than the Fund Value multiplied by the death benefit percentage ($60,000 x 120% = $72,000).

The Company pays death benefit proceeds to a beneficiary in a lump sum or under a payment plan offered under the Policy. The Policy should be consulted for details. See "Payment plan/settlement provisions." At any time while the insured is living, they may elect to have the proceeds paid under one of the settlement provisions. Settlement provisions provide the Policyholder with choices of how Policy proceeds can be paid out due to full or partial surrenders, or death of the Policyholder. The death proceeds will be the sum of: the death benefit; and any death benefit provided by any additional benefit rider in force on the date of death LESS: any debt due us on the Policy; and if the death of the Insured occurs during any period for which a monthly deduction has not been made, any monthly deduction that may apply to that period, including the deduction for the month of death. If the beneficiary/payee of the Policy choose one of the settlement provisions for proceeds not yet paid. This must be done by written request to us at our Administrative Office not more than 1 month after the proceeds become payable. Payments made to a beneficiary under a payment plan could have tax consequences. See "Tax Information."

Changes in death benefit option

You may request that the death benefit option under your Policy be changed from Option 1 to Option 2, or Option 2 to Option 1. You may make a change by sending a written request to the Company's Operations Center. A change from Option 2 to Option 1 is made without providing evidence of insurability. A change from Option 1 to Option 2 will require that you provide satisfactory evidence of insurability. The effective date of a change requested between monthly anniversaries will be the next monthly anniversary day after the change is accepted by the Company.

If you change from Option 1 to Option 2 your Policy's Specified Amount is reduced by the amount of the Policy's Fund Value at the date of the change. This maintains the death benefit payable under Option 2 at the amount that would have been payable under Option 1 immediately prior to the change. The total death benefit will not change immediately. The change to Option 2 will affect the determination of the death benefit from that point on. As of the date of the change, the Fund Value will be added to the new Specified Amount. The death benefit will then vary with the Fund Value. This change will not be permitted if it would result in a new Specified Amount of less than $100,000.

If you change from Option 2 to Option 1, the Specified Amount of the Policy will be increased by the amount of the Policy's Fund Value at the date of the change. This maintains the death benefit payable under Option 1 at the amount that would have been payable under Option 2 immediately prior to the change. The total death benefit will not change immediately. The change to Option 1 will affect the determination of the death benefit from that point on. The death benefit will equal the Specified Amount (or if higher, the Fund Value multiplied by the death benefit percentage). The change to Option 1 will generally reduce the death benefit payable in the future.

A change in the death benefit option may affect the monthly cost of insurance charge since this charge varies with the net amount at risk. Generally, the net amount at risk is the amount by which the death benefit exceeds Fund Value. See "Charges and Deductions." If the Policy's death benefit is not based on the death benefit percentage under Option 1 or 2, changing from Option 2 to Option 1 will generally decrease the net amount at risk. Therefore, this change may decrease the cost of insurance charges. Changing from Option 1 to Option 2 will generally result in a net amount at risk that remains level. However, such a change will result in an increase in the cost of insurance charges over time. This results because the cost of insurance rates increase with the insured's age. Changing the death benefit option may have tax consequences.

Increases

An increase of Specified Amount requires that additional, satisfactory evidence of insurability be provided to the Company.

When you request an increase in Specified Amount, a new "coverage segment" is created for which cost of insurance and other charges are computed separately. See "Charges and Deductions." In addition, the surrender charge associated with your Policy will increase. The surrender charge for the increase is computed in a similar way as for the original Specified Amount. The Minimum Monthly Premium and the required premiums under the Guaranteed Death Benefit Rider or the Guaranteed Death Benefit to Age 100 Rider, if applicable, will also be adjusted. The adjustment will be done prospectively to reflect the increase. If the Specified Amount is increased when a premium payment is received, the increase will be processed before the premium payment is processed.

If an increase creates a new coverage segment of Specified Amount, Fund Value after the increase will be allocated, (1) first to the original coverage segment, and (2) second to each coverage segment in order of the increases.

Decreases

Any decrease in Specified Amount (whether requested by you or resulting from a partial surrender or a death benefit option change) will be applied

1.  to reduce the coverage segments of Specified Amount associated with the most recent increases, then

2.  to the next most recent increases successively, and last

3.  to the original Specified Amount.

A decrease will not be permitted if the Specified Amount would fall below $100,000. Any decrease in the Term Life Term Insurance Rider will be applied to reduce the coverage segments of the Rider in the order of the most recent increases successively and finally to the original Rider.

The Minimum Monthly Premium will not be adjusted for the decrease in the Specified Amount. If you have a Guaranteed Death Benefit Rider or a Guaranteed Death Benefit to Age 100 Rider, it will be adjusted for the decrease in Specified Amount. If the Specified Amount is decreased when a premium payment is received, the decrease will be processed before the premium payment is processed. Rider coverages may also be affected by a decrease in Specified Amount.

The Company reserves the right to reject a requested decrease. Decreases will not be permitted if:

1.  Compliance with the guideline premium limitations under federal tax law resulting from the decrease would result in immediate termination of your Policy; or 2. To effect the decrease, payments to you would have to be made from Fund Value for compliance with the guideline premium limitations, and the amount of the payments would exceed the Cash Value of your Policy.

If a requested change is not approved, we will send you a written notice of our decision. Changes in coverage can have tax implications and limitations. See "Federal income tax considerations."

Changes in Additional Term Life Insurance amount

A change in the Additional Term Life Insurance amount may be made at any time after your Policy is issued. Changes will become effective on the monthly anniversary day following the approval of the request to change the Additional Term Life Insurance amount. Increases in the Additional Term Life Insurance amount will be subject to evidence of insurability and will not be permitted after the insured's age 85 (70 for qualified plans). Decreases on a Policy with the Additional Term Life Insurance Rider will be applied in the following order:

•  Against the most recent increase, regardless if it is Specified Amount increase or Additional Term Life Insurance increase;

•  Against the next most recent increases successively, regardless if it is Specified Amount increase or Additional Term Life Insurance increase;

•  Against Additional Term Life Insurance provided under the original application; and

•  Against insurance provided by the Specified Amount under the original application.

Guaranteed Death Benefit Riders

Guaranteed Death Benefit

Generally, your Policy remains in effect so long as your Policy has Cash Value. Charges that maintain your Policy are deducted monthly from Fund Value. The Cash Value of your Policy is affected by

1.  the investment experience of any amounts in the Sub-Accounts of the Separate Account,

2.  the interest earned in the Guaranteed Interest Account, and

3.  the deduction from Fund Value of the various charges, costs, and expenses imposed by the Policy provisions.

This in turn affects the length of time your Policy remains in effect without the payment of additional premiums. Therefore, coverage will last as long as the Cash Value of your Policy is sufficient to pay these charges.

When you apply for your Policy you may be able to apply for the Guaranteed Death Benefit Rider or the Guaranteed Death Benefit to Age 100 Rider. These riders provide a death benefit (equal to the Specified Amount only of your Policy) and may keep certain rider coverages in effect under certain circumstances for an extended period of time, even if the Cash Value of the Policy is zero on any monthly anniversary date.

Guaranteed Death Benefit Rider

In order to remain in effect, the Guaranteed Death Benefit Rider requires that you have paid a certain amount of premiums during the time that the rider is in effect. This amount is described in the next paragraph. If the premiums you have paid do not equal or exceed this amount, the rider will end subject to the rider's grace period. In addition, this rider will automatically end at the later of the insured's age 70 or ten years from the Policy date ("Guarantee Period"). An extra charge will be deducted from your Fund Value each month during the Guarantee Period. This charge will end when the rider is no longer in force.

On each monthly anniversary day we test to determine whether you have paid the amount of premiums you are required to pay in order to keep the Guaranteed Death Benefit Rider in effect. To remain in effect, we make two calculations.

The first calculation shows the net premiums you have paid. We:

1.  total the actual premiums you have paid for the Policy, and

2.  subtract the amount of:

a.  partial surrenders (and associated fees and surrender charges), and

b.  Outstanding Debt.

The second calculation shows the amount of premiums the rider required you to pay. We:

1.  take the Monthly Guarantee Premium specified by the Policy, and

2.  multiply it by the number of complete months since the Policy date.

If the net premiums you have paid equals or exceeds the amount of premiums the rider required you to pay, the rider remains in effect until the next monthly anniversary date. If the amount of premiums the rider required you to pay exceeds the net premiums you have paid, we will send you a notice that requires you to pay additional premiums within the time specified in the notice. This time is called the grace period for the rider. If you fail to pay the additional premiums required, the Guarantee Period, and therefore the rider, will end. Once ended, the rider can not be reinstated. Your Policy will remain in effect as long as:

1.  it has a Cash Value greater than zero, and you make any required additional premium payments during the 61-day grace period; or

2.  you have purchased the Guaranteed Death Benefit Rider and it is still in the Guaranteed Period, or the Guaranteed Death Benefit to Age 100 Rider, and you have met all the requirements of the applicable rider, and you make any required additional premium payments during the 61-day Grace Period.

The Guaranteed Death Benefit Rider is not available on policies offered to residents of, or issued for delivery in, the Commonwealth of Massachusetts or the states of New Jersey and Texas. This rider is also not available if coverage under the Additional Term Life Insurance Rider has been elected. Because the Guaranteed Death Benefit Rider is not available, the grace period and lapse will be treated as if the Guaranteed Death Benefit is not in effect.

It is important to consider the Guaranteed Death Benefit Rider premium requirements when setting the amount of the scheduled premium payments for your Policy. (See Appendix D.) This rider is also not available if coverage under the Additional Term Life Insurance Rider has been elected.

Policy loans

You may borrow money from the Company at any time using your Policy as security for the loan. You take a loan by submitting a written request to the Company's Operations Center. The loan will take effect on the Business Day we receive the loan request in Good Order. You may take a loan any time your Policy has a positive Cash Value. The maximum amount you may borrow at any time is 90% of the Cash Value of your Policy. (If you request a loan on a monthly anniversary day, the maximum loan is reduced by the monthly deduction due on that day.) The Outstanding Debt is the cumulative amount of outstanding loans and loan interest payable to the Company at any time.

Loan interest accrues from day to day and is payable in arrears on each Policy anniversary at an annual rate which varies by the number of years since your Policy was issued. For the first ten Policy years, the loan rate is 5.25%. After the tenth Policy anniversary, the loan rate is 4.75%. Interest on the full amount of any Outstanding Debt is due on the Policy anniversary, until the Outstanding Debt is repaid. If interest is not paid when due, it will be added to the amount of the Outstanding Debt.

You may repay all or part of the Outstanding Debt at any time while your Policy is in effect. Only payments shown as loan or interest payments will be treated as such. If a loan repayment is made which exceeds the Outstanding Debt, the excess will be applied as a scheduled premium payment. The payment will be subject to the rules on acceptance of premium payments.

When you take a loan, an amount equal to the loan is transferred out of the Sub-Accounts and the Guaranteed Interest Account into the Loan Account to secure the loan. Within certain limits, you may specify the amount or the percentage of the loan amount to be deducted from the Sub-Accounts and the Guaranteed Interest Account. The request for a loan will not be accepted if (1) you do not specify the source of the transfer, or (2) if the transfer instructions are incorrect. On each Policy anniversary, an amount equal to the loan interest due and unpaid for the Policy year will be transferred to the Loan Account. The transfer is made from the Sub-Accounts and the Guaranteed Interest Account on a proportional basis.

The Fund Value in the Loan Account in excess of the Outstanding Debt will be allocated to the Sub-Accounts and/or the Guaranteed Interest Account in a manner determined by the Company.

The Loan Account is part of the Company's general account. Amounts held in the Loan Account are credited monthly with an annual rate of interest not less than 4.5%.

Loan repayments release funds from the Loan Account. Unless you request otherwise, amounts released from the Loan Account will be transferred into the Sub-Accounts and Guaranteed Interest Account pursuant to your most recent valid allocation instructions for scheduled premium payments. In addition, Fund Value in the Loan Account in excess of the outstanding loan is treated differently. The treatment depends on (1) whether at the time the loan was made, Fund Values were transferred from the Sub-Accounts or the Guaranteed Interest Account, and (2) whether or not loan interest due is paid when due or the amount of the interest is added to the loan ("capitalized"). If the loan is from the Sub-Accounts and loan interest is capitalized, this excess offsets the amount that must be transferred from the Sub-Accounts to the Loan Account on the Policy anniversary. If the loan is from the Guaranteed Interest Account and loan interest is capitalized, this excess is allocated back to the Guaranteed Interest Account. The allocation back is on a monthly basis proportionately to all interest crediting generations from which the loan was taken.

Amounts held in the Loan Account to secure Outstanding Debt forego the investment experience of the Sub-Accounts and the current interest rate of the Guaranteed Interest Account. Thus Outstanding Debt, whether or not repaid, has a permanent effect on your Policy values and may have an effect on the amount and duration of the death benefit. If not repaid, the Outstanding Debt will be deducted from the amount of the death benefit upon the death of the insured, or the value paid upon surrender or maturity.

Outstanding Debt may affect the length of time the Policy remains in effect. After the third Policy anniversary (or, in some instances, the third anniversary following an increase), your Policy will lapse when (1) Cash Value is insufficient to cover the monthly deduction against the Policy's Fund Value on any monthly anniversary day, and (2) the minimum payment required is not made during the grace period. Moreover, the Policy may enter the grace period more quickly when Outstanding Debt exists, because the Outstanding Debt is not available to cover the monthly deduction. In addition, the guarantee period under the Guaranteed Death Benefit Rider may end if total premiums received less any partial surrenders and their fees and less any Outstanding Debt, do not exceed the premium required under that rider. Additional payments or repayments of a part of Outstanding Debt may be required to keep the Policy or rider in effect.

A loan will not be treated as a distribution from your Policy and will not result in taxable income to you unless your Policy is a modified endowment contract. If your Policy is a modified endowment contract, a loan will be treated as a distribution that may give rise to taxable income. If your Policy lapses with an outstanding loan balance there could be adverse federal income tax consequences depending on the particular facts and circumstances. For example, if (1) your Policy lapses with an outstanding loan balance, and (2) it does not lapse under a non-forfeiture option, you can have ordinary income to the extent the outstanding loan exceeds your "investment in the Policy" (i.e. generally premiums paid less prior non-taxable distributions). For more information on the tax treatment of loans, see "Tax Information."

Full surrender

You may fully surrender your Policy at any time during the lifetime of the insured. The amount received for a full surrender is the Policy's Fund Value less (1) any surrender charge, and (2) any Outstanding Debt.

You may surrender your Policy by sending a written request together with the Policy to the Company's Operations Center. The proceeds will be determined as of the end of the Business Day during which the request for surrender is received in Good Order. You may elect to (1) have the proceeds paid in cash, or (2) apply the proceeds under a payment plan offered under your Policy. See "Payment plan/settlement provisions." For information on the tax effects of surrender or partial surrender of a Policy, see "Tax Information."

If you surrender your Policy within 30 days of a Policy anniversary, the following will apply. The portion of the Cash Value of the Policy in the Guaranteed Interest Account on the date of surrender will not be less than the Cash Value in the Guaranteed Interest Account on that Policy anniversary. The Cash Value on that Policy anniversary will be adjusted for any partial surrender and its fee, any transfer to or from the Guaranteed Interest Account and applicable transfer charge, and any Policy loan.

Partial surrender

With a partial surrender, you obtain a part of the Cash Value of your Policy without having to surrender the Policy in full. You may request a partial surrender at any time. The partial surrender will take effect on (1) the Business Day that we receive your request at our Operations Center, or (2) on the next Business Day if that day is not a Business Day. There is no limit on the number of partial surrenders allowed in a Policy year.

A partial surrender must be for at least $500 (plus the applicable fee). In addition, your Policy's Cash Value must be at least $500 after the partial surrender, and the specified Amount in force must be at least $100,000 after the partial surrender. If you have taken a loan on your Policy, the amount of the partial surrender is limited so that the loan amount is not greater than 90% of Cash Value after the partial surrender.

You may make a partial surrender by submitting a written request in Good Order to the Company's Operations Center. As of the effective date of any partial surrender, your Fund Value and Cash Value are reduced by the amount surrendered (plus the applicable fee). You allocate an amount or percent of your Fund Value in the Sub-Accounts and the Guaranteed Interest Account for your partial surrender. Allocations by percentage must be in whole percentages and the minimum percentage is 10% against any Sub-Account or the Guaranteed Interest Account. Percentages must total 100%. We will reject an allocation which does not comply with the rules or if there is not enough Fund Value in a

Sub-Account or the Guaranteed Interest Account to provide its share of the allocation. If the insured dies after the request for a partial surrender is sent to the Company and prior to it being effected, the amount of the partial surrender will be deducted from the death benefit proceeds. The death benefit proceeds will be determined taking into account the amount surrendered.

When you make a partial surrender and you selected Death Benefit Option 1, the Specified Amount of your Policy is decreased by the amount of the partial surrender (excluding its fee). If you selected Death Benefit Option 2, a partial surrender will not change the Specified Amount of your Policy. However, if the death benefit is not equal to the Fund Value times a death benefit percentage, the death benefit will be reduced by the amount of the partial surrender. Under either death benefit option, if the death benefit is based on the Fund Value times the applicable death benefit percentage, the death benefit may decrease by an amount greater than the partial surrender. See "Death Benefits and Accessing Your Money."

There is a fee for each partial surrender of $10.

For information on the tax treatment of partial surrenders and potential tax effects of Policy changes such as a reduction in Specified Amount, see "Federal income tax considerations."

TAX INFORMATION

Federal income tax considerations

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. It generally assumes the Policy owner is a natural person who is a U.S. citizen and resident and that the Policy qualifies as life insurance under federal tax rules. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service. There may also be different tax consequences if you assign your Policy, transfer an interest therein or designate a new owner.

This discussion does not address state or local tax consequences associated with the purchase of the Policy. The state and local tax consequences with respect to your Policy may be different than the federal tax consequences. In addition, THE COMPANY MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT — FEDERAL, STATE OR LOCAL — OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

Tax status of the Policy

In order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law, a Policy must satisfy certain requirements, including the definition of life insurance, which are set forth in the Internal Revenue Code ("Code"). Guidance as to how these requirements are to be applied is limited.

Nevertheless, we believe that the Policy should satisfy the applicable requirements. There is insufficient guidance with respect to policies issued on a rated basis and policies with term riders added and it is not clear whether such policies will in all cases satisfy the applicable requirements. If it is subsequently determined for any reason that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance policies could be considered for federal income tax purposes to be the owners of the assets of the variable account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the Policy owners can be currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the policies, such as the flexibility of a Policy owner to allocate premiums and Cash Values, have not been sufficiently addressed in published rulings. While we believe that the Policies do not give Policy owners investment control over Equitable America Variable Account L assets, we reserve the right to modify the Policies as necessary to help prevent a Policy owner from being treated as the owner of the Variable Account assets supporting the Policy.

In addition, the Code requires that the investments of Equitable America Variable Account L be "adequately diversified" in order for the Policies to be treated as life insurance policies for federal income tax purposes. It is intended that the Variable Account, through the Portfolios, will satisfy these diversification requirements, through no assurances can be given in this regard. If the Variable Account fails to comply with these diversification standards, the Policy will not be treated as a life insurance contract for federal income tax purposes and the Policy owner would generally be taxed currently on the income on the contract (as defined in the tax law).

The following discussion assumes that the Policy will qualify as a life insurance Policy for federal income tax purposes.

Tax treatment of Policy benefits

General. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. In addition, if the death benefit is not received in a lump sum and is, instead, used to purchase a payment plan providing monthly income for the lifetime of the beneficiary, generally payments will be prorated between amounts attributable to the death benefit, which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death), which will be includible in the beneficiary's income. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy owner or beneficiary. A tax adviser should be consulted on these consequences.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in a Policy owner's Fund Value is generally not taxable to the Policy owner unless amounts are received (or are deemed to be received) from the Policy prior to the Insured's death. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

An endowment benefit, that is, any proceeds payable as a maturity benefit, is not considered a death benefit and is subject to the tax treatment described below for surrender distributions.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance policies. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but "Modified Endowment Contract" status generally depends on the amount of premiums paid during the first seven Policy years and whether the Policy is received in exchange for a life insurance contract that was a Modified Endowment Contract. Certain material changes (as defined by the tax law) in a Policy after it is issued could also cause it to be classified as a Modified Endowment Contract. In addition, certain reductions in benefits could result in a Policy becoming a Modified Endowment Contract. A current or prospective Policy owner should consult with a competent adviser to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

Distributions other than death benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

1.  All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and then as tax-free recovery of the Policy owner's "investment in the Policy" only after all gain in the Policy has been distributed.

2.  Loans, assignments, or pledges of any portion of the Fund Value of a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly. If the entire Fund Value is assigned or pledged, subsequent increases in the Fund Value are also treated as withdrawals for as long as the assignment or pledge remains in place. Your "investment in the Policy" is increased by the amount includible in income with respect to any assignment, pledge or loan.

3.  A 10 percent additional tax is imposed on the amount subject to tax except where the distribution is made when the Policy owner has attained age 59 1/2 or is disabled (as defined by the tax law), or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy owner or the joint lives (or joint life expectancies) of the Policy owner and the Policy owner's beneficiary or designated beneficiary. A corporate or other non-natural person owner will not meet any of these exceptions.

If a Policy becomes a Modified Endowment Contract, distributions that occur during the contract year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract may be taxed in this manner. This means that a distribution made from a

Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract and may be subject to the 10 percent additional tax.

Multiple policies. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Policy owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy owner's income when a taxable distribution occurs.

Distributions other than death benefits from policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy owner's "investment in the Policy" and only after the recovery of all "investment in the Policy" as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance Policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions when made. However, in situations where the interest rate credited to the Loan Account is identical (or nearly identical) to the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional tax.

Investment in the Policy. Your "investment in the Policy" is generally your aggregate premiums. When a distribution is taken from the Policy, your "investment in the Policy" is reduced by the amount of the distribution that is tax-free.

Policy loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy matures, is canceled, surrendered or lapses, the amount of the Outstanding Debt will be added to the amount deemed distributed for tax purposes even though there will be no actual cash distribution for the outstanding loan amount, and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Section 1035 Exchanges. Section 1035 of the Code provides, in certain instances, that no gain or loss will be recognized on the exchange of one life insurance Policy for another life insurance Policy, an endowment contract, an annuity contract, or a long-term care contract. Special rules and procedures apply to Section 1035 exchanges. You should consult your tax advisor.

Withholding. Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you and may not always follow federal rules. If you are not a U.S. resident or not a U.S. citizen, taxable distributions (including taxable death benefits) from life insurance policies will generally be subject to U.S. federal withholding tax at a 30% rate, unless a lower treaty rate applies.

Status for income tax purposes; FATCA. In order for the Company to comply with income tax withholding and information reporting rules which may apply to life insurance policies, the Company may request documentation of "status" for tax purposes. "Status" for tax purposes generally means whether a person is a "U.S. person" or a foreign person with respect to the United States; whether a person is an individual or an entity, and if an entity, the type of entity. Status for tax purposes is best documented on the appropriate IRS Form or substitute certification form (IRS Form W-9 for a U.S. person or the appropriate type of IRS Form W-8 for a foreign person). If the Company does not have appropriate certification or documentation of a person's status for tax purposes on file, it could affect the rate at which the Company is required to withhold income tax. Information reporting rules could apply not only to specified transactions, but also to Policy ownership. For example, under the Foreign Account Tax Compliance Act ("FATCA"), which applies to certain U.S.-source payments, and similar or related withholding and information reporting rules, the Company may be required to report Policy values and other information for certain Policyholders. For this reason the Company may require appropriate status documentation at various times, including when a death benefit is paid. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of distributee or recipient.

Restoration of a terminated Policy. For tax purposes, some restorations of a Policy that terminated after a grace period may be treated as the purchase of a new Policy. Since tax laws and regulations and their application may have changed by such time, there can be no assurance that we can reinstate the Policy to qualify as life insurance under future tax rules.

Continuation of Policy beyond age 100. The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.

Pension and profit sharing plans. A life insurance Policy can be purchased and held by certain qualified retirement plans subject to limitations of federal tax law and the terms of the retirement plan. As the rules governing qualified retirement plans are voluminous and complex and as their effect may differ depending on the terms of a particular plan document no attempt is made here to describe such rules. Persons purchasing the Policy pursuant to a qualified retirement plan should consult with their own tax advisors.

Business and employer owned policies. Any employer owned life insurance arrangement on an employee or director as well as any corporate, trade, or business use of a Policy should be carefully reviewed by your tax advisor with attention to the rules discussed below. Also, careful consideration should be given to any other rules that may apply, including other possible pending legislative proposals.

Requirements for income tax free death benefits. Employer-owned life insurance policies are subject to additional federal tax law requirements. The provisions can have broad application for Policy owners engaged in a trade or business, or certain related persons. These requirements include detailed notice and consent rules, annual tax reporting and recordkeeping requirements on the employer and limitations on those employees (including directors) who can be insured under the life insurance Policy. Failure to satisfy applicable requirements will result in death benefits in excess of premiums paid by the owner being includible in the owner's income upon the death of the insured employee. Notice and consent requirements must be satisfied before the issuance of the life insurance Policy or a material change to an existing life insurance Policy, otherwise benefits may lose their tax favored treatment.

The additional rules generally apply to life insurance policies issued after August 17, 2006. Note, however, that material increases in the death benefit or other material changes will generally cause an existing Policy to be treated as a new Policy and thus subject to the new requirements. The term "material" has not yet been fully defined but is expected to not include automatic increases in death benefits in order to maintain compliance of the life insurance Policy with the tax qualification rules under the Code. An exception for certain tax-free exchanges of life insurance policies pursuant to the Section 1035 of the Code may be available but is not clearly defined.

Non-individual owners and business beneficiaries of policies. If a Policy is owned or held by a corporation, trust or other non-natural person (an "entity"), Code section 264(f) could limit some (or all) of such entity's interest deduction, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Code section 264(f)(5), if an unincorporated business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by that business for purposes of the Code section 264(f) rules. An exception to the interest disallowance rule of Code section 264(f) is available for a Policy owned by an entity engaged in a trade or business, if the Policy covers only one individual and that individual is, at the time first covered by the Policy, (1) a 20-percent owner of the entity or (2) an officer, director, or employee of the trade or business. For this purpose, the IRS generally has interpreted "time first covered" as meaning the date a contract is issued, including the date of any exchange of the contract for a new contract. (Different but comparable rules apply where the owner or holder of a Policy is an insurance company within the meaning of the tax law.) In light of these rules, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Split-Dollar arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements or making any modifications to such arrangements.

Transition and grandfathering rules, among other items, should be carefully reviewed when considering such arrangements. A material modification to an existing arrangement may result in a change in tax treatment. In addition, public corporations (generally publicly traded or publicly reporting companies) and their subsidiaries should consider the possible implications on split-dollar arrangements of the Securities Exchange Act of 1934 which generally prohibit certain direct or indirect loans to executive officers or directors. At least some split-dollar arrangements could be deemed to involve loans within the purview of that section.

Medicare Hospital Insurance Tax. A Medicare hospital insurance tax of 3.8% will apply to some types of investment income. This tax will apply to the taxable portion of (1) any proceeds distributed from the Policy as annuity payments pursuant to a settlement option prior to the death of the Insured, or (2) the proceeds of any sale or disposition of the Policy. This tax only applies to taxpayers with "modified adjusted gross income" above $250,000 in the case of married couples filing jointly or a qualifying widow(er) with dependent child, $125,000 in the case of married couples filing separately, and $200,000 for all others. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.

Estate, gifts and other tax considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences in addition to gift and estate tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation- skipping and other taxes. Among other issues, Policy owners must consider whether the Policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

If this Policy is used with estate and gift tax planning in mind, you should consult with your tax advisor as to the most up-to-date information as to federal estate, gift and generation skipping tax rules.

Possible tax law changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. We cannot predict what, if any, legislation will actually be proposed or enacted or what type of transition rules if any, would be allowed for existing life insurance policies. Consult a tax adviser with respect to legislative developments and their effect on the Policy. In addition, the Treasury Department may amend existing or release new regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. As a result, there are areas of some uncertainty even under current laws, such that future tax consequences of a Policy could be other than as described herein.

Post 2008 increases in benefits or coverage, addition of riders, or certain other Policy changes. The mortality charge assumptions permitted for determining the compliance of this Policy with the tax definition of a life insurance contract are based on the 1980 CSO ("Commissioners Standard Ordinary") mortality tables. Certain changes made after 2008 to a Policy issued prior to 2009 will cause the Policy to be tested using the current prevailing mortality tables (the 2001 CSO mortality tables before January 1, 2020 and the 2017 CSO mortality tables after December 31, 2019). If we determine that a transaction would cause your Policy to lose its ability to be tax tested under the 1980 CSO mortality tables under which your Policy operates, we intend to refuse such transactions which might otherwise have been available under your Policy, subject to our rules then in effect. We would take such action to help assure that your Policy can continue to qualify as life insurance for federal tax testing under the 1980 CSO based tables. Unless or until we receive further guidance, certain ratings or other changes may not be permitted. There can be no assurance as to whether such guidance will be provided or what any such guidance may provide.

Our income taxes

The operations of our separate accounts are reported in our federal income tax return. Separate account investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance Policy reserves. Currently we pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes incurred by us that are allocable to the policies.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

OTHER BENEFITS AVAILABLE UNDER THE POLICY

Additional optional insurance benefits may be added to the Policy by an addendum called a rider. A charge is deducted monthly from Fund Value for each optional benefit added to your Policy. Information about the fees associated with each benefit included in the table may be found in the "Fee Table." Subject to availability in your state, there are eleven riders that may be available with this Policy:

Name of Benefit	Purpose	Standard/ Optional Benefit	Description of Restrictions/Limitations
Accidental Death and Dismemberment Rider	This rider pays a benefit amount if the insured dies or suffers a specified dismemberment as a result of an accident.	Optional	• The loss must occur after the insured's age 5 and prior to insured's age 70 and within 90 days of the accident
• The maximum amount of coverage is the initial Specified Amount plus term insurance coverage, plus the Additional Term Life Insurance Rider but not more than the greater of: $100,000 total coverage of all such insurance in the Company or its affiliates, or $200,000 of all such coverages regardless of insurance companies issuing such coverages.
• Issue ages are between 0-65 years old, (18-65 in New Jersey and for independent qualified persons).
Additional Term Life Insurance Rider	The Additional Term Life Insurance Rider provides you with a level death benefit to age 100.	Optional	• Increases in the Additional Term Life Insurance amount will be subject to evidence of insurability and will not be permitted after the insured's age 85 (70 for qualified plans).
• Available only for policies applied for on or after March 1, 2001.
Children's Term Life Insurance Rider	This rider provides term insurance coverage on the lives of the dependent children of the insured under age 18.	Optional	• Coverage is limited to the lesser of 1/5th of the initial Specified Amount plus the Additional Term Life Insurance Rider or $10,000.
• The coverage continues to the Policy anniversary after the child's 22nd birthday.
• Issued between ages 18-55 years old of the base Policy insured
Guaranteed Death Benefit Rider

This rider provides a death benefit (equal to the Specified Amount only of your Policy) and may keep certain rider coverages in effect under certain circumstances for an extended period of time, even if the Cash Value of the Policy is zero on any monthly anniversary date.

		Optional	• This rider is not available in all states. • This rider is not available if coverage under the Additional Term Life Insurance Rider has been elected

Name of Benefit	Purpose	Standard/ Optional Benefit	Description of Restrictions/Limitations
Guaranteed Death Benefit to Age 100 Rider

This rider provides a death benefit (equal to the Specified Amount only of your Policy) and may keep certain rider coverages in effect under certain circumstances for an extended period of time, even if the Cash Value of the Policy is zero on any monthly anniversary date.

		Optional	• Available only for policies applied for on or after March 1, 2001. • This rider is not available in all states.
Maturity Extension Rider	This rider provides the payment of the benefit may be deferred until the date of the insured's death	Optional	• Election to extend the maturity must be made before the Policy's original maturity date of age 100.
Spouse's Yearly Renewable Term Rider/Other Insured Term Rider	This rider provides for term insurance benefits on the life of the insured's spouse, to the spouse's age 80.	Optional	• The minimum amount of coverage is $25,000. • Rider is no longer available for new elections.
Purchase Option Rider	This Rider provides the option to purchase up to $100,000 of additional coverage without providing additional evidence that the insured remains insurable.	Optional	• This additional coverage may be added on each Policy anniversary when the insured's age is 25, 28, 31, 34, 37, 40, 43, 46 and 49.
• The future right to purchase new insurance on the next option date may be advanced and exercised immediately upon the following events: marriage of the insured, birth of a child of the insured and legal adoption of a child by insured, but the right will terminate 60 days following the event
• The minimum amount of coverage is $25,000.
Waiver of Specified Premiums Rider

This rider provides for the waiver of the monthly specified premiums (shown on the rider) while the insured has a covered total disability for 6 months without interruption and the Policy is in effect.

Optional	• This rider does not waive the monthly deductions of your Policy nor does it waive the payment of premiums required by the Guaranteed Death Benefit Rider.
• The duration of the benefit depends on the age of the insured when the covered total disability occurs.
Portfolio Rebalancing	Allows for the automatic transfer, on a regular basis, of Variable Account Value among specified Sub- Accounts to maintain a specified percentage allocation of Variable Account Value.	Standard	• Rebalancing limited to quarterly, semi- annual, or annual basis.

Accidental Death and Dismemberment Rider

This optional rider pays a benefit amount if the insured dies or suffers a specified dismemberment as a result of an accident. The loss must occur after the insured's age 5 and prior to insured's age 70 and within 90 days of the accident. The maximum amount of coverage is the initial Specified Amount plus term insurance coverage, plus the Additional Term Life Insurance Rider, but not more than the greater of: $100,000 total coverage of all such insurance in the Company or its affiliates, or $200,000 of all such coverages regardless of insurance companies issuing such coverages. The cost of this rider is deducted monthly from the Policy Fund Value beginning on the Policy anniversary after the insured's 5th birthday until the Policy anniversary following the insured's 70th birthday. The rider cost varies based on the attained age of the insured.

Additional Term Life Insurance Rider

This optional rider provides you with a level death benefit to age 100. The beneficiary of the Term rider death benefit can be different than the beneficiary of the base Policy. Increases in the Additional Term Life Insurance amount will be subject to evidence of insurability and will not be permitted after the insured's age 85 (70 for qualified plans). This rider is available only for policies applied for on or after March 1, 2001. All changes in coverage become effective on the monthly anniversary day following the approval of the request to change the term insurance amount. The cost of this rider is deducted monthly from the Policy Fund Value until the Policy anniversary following the insured's 80th birthday. The rider cost varies based on gender, smoking status and attained age of the insured.

Children's Term Life Insurance Rider

This optional rider provides term insurance coverage on the lives of the dependent children of the insured under age 18. Coverage is limited to the lesser of 1/5th of the initial Specified Amount plus the Additional Term Life Insurance Rider or $10,000. The coverage continues to the Policy anniversary after the child's 22nd birthday. Coverage is provided to each of the insured's children, stepchildren and legally adopted children, who have not reached age 18, and who have been named in the application and are a dependent of the insured. No coverage is provided for any children under 15 days old. Each child acquired after the application date is automatically covered upon reaching 15 days old. Stepchildren who become permanent residents of the insured's household after the application date are covered, subject to insurability. Adopted children and stepchildren acquired after the application date are not covered if they have reached their 18th birthday. If the base Policy insured dies, the coverage continues under the rider without further premium payment until the normal rider expiration age. Upon expiration of the rider coverage, it may be converted for an amount between one and five times the rider amount. The conversion privilege applies to any level premium, level face amount permanent coverage, subject to product availability. Under current practice, the rider may also be converted to a new VUL Policy, or to increase the coverage of an existing VUL or UL Policy. The cost of this rider is based on the insurability of the insured at the time the base Policy is issued and will be deducted monthly from the Fund Value of the Policy until the Policy anniversary following the base Policy insured's 65th birthday.

Spouse's Yearly Renewable Term Rider/Other Insured Term Rider

This optional rider provides for term insurance benefits on the life of the insured's spouse, to the spouse's age 80. The minimum amount of coverage is $25,000. This coverage can be increased at any time through age 70 of the spouse, subject to insurability. Decreases in this coverage may also be made at any time, as long as a minimum amount of $25,000 of coverage is maintained. Increases or decreases in the base Policy will have no effect on the rider. Within five years from rider issue, or until age 65 of the spouse if later, the rider may be converted without evidence of insurability to any level premium, level face amount permanent coverage, subject to product availability. Under current practice, the rider may also be converted to a new VUL Policy, or to increase the coverage of an existing VUL or UL Policy. Upon the death of the base Policy insured, the rider coverage may be converted within 31 days after the insured's death, if it is still within the conversion period described above, otherwise it will terminate. The cost for this rider is deducted monthly from the Policy Fund Value until the Policy anniversary following the spouse's 80th birthday. The rider costs vary based on the spouse's gender, attained age and risk class. The rider is no longer available for new elections.

Purchase Option Rider

This optional rider provides the option to purchase up to $100,000 of additional coverage without providing additional evidence that the insured remains insurable. The minimum amount of coverage is $25,000. This additional coverage may be added on each Policy anniversary when the insured's age is 25, 28, 31, 34, 37, 40, 43, 46 and 49. The future right to purchase new insurance on the next option date may be advanced and exercised immediately upon the following events: marriage of the insured, birth of a child of the insured and legal adoption of a child by insured. If this privilege is exercised, the option to purchase insurance on the next option date will be forfeited. If a multiple birth (or multiple adoption) occurs, only one option may be advanced; but the maximum amount which may be purchased will be the number of children times the option amount. This privilege will terminate within 60 days following the event.

Waiver of Specified Premiums Rider

This optional rider provides for the waiver of the monthly specified premiums (shown on the rider) while the insured has a covered total disability for 6 months without interruption and the Policy is in effect. This rider does not waive the monthly deductions of your Policy nor does it waive the payment of premiums required by the Guaranteed Death Benefit Rider. If Death Benefit Option 1 is being utilized at the time of disability, a change to Death Benefit Option 2 will occur automatically on the monthly anniversary date following the date the Company receives proof of total disability as defined by the rider. Upon recovery, the insured will be given the option of changing the Death Benefit Option back to Death Benefit Option 1. No increases in the Policy Specified Amount are permitted while Specified Premiums are being waived. The cost of this rider is deducted monthly from the Policy Fund Value beginning on the Policy anniversary after the insured's 5th birthday until the Policy anniversary following the insured's 65th birthday. The rider cost varies based on gender, smoking status and attained age of the insured. The duration of the benefit depends on the age of the insured when the covered total disability occurs.

Benefits at Maturity and Maturity Extension Rider

The maturity date for this Policy is the Policy anniversary on which the insured is age 100. If the insured is living on the maturity date, the Company will pay to you the Cash Value of the Policy. See "Tax Information" for the tax treatment of an endowment benefit. Ordinarily, the Company pays within seven days of the Policy anniversary. Payments may be postponed in certain circumstances. See "Payments." At your option, payment of the benefit may be deferred until the date of the insured's death (Maturity Extension Rider). Election to extend the maturity must be made before the Policy's original maturity date of age 100. The Death proceeds payable immediately after the maturity date equal the Cash Value of the Policy multiplied by the death benefit percentage at the insured's age 100. Premiums will not be accepted, nor will monthly deductions be made, after the maturity date. This rider is automatically issued and there is no charge.

Please refer to the Policy for additional information on the Maturity Extension Rider.

CHARGES AND DEDUCTIONS

The following provides additional details of the deductions from premium payments under a Policy prior to allocating net premium payments to the Sub-Accounts of the Separate Account or to the Guaranteed Interest Account and of the deductions from the Separate Account and from the Policy's Fund Value.

Deductions from premiums

Deductions are made from each premium payment prior to applying the net premium payment to the Fund Value.

Sales Charge —	This charge varies based on the total of the Specified Amount plus the Term Life Term Insurance Rider amount in effect on the Policy date. The charge is a percent of each premium paid.
Specified Amount plus any Term Life Term Insurance amount in force less than $500,000 — 4.00%
Specified Amount plus any Term Life Term Insurance amount in force of $500,000 or more — 3.00%

You should refer to your Policy to determine your Specified Amount and the amount of any Term Life Term Insurance in force.

The sales charge compensates us for the cost of distributing the policies. This charge is not expected to be enough to cover sales and distribution expenses for the policies. To the extent that sales and distribution expenses exceed sales charges, amounts derived from surrender charges will be used. Expenses in excess of the sales and surrender charges may be recovered from other charges, including amounts indirectly derived from the charge for mortality and expense risks and mortality gains.

Tax Charge —	State and local premium tax — currently 2.25%; Charge for federal tax deferred acquisition costs of the Company — currently 1.50% (0% for individual qualified plans)

All states levy taxes on life insurance premium payments. These taxes vary from state to state and may vary from jurisdiction to jurisdiction within a state. Currently, these taxes range from 0% to 4%. Therefore, the 2.25% current deduction may be higher or lower than the actual premium tax imposed by a jurisdiction. Our current tax charge is an approximate average of the actual premium tax we expect to pay on premiums. We do not expect to profit from this charge.

The 1.50% DAC charge against each premium covers our estimated cost for the federal income tax treatment of deferred acquisition costs. This is determined solely by the amount of life insurance premiums received. We believe this charge is reasonable in relation to our increased federal tax burden under Internal Revenue Code Section 848 resulting from the receipt of premium payments. No charge will be deducted where premiums received from you are not subject to the federal tax DAC provisions, such as premiums paid on policies issued to individual qualified plans.

We reserve the right to increase or decrease the charge for taxes due to any change in tax law or due to any change in the cost to us.

Daily deduction from Equitable America Variable Account L

A charge is deducted daily from each Sub-Account of the Separate Account for the mortality and expense risks assumed by the Company.

Mortality and Expense Risk Charge —	Maximum of 0.000959% of the amount in the Sub-Account, which is equivalent to an annual rate of 0.35% of Sub-Account value.

This charge compensates us for assuming mortality and expense risks under the policies. The mortality risk assumed is that insureds, as a group, may live for a shorter period of time than estimated. Therefore, the cost of insurance charges specified in the Policy will not be enough to meet our actual claims. We assume an expense risk that other expenses incurred in issuing and administering the policies and operating the Separate Account will be greater than the amount estimated when setting the charges for these expenses. We will realize a profit from this fee to the extent it is not needed to provide benefits and pay expenses under the policies. We may use this profit for other purposes. These purposes may include any distribution expenses not covered by the sales charge or surrender charge.

This charge is not assessed against the amount of the Policy Fund Value that is allocated to the Guaranteed Interest Account, nor to amounts in the Loan Account.

Deductions from Fund Value

A charge called the monthly deduction is deducted from the Fund Value on each monthly anniversary day. The monthly deduction consists of the following items:

Cost of Insurance —

This charge compensates us for the anticipated cost of paying death benefits in excess of Fund Value to insureds' beneficiaries. The amount of the charge is equal to a current cost of insurance rate multiplied by the net amount at risk under the Policy at the beginning of each Policy month. Here, net amount at risk equals the adjusted death benefit less Fund Value payable at the beginning of that time. The factors that affect the net amount at risk include investment performance, payment of premiums, and charges to the Policy.

The Policy contains guaranteed cost of insurance rates that may not be increased. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. (For issue ages under 18, no smoker/nonsmoker adjustment is made until attained age 15. Where unisex cost of insurance rates apply, the 1980 Commissioners Ordinary Smoker and Nonsmoker Mortality Table B applies.) These rates are based on the age and underwriting class of the insured. They are also based on the gender of the insured, but unisex rates are used where appropriate under applicable law. Unisex rates apply to policies issued for delivery in the State of Montana and to policies purchased by employers and employee organizations in connection with employment related insurance or benefit programs. As of the date of this prospectus, we charge "current rates" that are lower (i.e. less expensive) than the guaranteed rates, and depend on our expectation of future experience with respect to investment earnings, mortality, expenses and persistency. A change in rates will apply to all persons of the same age, gender (where applicable) and risk class. We may change current rates in the future. Like the guaranteed rates, the current rates also vary with the age, gender, smoking status, and underwriting class of the insured. In addition, they also vary with the Policy duration. The cost of insurance rate generally increases with the age of the insured.

For policies issued at ages 0-17, an insured's cost of insurance rate is not based on that insured's status as a tobacco user or non-tobacco user. We offer non-tobacco rates for ages 18 and above only. Approximately 60 days prior to the Policy anniversary date nearest the insured's 18th birthday, we will send a notice to the Policy owner giving the Policy owner the opportunity to obtain non-tobacco rates by sending the form back to us with a certification signed by the Policy owner and insured, that the insured has not used tobacco products in the last 12 months. If the properly completed form is not received by our Operations Center by the Policy anniversary date nearest the insured's 18th birthday, tobacco user rates will apply. The Policy owner, thereafter, may apply for non-tobacco user rates subject to our underwriting rules in effect at that time.

If there have been increases in the Specified Amount, then for purposes of calculating the cost of insurance charge, the Fund Value will first be applied to the initial Specified Amount. If the Fund Value exceeds the initial Specified Amount, the excess will then be applied to any increase in Specified Amount in the order of the increases. If the death benefit equals the Fund Value multiplied by the applicable death benefit percentage, any increase in Fund Value will cause an automatic increase in the death benefit. The underwriting class and duration for such increase will be the same as that used for the most recent increase in Specified Amount (that has not been eliminated through a later decrease in Specified Amount).

Administrative Charge — Monthly per $1,000 Specified Amount Charge based on issue age. —

$5 per month
This charge reimburses us for expenses associated with administration and maintenance of the policies. The charge is guaranteed never to exceed $5.00. We do not expect to profit from this charge.
This charge applies for the first 15 years following the issuance of the Policy or an increase in the Specified Amount. The charge is made per $1,000 of Specified Amount based on issue age, gender. The monthly per $1,000 factors are shown in Appendix C. In New Jersey, this charge applies until the insured reaches age 100. However, after the 15th Policy anniversary or for 15 years from the date of any increase in Specified Amount, we may reduce or eliminate this charge.
Guaranteed Death Benefit Charge —

If you elect the Guaranteed Death Benefit Rider, you will be charged $0.01 per $1,000 of Policy Specified Amount and certain Rider amounts per month during the term of the Guaranteed Death Benefit Rider. This charge is guaranteed never to exceed this amount.

Optional Insurance Benefits Charge —	A monthly deduction for any other optional insurance benefits added to the Policy by rider.
Surrender Charge —

The Company will assess a surrender charge against Fund Value only upon a full surrender of the Policy. The surrender charge is based on a factor per $1,000 of initial Specified Amount (or upon an increase in Specified Amount) and grades from 80% to 0% over 15 years (11 years for issue ages 76-85) based on a schedule. The factors per $1,000 vary by issue age, gender, and underwriting class. The grading percentages (as shown below) vary based on issue age and number of full years since the Policy was issued (or since the increase in Specified Amount).

Grading Percentages Policy Years		Percent For Issue Ages 0-75	Percent For Issue Ages 76-85
1-3		80%	80%
4		80	70
5		80	60
6		80	50
7		80	40
8		70	30
9		60	20
10		50	10
11		40	0
12		30	0
13		20	0
14		10	0
15	+	0	0

Issue ages for policies issued to individual qualified plans are limited to ages 18-70.

The surrender charge is a contingent deferred load. It is a contingent load because it is assessed only if the Policy is surrendered or if the Policy lapses. It is a deferred load because it is not deducted from the premiums paid, rather it is deducted from the Fund Value upon full surrender. The purpose of the surrender charge is to reimburse us for some of the expenses of distributing the policies.

Example: If a male insured age 35 purchases a Policy with a Specified Amount of $100,000, the per $1,000 of initial Specified Amount surrender charge factor would be $7.25 (Preferred, non-smoker). The maximum surrender charge during the first seven Policy years would be 80% of (100 x 7.25) or $580.

The maximum surrender charge per $1,000 of initial Specified Amount factor would be $64 based upon the assumptions described above and if the Policy were purchased by a male insured age 85, standard smoker.

Effect of Changes in Specified Amount on the Surrender Charge —
The surrender charge will increase when a new coverage segment of Specified Amount is created due to a requested increase in coverage. The surrender charge related to the increase will be computed in the same manner as the surrender charge for the original Specified Amount. It will reduce over the applicable 15-year or 11-year period following the increase. The new surrender charge for the Policy will equal:
(1) The remaining part of the surrender charge for the original Specified Amount, plus
(2) The surrender charge related to the increase.
Decreases in Specified Amount have no effect on surrender charges.

Transaction and other charges

•  Partial Surrender Fee — $10

•  Transfer of Fund Value — $25 (at option of the Company), currently $0

The partial surrender fee is guaranteed not to exceed $10. Currently, we do not charge for transfers of Fund Value between the Sub-Accounts. However, we reserve the right to assess a $25 charge on transfers. This would include telephone transfers, if we permit them. If the transfer fee is assessed, it will be allocated against the first of the Sub-Accounts and/or the Guaranteed Interest Account from which Fund Value is being transferred.

We may charge the Sub-Accounts for federal income taxes that are incurred by us and are attributable to the Separate Account and its Sub-Accounts. No such charge is currently assessed. See "Our income taxes."

We will bear the direct operating expenses of the Separate Account. The Sub-Accounts purchase shares of the corresponding Portfolio. The Portfolio's expenses are not fixed or specified under the terms of the Policy.

Special services charges

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. Please note that we may discontinue some or all of these services without notice.

•  Wire transfer charge. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the withdrawal amount you request. In addition, full surrender requests will be subject to a surrender charge; partial surrender requests will be subject to the partial surrender fee.

•  Express mail charge. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the withdrawal amount you request. In addition, full surrender requests will be subject to a surrender charge; partial surrender requests will be subject to the partial surrender fee.

•  Policy illustration charge. Currently, you are entitled to one free illustration each Policy year. For each additional illustration in a Policy year, we charge $25. The charge for this service can be paid (i) using a credit card acceptable to the Company, (ii) by sending a check to our Operations Center, or (iii) by any other means we make available to you.

•  Duplicate Policy charge. We charge $35 for providing a copy of your Policy. The charge for this service can be paid (i) using a credit card acceptable to the Company, (ii) by sending a check to our Operations Center, or (iii) by any other means we make available to you.

•  Policy history charge. We charge a maximum of $50 for providing you a history of Policy transactions. If you request a Policy history of less than 5 years from the date of your request, there is no charge. If you request a Policy history of more than 5 years but less than 10 years from the date of your request, the current charge is $25. For Policy histories of 10 years or more, the charge is $50. For all Policy histories, we reserve the right to charge a maximum of $50. The charge for this service can be paid (i) using a credit card acceptable to the Company, (ii) by sending a check to our Operations Center, or (iii) by any other means we make available to you.

•  Charge for returned payments. For each payment you make in connection with your Policy that is returned for insufficient funds, we will charge a maximum of $25.

Fees and expenses of the Portfolios

The Portfolios incur certain charges including the investment advisory fee and certain operating expenses. These fees and expenses vary by Portfolio. Certain Portfolios available under the Policy in turn invest in shares of other Portfolios of EQ Advisors Trust and EQ Premier VIP Trust and/or shares of unaffiliated Portfolios (collectively the "Underlying Portfolios"). The Underlying Portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. Fees and expenses of the Portfolios are described in more detail in the Portfolios' prospectuses.

Guarantee of certain charges

We guarantee that the following charges will not increase:

1.  Mortality and expense risk charge.

2.  Administrative charge.

3.  Per $1,000 Specified Amount charge.

4.  Sales charge.

5.  Guaranteed cost of insurance rates.

6.  Surrender charge.

7.  Partial surrender fee.

Any changes in the current cost of insurance charges or charges for optional insurance benefits will be made based on the class of the insured. Changes will be based on changes in

1.  future expectations with respect to investment earnings,

2.  mortality,

3.  length of time policies will remain in effect,

4.  expenses, and

5.  taxes.

In no event will they exceed the guaranteed rates defined in the Policy.

MORE INFORMATION ABOUT PROCEDURES THAT APPLY TO YOUR POLICY

This section provides further detail about certain subjects that are addressed in the previous pages. The following discussion generally does not repeat the information already contained in those pages.

Transfers

Amounts may be transferred after the Right to Return Policy Period from the Sub-Accounts to the Guaranteed Interest Account and from the Guaranteed Interest Account to the Sub-Accounts, subject to the following limitations:

1.  Transfers to the Guaranteed Interest Account may be made at any time and in any amount and are effective on the Business Day they are received in Good Order at our Operations Center.

2.  Transfers from the Guaranteed Interest Account to the Sub-Accounts are limited to

a.  one in any Policy year, and

b.  the period which begins on the Policy anniversary and which ends 30 days after the Policy anniversary.

If the transfer request is received on the Policy anniversary, it will be processed as of the Policy anniversary. If the transfer request is received within 30 days after the Policy anniversary, the transfer will be effective as of the close of business on the day received if it is a Business Day. If it is not a Business Day, then at the close of business on the next day which is a Business Day. Any request received within 10 days before the Policy anniversary will be considered received on the Policy anniversary. Any transfer requests received at other times will not be honored.

Currently there is no charge imposed upon transfers; however, the Company reserves the right to assess such a charge in the future subject to the maximum charge guaranteed in the Policy and to impose other limitations on the number and the dollar amount of transfers.

Surrenders and Policy loans

You may also make full surrenders and partial surrenders from the Guaranteed Interest Account to the same extent as if you had allocated premiums and Fund Values to the Sub-Accounts. See "Full surrender" and "Partial surrender." Transfers and surrenders payable from the Guaranteed Interest Account, and the payment of Policy loans allocated to the Guaranteed Interest Account, may be delayed for up to six months. However, the Company will not delay payment of surrenders or loans, the proceeds of which will be used to pay premiums on the Policy.

Ownership

The Policy owner is the individual named as such in the application or in any later change shown in the Company's records. A change in owner can have adverse tax consequences. Consult your tax adviser as to your specific situation. While the insured is living, the Policy owner alone has the right to receive all benefits and exercise all rights that the Policy grants or the Company allows.

Joint owners

If more than one person is named as Policy owner, they are joint owners. Any Policy transaction requires the signature of all persons named jointly. Unless otherwise provided, if a joint owner dies, ownership passes to the surviving joint owner(s). When the last joint owner dies, ownership passes through that person's estate, unless otherwise provided.

Beneficiary

The beneficiary is the individual named as such in the application or any later change shown in the Company's records. The Policy owner may change the beneficiary at any time during the life of the insured by written request on forms provided by the Company. The Company must receive the request in Good Order at its Operations Center. The change will be effective as of the date this form is signed. Contingent and/or concurrent beneficiaries may be designated. The Policy owner may designate a permanent beneficiary, whose rights under the Policy cannot be changed without his or her consent. Unless otherwise provided, if no designated beneficiary is living upon the death of the insured, the death benefit proceeds will be payable to the insured's estate.

The Company will pay the death benefit proceeds to the beneficiary. Unless otherwise provided, the beneficiary must be living at the time of the insured's death to receive the proceeds. Living means living on the earlier of: (a) the day due proof of the insured's death is received by us at our Operations Center; or (b) the 14th day after the insured's death.

The Policy

This Policy is a contract between the Policy owner and the Company. The entire contract consists of the Policy, a copy of the initial application, all subsequent applications to change the Policy, any endorsements, all riders, and all additional Policy information sections (specification pages) added to the Policy.

Notification and claims procedures

Any election, designation, change, assignment, or request made by you must be in writing on a form acceptable to the Company. The Company is not liable for any action taken before such written notice is received and recorded. The Company may require that the Policy be returned for any Policy change or upon its surrender.

If an insured dies while the Policy is in effect, notice should be given to the Company as soon as possible. Claim procedure instructions will be sent immediately. As due proof of death, the Company may require proof of age and a certified copy of a death certificate. The Company may also require the beneficiary and the insured's next of kin to sign authorizations as part of this process. These authorization forms allow the Company to obtain information about the insured, including but not limited to medical records of physicians and hospitals used by the insured.

Payments

Within seven days after the Company receives all the information needed for processing a payment, the Company will:

(1)  Pay death benefit proceeds (Please note that if death benefit proceeds are not paid by the end of 30 days from the date we receive due proof of death of the insured, we will pay interest on the proceeds if required by the state in which the Policy is delivered at the rate specified by that state. If we pay interest, it will be from the date of death to the date of payment of proceeds); and

(2)  Pay the Cash Value on surrender, partial surrenders and loan proceeds based on allocations made to the Sub-Accounts.

However, the Company can postpone the calculation or payment of such a payment or transfer of amounts based on investment performance of the Sub-Accounts if:

(1)  The New York Stock Exchange is closed on other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC; or

(2)  An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Sub-Account's net assets.

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about your account to government regulators.

Payment plan/settlement provisions

Maturity or surrender benefits may be used to purchase a payment plan providing monthly income for the lifetime of the insured. Death benefit proceeds may be used to purchase a payment plan providing monthly income for the lifetime of the beneficiary. If a payment plan is purchased the monthly payments consisting of proceeds plus interest will be paid in accordance with the payment plan selected under your Policy. Please refer to the settlement option provisions in your Policy for details. The purchase rates for the payment plan are guaranteed not to exceed those shown in the Policy, but current rates that are lower (i.e., providing greater income) may be established by the Company from time to time. This benefit is not available if the income would be less than $25 a month or if the proceeds are less than $1,000. Maturity or surrender benefits or death benefit proceeds may be used to purchase any other payment plan that the Company makes available at that time.

Even if the death benefit under the Policy is excludible from income, payments under payment plans may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the payment plans generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the payment plans.

Payment in case of suicide

If the insured dies by suicide, (1) while sane or insane, (2) within two years from the date of issue or reinstatement date, the Company will limit the death benefit proceeds to the premium payments less any partial surrender amounts (and their fees) and any Outstanding Debt. If an insured dies by suicide, (1) while sane or insane, (2) within two years of the effective date of any increase in the Specified Amount, the Company will refund the cost of insurance charges made with respect to such increase.

Assignment

You may assign your Policy as collateral security for a loan or other obligation. No assignment will bind the Company unless the original, or a copy, is received at the Company's Operations Center. The assignment will be effective only when recorded by the Company. An assignment does not change the ownership of the Policy. However, after an assignment, the rights of any Policy owner or beneficiary will be subject to the assignment. The entire Policy, including any attached payment option or rider, will be subject to the assignment. The Company will rely solely on the assignee's statement as to the amount of the assignee's interest. The Company will not be responsible for the validity of any assignment. Unless otherwise provided, the assignee may exercise all rights this Policy grants except (a) the right to change the Policy owner or beneficiary, and (b) the right to elect a payment option. Assignment of a Policy that is a modified endowment contract may generate taxable income. (See "Tax Information.") An assignment may also have other tax consequences for which you should consult your tax adviser.

Errors on the application

If the age or gender of the insured has been misstated, the death benefit under this Policy will be the sum of (a) and (b), where:

(a)  is the Fund Value on the date of death; and

(b)  is the amount at risk on the last monthly anniversary day, multiplied by the ratio of the insurance rate on the last monthly anniversary day based on the incorrect age or gender to the insurance rate that would have applied on that monthly anniversary day based on the correct age and gender.

Incontestability

The Company may contest the validity of this Policy if any material misstatements are made in the application. However, the Policy will be incontestable as follows:

1.  The initial Specified Amount cannot be contested after the Policy has been in force during the insured's lifetime for two years from the Date of Issue; and

2.  An increase in the Specified Amount or any reinstatement cannot be contested after the increase or the reinstated Policy has been in force during an Insured's lifetime for two years from its effective date.

Policy illustration

Upon written request, the Company will send you an illustration of future benefits under the Policy based on both guaranteed and current cost assumptions. Currently, you are entitled to one free illustration each Policy year. For each additional illustration you request in a Policy year, we charge $25. The charge for this service can be paid (i) using a credit card acceptable to the Company, (ii) by sending a check to our Operations Center, or (iii) by any other means we make available to you.

MORE INFORMATION ABOUT OTHER MATTERS

Distribution of the policies

The policies are distributed by both Equitable Advisors, LLC ("Equitable Advisors") and Equitable Distributors, LLC ("Equitable Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Equitable America Variable Account L. The offering of the policies is intended to be continuous.

Equitable Advisors is an affiliate of the Company and Equitable, and Equitable Distributors is an affiliate of the Company and an indirect wholly owned subsidiary of Equitable. The Distributors are under the common control of Equitable Holdings, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for the Company's other life and annuity products.

The policies are sold by financial professionals of Equitable Advisors and its affiliates. The policies are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with Equitable Distributors ("Selling broker-dealers").

The Company pays compensation to both Distributors based on policies sold. The Company may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Equitable Advisors distributes these policies pursuant to a selling agreement between Equitable Advisors and the Company. For the years ended 2021, 2020 and 2019, Equitable Advisors was paid an administrative services fee of $[____], $0, and $0, respectively. The Company paid Equitable Advisors, as a distributor of these policies and as a principal underwriter of the Separate Account, $[___] in 2021, $1,144,116 in 2020, and $1,198,569 in 2019. Of these amounts, for each of these three years, Equitable Advisors retained $[___], $689,364, and $803,128, respectively.

Under a distribution agreement between Equitable Distributors and the Company and certain of the Company's separate accounts, including the Separate Account, the Company paid Equitable Distributors distribution fees of $[___] in 2021, $506,281 in 2020, and $568,007 in 2019, as a distributor of certain policies, including these policies, and as a principal underwriter of several of the Company's separate accounts, including the Separate Account. Of these amounts, for each of these three years, Equitable Distributors retained $[___], $414,813, and $451,248, respectively.

Although the Company takes into account all of its distribution and other costs in establishing the level of fees and charges under its policies, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the prospectus are imposed as separate fees or charges under your Policy. The Company, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the Policy and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the Policy, see "Charges and Deductions" earlier in this prospectus.

Distributor compensation. The Company pays compensation to the Distributors based on premium payments made on the policies ("premium-based compensation"). Premium-based compensation paid by the Company to the Distributors will generally not exceed 110% of the first year premiums paid. Thereafter, premium-based compensation shall not exceed 4.0% of premiums paid in years 2-10. Beginning in the sixth Policy year, the Distributors will receive ongoing compensation based on Fund Value of the policies sold ("asset-based compensation") up to a maximum of 0.10% annually of the Fund Value of the Policy. Upon any subsequent increase in Specified Amount, premium-based compensation will equal a maximum of 110% of the increase in premiums paid. Thereafter, compensation will return to the applicable base percentage of any additional premiums paid as described above. Your Equitable Advisors financial professional will receive premium-based compensation in combination with ongoing annual compensation based on a percentage of the Fund Value of the Policy sold ("asset-based compensation"). The compensation paid by the Distributor varies among financial professionals and among Selling broker-dealers. Equitable Advisors also pays a portion of the compensation it receives to its managerial personnel. When a Policy is sold by a Selling broker-dealer, the Selling broker-dealer, not the Distributor, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the Policy. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.

Equitable Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their Policy.

Equitable Advisors may also receive financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. Equitable Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. Equitable Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both the Company's policies and policies offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

Differential compensation. In an effort to promote the sale of the Company's products, Equitable Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of the Company's Policy than it pays for the sale of a Policy or other financial product issued by a company other than the Company. Equitable Advisors may pay higher compensation on certain products in a class than others based on a group or sponsored arrangement, or between older and newer versions or series of the same Policy. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to Equitable Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve the Company's policies. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of the Company's policies than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as "overrides." For tax reasons, Equitable Advisors financial professionals qualify for health and retirement benefits based solely on their sales of the Company's policies and products sponsored by affiliates.

The fact that Equitable Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend the Company's Policy over a Policy or other financial product issued by a company not affiliated with the Company. However, under applicable rules of FINRA, Equitable Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of Equitable Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

Compensation payments to Equitable Distributors include payments to cover operating expenses and marketing services under the terms of Equitable's distribution agreements with Equitable Distributors.

Additional payments by Equitable Distributors to Selling broker-dealers. Equitable Distributors may pay, out of their assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. Equitable Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of the Company's products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the Policy owner.

Payments may be based on ongoing sales, on the aggregate Fund Value attributable to policies sold through a Selling broker-dealer or such payments may be a fixed amount. For certain selling broker-dealers, Equitable Distributors increases the marketing allowance as certain sales thresholds are met. Equitable Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of the Company's products, Equitable Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Equitable Distributors also has entered into agreements with certain selling broker-dealers in which the selling broker-dealer agrees to sell certain Company policies exclusively.

These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of the Company's policies over policies and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker- dealers that we are aware (as of December 31, 2021) received additional payments. These additional payments ranged from $[ ] to $[ ]. The Company and its affiliates may also have additional business arrangements with Selling broker-dealers. For more information, ask your financial professional.

Allstate Financial Services, LLC

American Portfolios Financial Services

Ameriprise Financial Services

Avantax Investment Services, Inc.

BBVA Securities, Inc.

Cabot Lodge Securities, LLC

Cadaret, Grant & Co., Inc.

Cambridge Investment Research

Centaurus Financial, Inc.

Cetera Financial Group

Citigroup Global Markets, Inc.

Citizens Investment Services

Commonwealth Financial Network

Community America Financial Solution

CUNA Brokerage Services

CUSO Financial Services

DPL Financial Partners

Equity Services Inc.

Farmer's Financial Solution

Galt Financial Group, Inc.

Geneos Wealth Management

Gradient Securities, LLC

H. Beck, Inc.

Huntleigh Securities Corporation

Independent Financial Group, LLC

Infinex Investments Inc.

Janney Montgomery Scott LLC

Kestra Investment Services, LLC

Key Investment Services LLC

Ladenburg Thalmann Advisor Network, LLC

Lincoln Financial Advisors Corp.

Lincoln Financial Securities Corp.

Lincoln Investment Planning

Lion Street Financial

LPL Financial Corporation

Lucia Securities, LLC

MML Investors Services, LLC

Morgan Stanley Smith Barney

Mutual of Omaha Investment Services, Inc.

Next Financial Group, Inc.

Park Avenue Securities, LLC

PlanMember Securities Corp.

PNC Investments

Primerica Financial Services, Inc.

Pruco Securities, LLC

Purshe Kaplan Sterling Investments, Inc

Raymond James

RBC Capital Markets Corporation

Santander Securities Corp.

Sigma Financial Corporation

Stifel, Nicolaus & Company, Inc.

SunTrust Investment Services, Inc.

The Advisor Group (AIG)

The Huntington Investment Company

The Leaders Group, Inc.

TransAmerica Financial Advisors

U.S. Bank Center

UBS Financial Services Inc.

Valmark Securities, Inc.

Voya Financial Advisors, Inc.

Waddell & Reed, Inc.

Wells Fargo

Legal Proceedings

The Company and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to an owner's interest in the Variable Account, nor would any of these proceedings be likely to have a material adverse effect upon the Variable Account, our ability to meet our obligations under the policies, or the distribution of the policies.

Registration Statement

A Registration Statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the Registration Statement, as portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees or for free by accessing the SEC's website at http://www.sec.gov.

Independent registered public accounting firm

The (i) financial statements of each of the variable investment options of Equitable America Variable Account L as of December 31, 2021 and for each of the periods indicated therein and the (ii) statutory-basis financial statements of Equitable Financial Life Insurance Company of America as of December 31, 2021 and 2020 and for each of the three years in the period ended December 31, 2021 incorporated in this Prospectus by reference to the filed Form N-VPFS have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to Equitable Financial Life Insurance Company of America as permitted by the applicable SEC independence rules. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

Financial Statements

The audited financial statements of Equitable America Variable Account L as of December 31, 2021 and the related statements for each of the periods presented therein as well as the reports of the independent registered public accounting firm are included in the Statement of Additional Information dated May 1, 2022. The audited financial statements of the Company as of December 31, 2021, 2020, and 2019 and the related statements for each of the years in the three-year period ended December 31, 2020 as well as the reports of the independent registered public accounting firm are included in the Statement of Additional Information dated May 1, 2022. [FINANCIALS STATEMENTS TO BE FILED BY POST-EFFECTIVE AMENDMENT]

Appendix A: Portfolios Available Under Your Policy

The following is a list of Portfolios available under your Policy. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.equitable.com/associations/ada/investments. You can also request this information at no cost by calling [1-800-487-6669] or by sending an email request to [ ].

The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio's past performance is not necessarily an indication of future performance.

	Portfolio		Average Annual Total Returns
Asset Allocation	Company — Investment Adviser;	Current	(as of 12/31/2021)
Type	Sub-Adviser(s), as applicable	Expenses	1 year	5 year	10 year
U.S. Equity	1290 VT Equity Income Portfolio — B Share Class — Barrow Hanley Mewhinney & Strauss LLC	%	%	%	%
U.S. Equity	1290 VT GAMCO Small Company Value Portfolio — B Share Class — Gamco Asset Management Inc	%	%	%	%
U.S. Equity	1290 VT Socially Responsible Portfolio — BlackRock Investment Management, LLC	%	%	%	%
U.S. Equity	Alger Mid Cap Growth Portfolio Fund — Institutional Class	%	%	%	%
U.S. Equity	BNY Mellon Stock Index Fund, Inc — Institutional Class — Mellon Investments Corporation	%	%	%	%
U.S. Equity	BNY Mellon Sustainable US Equity Portfolio — Institutional Class — Newton Investment Management Ltd	%	%	%	%
Allocation	EQ/Aggressive Allocation Portfolio — B Share Class	%	%	%	%
Allocation	EQ/All Asset Growth Allocation Portfolio — B Share Class	%	%	%	%
Taxable Bond	EQ/Bond Index — A Share Class — SSGA Funds Management Inc	%	%	%	%
U.S. Equity	EQ/Capital Group Research Portfolio — Capital International Inc	%	%	%	%
U.S. Equity	EQ/Capital Group Research Portfolio — B Share Class — Capital International Inc	%	%	%	%
Taxable Bond	EQ/Caywood-Scholl High-Yield Bond — B Share Class — Caywood-Scholl Capital Management LLC	%	%	%	%
Allocation	EQ/Conservative Allocation Portfolio — B Share Class	%	%	%	%
Allocation	EQ/Conservative-Plus Allocation Portfolio — B Share Class	%	%	%	%

	Portfolio		Average Annual Total Returns
Asset Allocation	Company — Investment Adviser;	Current	(as of 12/31/2021)
Type	Sub-Adviser(s), as applicable	Expenses	1 year	5 year	10 year
Taxable Bond	EQ/Core Bond Index Portfolio — SSGA Funds Management Inc	%	%	%	%
U.S. Equity	EQ/Enterprise Capital Appreciation — B Share Class — Marsico Capital Management, LLC	%	%	%	%
U.S. Equity	EQ/Enterprise Multi-Cap Growth — B Share Class — Fred Alger & Company, LLC	%	%	%	%
U.S. Equity	EQ/Equity Growth PLUS — B Share Class — BlackRock Capital Management Inc; BlackRock Investment Management, LLC	%	%	%	%
Taxable Bond	EQ/Government Securities — Blackrock Financial Management, Inc	%	%	%	%
Taxable Bond	EQ/Intermediate Government Bond Portfolio — SSGA Funds Management Inc	%	%	%	%
U.S. Equity	EQ/Janus Enterprise Portfolio — Janus Capital Management LLC	%	%	%	%
U.S. Equity

EQ/Large Cap Growth Managed Volatility Portfolio — Loomis Sayles & Company LP; Polen Capital Management, LLC; BlackRock Investment Management, LLC; T. Rowe Price Associates, Inc.; HS Management Partners, LLC

		%	%	%	%
U.S. Equity	EQ/Large Cap Value Index — AllianceBernstein LP	%	%	%	%
Taxable Bond	EQ/Long Term Bond — Blackrock Financial Management, Inc	%	%	%	%
U.S. Equity	EQ/Loomis Sayles Growth Portfolio — Loomis Sayles & Company LP	%	%	%	%
U.S. Equity	EQ/Lord Abbett Growth & Income — A Share Class — Lord, Abbett & Co LLC	%	%	%	%
U.S. Equity	EQ/Lord Abbett Mid Cap Value — B Share Class — Lord, Abbett & Co LLC	%	%	%	%
International Equity	EQ/MFS International Growth — B Share Class — Massachusetts Financial Services Company	%	%	%	%
U.S. Equity	EQ/Mid Cap Value Managed Volatility Portfolio — BlackRock Investment Management, LLC; Wellington Management Company LLP; Diamond Hill Capital Management Inc	%	%	%	%

	Portfolio		Average Annual Total Returns
Asset Allocation	Company — Investment Adviser;	Current	(as of 12/31/2021)
Type	Sub-Adviser(s), as applicable	Expenses	1 year	5 year	10 year
Allocation	EQ/Moderate Allocation Portfolio — B Share Class	%	%	%	%
Allocation	EQ/Moderate-Plus Allocation — B Share Class	%	%	%	%
Money Market	EQ/Money Market Portfolio — BNY Mellon Investment Adviser, Inc	%	%	%	%
Money Market	EQ/MONY Money Market — MONY Capital Management	%	%	%	%
U.S. Equity	EQ/Morgan Stanley Small Cap Growth Portfolio — BlackRock Investment Management, LLC; Morgan Stanley Investment Management, Inc	%	%	%	%
Taxable Bond	EQ/PIMCO Ultra Short Bond Portfolio — B Share Class — Pacific Investment Management Company, LLC	%	%	%	%
Taxable Bond	EQ/Quality Bond PLUS — B Share Class — Pacific Investment Management Company, LLC; AllianceBernstein LP	%	%	%	%
U.S. Equity	EQ/T. Rowe Price Growth Stock Portfolio — B Share Class — T. Rowe Price Associates, Inc	%	%	%	%
U.S. Equity	EQ/UBS Growth & Income — B Share Class — UBS Asset Management Americas Inc	%	%	%	%
Sector Equity	EQ/Van Kampen Real Estate Portfolio — A Share Class — Morgan Stanley Investment Management, Inc	%	%	%	%
U.S. Equity	Fidelity® VIP Contrafund Portfolio — S Share Class — FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	%	%	%	%
U.S. Equity	Fidelity® VIP Growth Opportunities Portfolio — S Share Class — FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	%	%	%	%
U.S. Equity	Fidelity® VIP Growth Portfolio — S Share Class — FMR Investment Management (U.K.) Limited; Fidelity Management & Research (Japan) Limited; Fidelity Management & Research (HK) Ltd	%	%	%	%

	Portfolio		Average Annual Total Returns
Asset Allocation	Company — Investment Adviser;	Current	(as of 12/31/2021)
Type	Sub-Adviser(s), as applicable	Expenses	1 year	5 year	10 year
Allocation	Janus Henderson VIT Balanced Portfolio — Institutional Class	%	%	%	%
U.S. Equity	Janus Henderson VIT Enterprise Portfolio — Institutional Class	%	%	%	%
U.S. Equity	Janus Henderson VIT Forty Portfolio — Institutional Class	%	%	%	%
International Equity	Janus Henderson VIT Global Research Portfolio — Institutional Class	%	%	%	%
Sector Equity	Morgan Stanley VIF US Real Estate Portfolio — Institutional Class	%	%	%	%
Taxable Bond	PIMCO Global Bond Opportunities Portfolio (Unhedged)%		%	%	%

(1)  These Portfolios and their investment advisers have entered into contractual fee waivers or expense reimbursement arrangements. These temporary fee reductions are reflected in their annual expenses. Those contractual arrangements are designed to reduce total annual Portfolio operating expenses for Policy owners and will continue past the current year.

Appendix B: Death Benefit Percentage For Guideline Premium/Cash Value Corridor Test

Attained Age	Applicable Percentage
40 and Under	250%
41	243
42	236
43	229
44	222
45	215
46	209
47	203
48	197
49	191
50	185
51	178
52	171
53	164
54	157
55	150
56	146
57	142
58	138
59	134
60	130
61	128
62	126
63	124
64	122
65	120
66	119
67	118
68	117
69	116
70	115
71	113
72	111
73	109
74	107
75-90	105
91	104
92	103
93	102
94-100	101

B-1

Appendix C: Monthly Per $1,000 Specified Amount Factors

Issue Age	Factor Per $1,000
0-17	$0.07
18-36	0.08
37	0.09
38	0.09
39	0.10
40	0.10
41	0.10
42	0.11
43	0.11
44	0.12
45	0.12
46	0.12
47	0.13
48	0.13
49	0.14
50	0.14
51	0.14
52	0.15
53	0.15
54	0.16
55	0.16
56	0.16
57	0.17
58	0.17
59	0.18
60	0.18
61	0.18
62	0.19
63	0.19
64	0.20
65	0.20
66	0.20
67	0.21
68	0.21
69	0.22
70	0.22
71	0.22
72	0.23
73	0.23
74	0.24
75	0.24
76	0.24
77	0.25
78	0.25
79	0.26
80	0.26
81	0.26
82	0.27
83	0.27
84	0.28
85	0.28

C-1

Appendix D: Guaranteed Death Benefit Rider

MONTHLY GUARANTEE PREMIUM FOR GUARANTEED DEATH

BENEFIT RIDER WITH TEN YEAR/AGE 70 GUARANTEE PERIOD

Monthly Guarantee Premium
Specified Amount = $200,000
Male age 45 Preferred Nonsmoker Death Benefit Option 1	$229.17
Female age 45 Preferred Nonsmoker Death Benefit Option 1	$174.00
Male age 45 Standard Smoker Death Benefit Option 1	$379.83
Male age 45 Preferred Nonsmoker Death Benefit Option 2	$229.17
Male age 35 Preferred Nonsmoker Death Benefit Option 1	$155.83
Male age 55 Preferred Nonsmoker Death Benefit Option 1	$370.83

D-1

The statement of additional information ("SAI") dated May 1, 2022 contains additional information about Equitable Financial Life Insurance Company of America, the Equitable America Variable Account L Separate Account, and the Policy. The SAI is available free of charge. You may request a copy of the SAI or make inquiries regarding your Policy by writing to our Operations Center at 5788 Widewaters Parkway, Syracuse, NY 13214, or by calling 1-800-487-6669. This Prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The SAI is incorporated by reference into this Prospectus.

Reports and other information about Equitable Financial Life Insurance Company of America and the Equitable America Variable Account L Separate Account, including the SAI, may be obtained from the Commission's Internet site at http://www.sec.gov, and copies of this information may also be obtained, after paying a duplicating fee, by emailing the Commission at publicinfo@sec.gov.

C000032280

Individual Flexible Payment
Variable Universal Life Insurance Policy
Issued by
Equitable America Variable Account L
and
Equitable Financial Life Insurance Company of America
525 Washington Boulevard
Jersey City, New Jersey 07310
STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2022
This Statement of Additional Information is not a prospectus, but it relates to, and should be read in conjunction with, the prospectus dated May 1, 2022 for the Variable Universal Life Insurance Policy ("Policy") issued by Equitable Financial Life Insurance Company of America ("Company"). The prospectus is available, at no charge, by writing the Company at Operations Center, 5788 Widewaters Parkway, Syracuse, New York 13214 or by calling 1-800-487-6669, or by accessing the SEC's website at www.sec.gov.
TABLE OF CONTENTS
Additional information about the Company	2
Independent Registered Public Accounting Firm	2
Administration	2
Custodian	2
Sale of the Policy	3
Financial statements	3

MLOA-CEM
#

1

Additional information about the Company
Equitable Financial Life Insurance Company of America
We are Equitable Financial Life Insurance Company of America (the "Company"), an Arizona stock life insurance corporation organized in 1969. The Company is an indirect wholly owned subsidiary of Equitable Holdings, Inc., No company other than the Company has any legal responsibility to pay amounts that the Company owes under the Policies.
Equitable Advisors, LLC and Equitable Distributors, LLC serve as the principal underwriters of the Separate Account and distributors of the Policies.
We are subject to regulation by the State of Arizona and regulation by the Director of Insurance in Arizona. We file an annual statement with the State of Arizona, and periodically, the Director of Insurance for the State of Arizona assesses our liabilities and reserves and those of the Separate Account and assesses their adequacy. We are also subject to the insurance laws and regulation of other states in which we are licensed to operate.
Equitable America Variable Account L
Equitable America Variable Account L is (the "Separate Account") registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"), and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management of investment practices or policies by the SEC.
When a Portfolio sells shares both to variable annuity and to variable life insurance company separate accounts, it engages in mixed funding. When a Portfolio sells shares to separate accounts of unaffiliated life insurance companies, it engages in shared funding. Each Portfolio may engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various shareholders participating in a Portfolio could conflict.
The Board of Directors or Trustees of each of the Trusts monitors the respective Trust for the existence of material irreconcilable conflict between the interests of variable annuity Owners and variable life insurance Owners. The Boards shall report any such conflict to the boards of the Company and its affiliates. The Boards of Directors of the Company and its affiliates have agreed to be responsible for reporting any potential or existing mixed and shared funding conflicts to the Directors and Trustees of each of the relevant Trusts. The Boards of Directors of the Company and its affiliates will remedy any conflict at their own cost. The remedy may include establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance contracts.
Independent Registered Public Accounting Firm
The (i) financial statements of Equitable America Variable Account L of Equitable Financial Life Insurance Company of America as of December 31, 2021 and for each of the periods indicated therein and the (ii) statutory-basis financial statements of Equitable Financial Life Insurance Company of America as of December 31, 2021 and 2020 and for each of the three years in the period ended December 31, 2021 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. [FINANCIAL STATEMENTS TO BE FILED BY POST-EFFECTIVE AMENDMENT]
PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to Equitable Financial Life Insurance Company of America as permitted by the applicable SEC independence rules. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, NY 10017.
 Administration
On October 1, 2013, the Company entered into a reinsurance transaction with Protective Life Insurance Company (“Protective”), located at 2801 Highway 280 South, Birmingham, Alabama 35223 whereby Protective agreed to reinsure a substantial portion of the Company's life insurance and annuity business (the “Reinsured Business”). This Policy is included in the Reinsured Business. Protective reinsures all of the insurance risks of the Reinsured Business and is responsible for customer service and administration for all contracts comprising the Reinsured Business. However, the Company remains the insurer of the Policy and the terms, features, and benefits of the Policy have NOT changed as a result of the transaction.

Fiscal Year	Total Dollars Paid Under the Policy
2019	$	[ ]
2020	$	[ ]
2021	$ [ ]

Custodian
The custodian of the assets of the Equitable America Variable Account L is Protective Life Insurance Company.

2

Sale of the Policy
Equitable Advisors and Equitable Distributors ("the Distributors") receive fees for the sale of variable universal life insurance policies. The Distributors received compensation with respect to the policies offered through the Separate Account in the following amounts during the periods indicated:

Fiscal Year	Aggregate Amount of Commissions Paid To The Distributors	Aggregate Amount of Commissions Retained By Equitable Advisors Only* After Payments To Their Registered Persons And Other Selling Broker-dealers
2019	$568,007		$451,248
2020	$506,281		$414,813
2021	$ [ ]	$	[ ]
*  Equitable Distributors passes through commissions it receives and does not retain any override as distributor for the Policies. However, under the distribution agreement with Equitable Distributors, the Company will pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Policies. We also pay for the Distributors' operating and other expenses as it relates to the Policies.
Please see the Prospectus for your Policy for detailed information regarding the distribution of the Policies.
Financial statements
The financial statements of the Company should be distinguished from the financial statements of the Separate Account. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Separate Account.
The audited financial statements of Equitable America Variable Account L of Equitable Financial Life Insurance Company of America as of December 31, 2021 and for each of the periods indicated therein as well as the reports of the independent registered public accounting firm are incorporated by reference to [insert filing description] filed with the SEC on [date]. The audited financial statements of Equitable Financial Life Insurance Company of America as of December 31, 2021 and 2020 and for each of the three years in the period ended December 31, 2021 as well as the reports of the independent registered public accounting firm are incorporated by reference to [insert filing description] filed with the SEC on [date].

3

PART C – OTHER INFORMATION

Item 30. Exhibits

(a)   Resolution of the Board of Directors of Equitable Financial Life Insurance Company of America authorizing establishment of Equitable America Variable Account L, incorporated herein by reference to the Registration Statement filed on Form N-6 (File No. 333-102233) filed on December 27, 2002.

(b)   Not applicable.

(c)   (1)   Wholesale Distribution Agreement dated April 1, 2005 by and between Equitable Financial Life Insurance Company of America and MONY Securities Corporation and AXA Distributors, LLC, et al., incorporated herein by reference to the registration statement on Form S-3 (File No. 333-177419) filed on October 20, 2011.

(i)    Form of the First Amendment dated as of October 1, 2013 to the Wholesale Distribution Agreement dated as of April 1, 2005 between Equitable Financial Life Insurance Company of America and AXA Distributors, LLC, incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form S-1 (File No. 333-195491) filed on April 19, 2016.

(ii)   Second Amendment dated as of August 1, 2015 to the Wholesale Distribution Agreement dated as of April 1, 2005 between Equitable Financial Life Insurance Company of America and AXA Distributors, LLC, incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form S-1 (File No. 333-195491) filed on April 19, 2016.

(2)   Form of Brokerage General Agent Sales Agreement with Schedule and Amendment to Brokerage General Agent Sales Agreement among [Brokerage General Agent] and AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA Distributors Insurance Agency of Alabama, LLC and AXA Distributors Insurance Agency of Massachusetts, LLC, incorporated herein by reference to post-effective amendment no. 35 to the registration statement on Form N-4 (File No. 333-05593) filed on April 20, 2005.

(3)   Form of Wholesale Broker-Dealer Supervisory and Sales Agreement among [Broker-Dealer] and AXA Distributors, LLC., incorporated herein by reference to post-effective amendment no. 35 to the registration statement on Form N-4 (File No. 333-05593) filed on April 20, 2005.

(4)   General Agent Sales Agreement, dated as of June 6, 2005, by and between Equitable Financial Life Insurance Company of America and AXA Network, LLC, incorporated herein by reference to the registration statement on Form S-1 (File No. 333-180068) filed on March 13, 2012.

(i)    First Amendment dated as of August 1, 2006 to General Agent Sales Agreement by and between Equitable Financial Life Insurance Company of America and AXA Network, incorporated herein by reference to post-effective amendment no. 45 to the registration statement on Form N-6 (File No. 333-134304) filed on March 1, 2012.

(ii)   Second Amendment dated as of April 1, 2008 to General Agent Sales Agreement dated as of April 1, 2008 by and between Equitable Financial Life Insurance Company of America and AXA Network, LLC incorporated herein by reference to the registration statement on Form S-1 (File No. 333-180068) filed on March 13, 2012.

(iii)  Form of the Third Amendment to General Agent Sales Agreement dated as of October 1, 2013 by and between Equitable Financial Life Insurance Company of America and AXA Network, LLC, Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 (333-195491) filed on April 21, 2015.

(iv)  Form of the Fourth Amendment to General Agent Sales Agreement dated as of October 1, 2014 by and between Equitable Financial Life Insurance Company of America and AXA Network, LLC, Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 (333-195491) filed on April 21, 2015.

(v)   Fifth Amendment to General Agent Sales Agreement, dated as of June 1, 2015 by and between Equitable Financial Life Insurance Company of America (“MONY America”) and AXA NETWORK, LLC and the additional affiliated entities of AXA Network, LLC, incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-6 (File No. 333-207014) filed on December 23, 2015.

(vi)  Sixth Amendment to General Agent Sales Agreement, dated as of August 1, 2015, by and between Equitable Financial Life Insurance Company of America (“MONY America”) and AXA Network, LLC, incorporated herein by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form S-6 (File No. 333-56969) filed on April 19, 2019.

(vii) Seventh Amendment to General Agent Sales Agreement, dated as of April 1, 2016, by and between Equitable Financial Life Insurance Company of America (“MONY America”) and AXA Network, LLC, incorporated herein by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form S-6 (File No. 333-56969) filed on April 19, 2019.

(5)   Broker-Dealer Distribution and Servicing Agreement, dated June 6, 2005, by and between Equitable Financial Life Insurance Company of America and AXA Advisors, LLC, incorporated herein by reference to the registration statement on Form S-1 (File No. 333-180068) filed on March 13, 2012.

(6)    Broker-Dealer and General Agent Servicing Agreement for In-Force MLOA Products dated October 1, 2013, by and between Equitable Financial Life Insurance Company of America, AXA Advisors, LLC and AXA Network, LLC, incorporated herein by reference to post-effective amendment no. 24 to the registration statement on Form S-6 (File No. 333-56969) filed on April 25, 2014.

(7)   Wholesale Level Servicing Agreement for In-Force MLOA Products dated October 1, 2013, by and between Equitable Financial Life Insurance Company of America, AXA Distributors, LLC, incorporated herein by reference to post-effective amendment no. 24 to the registration statement on Form S-6 (333-56969) filed on April 25, 2014.

(d)   Form of policy, incorporated herein by reference to the registration statement on Form S-6 (File No. 333-56969) filed on June 16, 1998.

(e)   (1)  Application Form for Flexible Premium Variable Universal Life Insurance Policy, incorporated herein by reference to pre-effective amendment no. 1 to the registration statement on Form S-6 (File No. 333-72596) filed on December 7, 2001.

        (2)  Form of Application for Life Insurance (Form AMIGV-2005), incorporated herein by reference to the registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

(f)   (1)   Articles of Restatement of the Articles of Incorporation of Equitable Financial Life Insurance Company of America (as Amended July 22, 2004), incorporated herein by reference to post-effective amendment no. 5 to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

(2)   By-Laws of Equitable Financial Life Insurance Company of America (as Amended July 22, 2004), incorporated herein by reference to post-effective amendment no. 5 to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

(3)   Articles of Restatement of the Articles of Incorporation of Equitable Financial Life Insurance Company of America (as Amended July 22, 2004) incorporated herein by reference to registration statement on Form S-1 (File No. 333-236437) filed on February 14, 2020.

(4)   By-Laws of Equitable Financial Life Insurance Company of America (as Amended December 13, 2020) incorporated herein by reference to registration statement on Form S-1 (File No. 333-236437) filed on February 14, 2020.

(g)   Not applicable.

(h)   (1)   Form of agreement to purchase shares. Application Form for Flexible Premium Variable Universal Life Insurance Policy, filed as Exhibit 1.(10) to Pre-Effective Amendment No. 1, dated January 6, 1995, to Registration Statement on Form S-6 (Registration No. 33-82570), is incorporated herein by reference.

(2)   Amended and Restated Services Agreement between Equitable Financial Life Insurance Company of America and AXA Equitable Life Insurance Company dated as of February 1, 2005, incorporated herein by reference the Annual Report on Form 10-K (File No. 333-65423) filed on March 31, 2005.

(3)   Participation Agreement among EQ Advisors Trust, Equitable Financial Life Insurance Company of America, AXA Distributors, LLC and AXA Advisors, LLC, incorporated herein by reference to post-effective amendment no. 7 to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

(i)    AMENDED AND RESTATED PARTICIPATION AGREEMENT, made and entered into as of the 23rd day of May 2012 by and among EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA, an Arizona insurance company (“MONY”), on its own behalf and on behalf of the separate accounts set forth on Schedule B hereto as may be amended from time to time (each an “Account”), EQ ADVISORS TRUST, a business trust organized under the laws of the State of Delaware (“Trust”) and AXA DISTRIBUTORS, LLC, a Delaware limited liability company (the “Distributor”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1/A (File No. 333-17217) filed on January 10, 2014.

(ii)   Amendment No. 1, dated as of June 4, 2013 (“Amendment No. 1”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), Equitable Financial Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1/A (File No. 333-17217) filed on January 10, 2014.

(iii)  Amendment No. 2, dated as of October 21, 2013 (“Amendment No. 2”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), Equitable Financial Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1/A (File No. 333-17217) filed on January 10, 2014.

(iv)  Amendment No. 3, dated as of November 1, 2013 (“Amendment No. 3”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), Equitable Financial Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1/A (File No. 333-17217) filed on April 11, 2014.

(v)   Amendment No. 4, dated as of April 4, 2014 (“Amendment No. 4”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), Equitable Financial Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1/A (File No. 333-17217) filed on April 30, 2014.

(vi)  Amendment No. 5, dated as of June 1, 2014 (“Amendment No. 5”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), Equitable Financial Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1/A (File No. 333-17217) filed on April 30, 2014.

(vii) Amendment No. 6, dated as of July 16, 2014 (“Amendment No. 6”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), Equitable Financial Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1/A (File No. 333-17217) filed on February 5, 2015.

(viii) Amendment No. 7, dated as of July 16, 2014 (“Amendment No. 7”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), Equitable Financial Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1/A (File No. 333-17217) filed on February 05, 2015.

(ix)  Amendment No. 8, dated as of December 21, 2015 (“Amendment No. 8”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), Equitable Financial Life Insurance Company of America and AXA Trust Registration Statement on Form N1-A (File No. 333-17217) filed on February 11, 2016.

(x)   Amendment No. 9, dated as of December 9, 2016 (“Amendment No. 9”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among EQ Advisors Trust (“Trust”), Equitable Financial Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N1-A (File No. 333-17217) filed on January 31, 2017.

(xi)   Amendment No. 10, dated as of May 1, 2017, to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended, by and among EQ Advisors Trust, Equitable Financial Life Insurance Company of America and AXA Distributors, LLC incorporated by reference to Post-Effective Amendment No. 125 to the EQ Advisors Trust Registration Statement on Form N1-A filed on April 28, 2017 (File No. 333-17217).

(xii)   Amendment No. 11, dated as of November 1, 2017, to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended, by and among EQ Advisors Trust, Equitable Financial Life Insurance Company of America and AXA Distributors, LLC incorporated by reference to Post-Effective Amendment No. 128 to the EQ Advisor’s Trust Registration Statement on Form N1-A filed on October 27, 2017 (File No. 333-17217).

(4)   Participation Agreement — among AXA Premier VIP Trust, Equitable Financial Life Insurance Company of America, AXA Distributors, LLC and AXA Advisors, LLC, incorporated herein by reference to the Registration Statement (File No. 333-134304) on August 25, 2006.

(i)    Amended and Restated Participation Agreement made and entered into as of the 23rd day of May 2012 by and among EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA, an Arizona insurance company (“MONY”), on its own behalf and on behalf of the separate accounts set forth on Schedule B hereto as may be amended from time to time (each an “Account”), AXA PREMIER VIP TRUST, a business trust organized under the laws of the State of Delaware (“Trust”) and AXA DISTRIBUTORS, LLC, a Delaware limited liability company (the “Distributor”), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No.333-70754) filed on October 2, 2013.

(ii)   Amendment No. 1, dated as of October 21, 2013 (“Amendment No. 1”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among AXA Premier VIP Trust (“Trust”), Equitable Financial Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on October 2, 2013.

(iii)  Amendment No. 2, dated as of November 1, 2013 (“Amendment No. 2”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among AXA Premier VIP Trust (“Trust”), Equitable Financial Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on February 11, 2014.

(iv)  Amendment No. 3, dated as of April 18, 2014 (“Amendment No. 3”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among AXA Premier VIP Trust (“Trust”), Equitable Financial Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

(v)   Amendment No. 4, dated as of July 8, 2014 (“Amendment No. 4”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among AXA Premier VIP Trust (“Trust”), Equitable Financial Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on January 12, 2015.

(vi)  Amendment No. 5, dated as of September 26, 2015 (“Amendment No. 5”), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended (“Agreement”), by and among AXA Premier VIP Trust (“Trust”), Equitable Financial Life Insurance Company of America and AXA Distributors, LLC (collectively, the “Parties”) incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N1-A (File No. 333-70754) filed on April 26, 2016.

(5)   Participation Agreement dated January 1, 1997 between Dreyfus Variable Investment Fund, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (formerly The Dreyfus Socially Responsible Growth Fund, Inc.), Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund), Dreyfus Investment Portfolios, Equitable Financial Life Insurance Company of America, and Equitable Financial Life Insurance Company, incorporated herein by reference to post-effective amendment no. 22 to the registration statement on Form S-6 (File No. 333-56969) filed April 26, 2012.

(6)    (i)   Amendment dated May 15, 2002 to Fund Participation Agreement dated May 15, 2002 by and between the Dreyfus Variable Investment Fund, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (formerly The Dreyfus Socially Responsible Growth Fund, Inc.), Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund), Dreyfus Investment Portfolios, Equitable Financial Life Insurance Company of America, and Equitable Financial Life Insurance Company, incorporated herein by reference to post-effective amendment no. 22 to the registration statement on Form S-6 (File No. 333-56969) filed April 26, 2012.

(7)   Participation Agreement dated July 1, 1999 between Janus Aspen Series and Equitable Financial Life Insurance Company of America, incorporated herein by reference to post-effective amendment no. 29 to the registration statement on Form N-4 (File No. 333-59717) filed on April 24, 2015.

(i)    Amendment effective October 1, 2002 to Participation Agreement dated July 1, 1999, between Janus Aspen Series and Equitable Financial Life Insurance Company of America, incorporated herein by reference to post-effective amendment no. 29 to the registration statement on Form N-4 (File No. 333-59717) filed on April 24, 2015.

(ii)   Second Amendment effective November 27, 2013 to Participation Agreement dated July 1, 1999, between Janus Aspen Series and Equitable Financial Life Insurance Company of America, incorporated herein by reference to post-effective amendment no. 29 to the registration statement on Form N-4 (File No. 333-59717) filed on April 24, 2015.

(8)   Participation Agreement, dated August 27, 2010 by and among Equitable Financial Life Insurance Company of America, on behalf of itself and its separate accounts, Lord Abbett Series Fund, Inc., and Lord Abbett Distributor LLC, incorporated herein by reference to post-effective amendment no. 10 to the registration statement on Form N-4 (File No. 333-160951) filed on December 2, 2010.

(i)    Participation Agreement dated December 1, 2001 among PIMCO Variable Insurance Trust, Equitable Financial Life Insurance Company of America and PIMCO Funds Distributions LLC, incorporated herein by reference to Post-Effective Amendment No. 21 to the registration statement on Form-S-6 (File No. 333-06071) filed on May 31, 2002.

(i)    Third Amendment dated October 20, 2009 to the Participation Agreement, (the “Agreement”) dated December 1, 2001 by and among Equitable Financial Life Insurance Company, PIMCO Variable Insurance Trust, and PIMCO Funds Distributions LLC (collectively, the “Parties”) adding AXA Equitable Insurance Company as a Party to the Agreement incorporated herein by reference to the registration statement on Form N-4 (File No. 333-178750) filed on December 23, 2011.

(i)   (1)   Form of Reinsurance Agreement among Continental Assurance Company, Equitable Financial Life Insurance Company and Equitable Financial Life Insurance Company of America, incorporated herein by reference post-effective no. 2 to the registration statement on Form N-6 (File No. 333-104162) filed on April 28, 2005.

(2)   Form of Automatic Reinsurance Agreement between Equitable Financial Life Insurance Company and Equitable Financial Life Insurance Company of America and RGA Reinsurance Company, incorporated herein by reference to post-effective amendment no. 13 to the registration statement on Form N-6 (333-56969) filed on April 28, 2005.

(3)   Form of General & Cologne Life Re Automatic Yearly Renewable Term Reinsurance Agreement Treaty #M158-100 between Equitable Financial Life Insurance Company and Equitable Financial Life Insurance Company of America, incorporated herein by reference to post-effective amendment no. 13 to the registration statement on Form S-6 (File No. 333-56969) filed on April 28, 2005.

(4)   Automatic Bulk YRT Non-Refund Agreement Equitable Financial Life Insurance Company and Equitable Financial Life Insurance Company of America with Allianz Life Insurance Company of North America, incorporated herein by reference to post-effective amendment no. 13 to the registration statement on Form S-6 (File No. 333-56969) filed on April 28, 2005.

(5)   Reinsurance Agreement by and among Equitable Financial Life Insurance Company of America and Protective Life Insurance Company, dated October 1, 2013, incorporated herein by reference to post-effective amendment no. 24 to the registration statement on Form S-6 (333-56969) filed on April 25, 2014.

(j)         Not Applicable

      (3)                Code of Ethics for Operation of Equitable Financial Life Insurance Company and its Subsidiaries, incorporated herein by reference to post-effective amendment no. 12 to the registration statement on Form S-6 (File No. 33-82570) filed on February 27, 2001.

(k)         Opinion and consent of Shane Daly, Vice President and Associate General Counsel, incorporated by reference to the post-effective amendment no. 32 to the registration statement on Form N-4 (File No. 333-56969) filed on April 21, 2021.

            (l)            Not Applicable

            (m)           Not Applicable

            (n)            Consent of PricewaterhouseCoopers LLP, to be filed by post-effective amendment.

            (o)            Omitted Financial Statements - Not Applicable

            (p)            Not Applicable

            (q)            Memorandum Pursuant to Rule 6e-3(b)(12)(iii) Describing Issuance, Transfer, and Redemption Procedures, to be filed by post-effective amendment.

            (r)            Form of Initial Summary Prospectus - Not Applicable.

            (s)               Powers of Attorney, incorporated herein by reference to the pre-effective amendment no. 1 to the registration statement on Form N-6 (File No. 333-256256) filed on August 17, 2021.

Item 31. Directors and Officers of the Depositor

The business address for all officers and directors of the Depositor is 1290 Avenue of the Americas, New York, New York 10104.

Name and Principal Business Address	Positions and Offices With MONY America
DIRECTORS

Ramon de Oliveira	Director
Investment Audit Practice, LLC
580 Park Avenue
New York, NY 10065

Francis Hondal	Director
Mastercard
801 Brickell Avenue, Suite 130
Miami, FL 33131

Daniel G. Kaye	Director
767 Quail Run
Inverness, IL 60067

Joan Lamm-Tennant	Director
Blue Marble Microinsurance
100 Avenue of the Americas
New York, NY 10013

Kristi A. Matus	Director
47-C Dana Road
Boxford, MA 01921

Bertram L. Scott	Director
3601 Hampton Manor Drive
Charlotte, NC 28226

George Stansfield	Director
AXA
25, Avenue Matignon
75008 Paris, France

Charles G.T. Stonehill	Director
Green & Blue Advisors
285 Central Park West, Apt. 7S
New York, NY 10024

OFFICER-DIRECTOR

*Mark Pearson	Chief Executive Officer

OTHER OFFICERS

*Nicholas B. Lane	President

*José Ramón González	Senior Executive Vice President, General Counsel and Secretary

*Jeffrey J. Hurd	Senior Executive Vice President and Chief Operating Officer

*Michael B. Healy	Senior Vice President and Chief Information Officer

*Adrienne Johnson	Senior Vice President and Chief Transformation Officer

*Keith Floman	Senior Vice President and Deputy Chief Actuary

*Michel Perrin	Senior Vice President and Actuary

*Nicholas Huth	Senior Vice President, Chief Compliance Officer and Associate General Counsel

*David Karr	Senior Vice President

*Christina Banthin	Senior Vice President and Associate General Counsel

*Mary Jean Bonadonna	Senior Vice President

*Eric Colby	Senior Vice President

*William Eckert	Senior Vice President and Chief Accounting Officer

*Glen Gardner	Senior Vice President

*Steven M. Joenk	Senior Vice President and Chief Investment Officer

*Kenneth Kozlowski	Senior Vice President

*Barbara Lenkiewicz	Senior Vice President

*Jimmy Dewayne Lummus	Senior Vice President and Controller

*Carol Macaluso	Senior Vice President

*William MacGregor	Senior Vice President and Associate General Counsel

*James Mellin	Senior Vice President

*Hillary Menard	Senior Vice President

*Kurt Meyers	Senior Vice President and Associate General Counsel

*Prabha (“Mary”) Ng	Senior Vice President

*James O’Boyle	Senior Vice President

*Manuel Prendes	Senior Vice President

*Meredith Ratajczak	Senior Vice President and Chief Actuary

*Robin M. Raju	Senior Executive Vice President and Chief Financial Officer

*Aaron Sarfatti	Senior Vice President and Chief Risk Officer

*Stephen Scanlon	Senior Vice President

*Samuel Schwartz	Senior Vice President

*Mia Tarpey	Senior Vice President

*Theresa Trusskey	Senior Vice President

*Gina Tyler	Senior Vice President

*Marc Warshawsky	Senior Vice President

*Antonio Di Caro	Senior Vice President

*Shelby Hollister-Share	Senior Vice President

*Constance Weaver	Senior Vice President and Chief Marketing Officer

*Stephanie Withers	Senior Vice President and Chief Auditor

*Yun (“Julia”) Zhang	Senior Vice President and Treasurer

Item 32. Persons Controlled by or Under Common Control with the Depositor or Registrant

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Equitable Financial Life Insurance Company of America, a wholly-owned subsidiary of Equitable Holdings, LLC.

(a)  The Equitable Holdings, Inc. — Subsidiary Organization Chart: Q4-2020 is incorporated herein by reference to the Initial Registration Statement to the Form N-4 Registration Statement (File No. 333-254385), filed with the Commission on March 17, 2021.

Item 33. Indemnification

The By-Laws of MONY Life Insurance Company of America (the “Corporation”) provide, in Article VI as follows:

Section 1. Nature of Indemnity. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he or she is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and may indemnify any person who was or is a party or is threatened to be made a party to such an action, suit or proceeding by reason of the fact that he or she is or was or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding had no reasonable cause to believe his or her conduct was unlawful; except that in the case of an action or suit by or in the right of the Corporation to procure a judgment in its favor (1) such indemnification shall be limited to expenses (including attorneys’ fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit, and (2) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of no contest or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

Section 6. Survival; Preservation of Other Rights. The foregoing indemnification provisions shall be deemed to be a contract between the Corporation and each director, officer, employee and agent who serves in any such capacity at any time while these provisions as well as the relevant provisions of Title 10, Arizona Revised Statutes are in effect and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a “contract right” may not be modified retroactively without the consent of such director, officer, employee or agent.

The indemnification provided by this Article shall not be deemed exclusive of any other right to which those indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 7. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this By-Law.

The directors and officers of EFLOA are insured under policies issued by X.L. Insurance Company, Zurich Insurance Company, Arch Insurance Company, SOMPO (Endurance Specialty Insurance Company), U.S. Specialty Insurance, ACE (Chubb), Chubb Insurance Company, AXIS Insurance Company, AWAC (Allied World Assurance Company, Ltd.), Aspen Bermuda XS, CNA, AIG, One Beacon, Nationwide, Berkley, Berkshire, SOMPO, Chubb, Markel and ARGO RE Ltd. The annual limit on such policies is $300 million, and the policies insure officers and directors against certain liabilities arising out of their conduct in such capacities.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities  (other than the payment by the Registrant of expense incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 34. Principal Underwriters

(a)   Equitable Advisors, LLC and Equitable Distributors, LLC are the principal underwriters for Separate Accounts 49, 70, A, FP, I and 45 of Equitable Financial, EQ Advisors Trust, EQ Premier VIP Trust and of Equitable America Variable Accounts A, K, and 70A. In addition, Equitable Advisors is the principal underwriter of Equitable Financial’s Separate Account 301.

(b)   Set forth below is certain information regarding the directors and principal officers of Equitable Advisors, LLC and Equitable Distributors, LLC.

(i)  Equitable Advisors, LLC

NAME AND PRINCIPAL
BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER
*David Karr	Director, Chairman of the Board and Chief Executive Officer

*William Auger	Director

*Nicholas B. Lane	Director

*Frank Massa	Director and President

*Aaron Sarfatti	Director

*Ralph E. Browning, II	Chief Privacy Officer

*Mary Jean Bonadonna	Chief Compliance Officer

*Stephen Lank	Vice President and Chief Operating Officer

*Patricia Boylan	Broker Dealer and Chief Compliance Officer

*Yun (“Julia”) Zhang	Senior Vice President and Treasurer

*Brendan Dignan	Vice President

*Gina Jones	Vice President and Financial Crime Officer

*Page Pennell	Vice President

*Denise Tedeschi	Assistant Vice President and Assistant Secretary

*James Mellin	Chief Sales Officer

*Candace Scappator	Assistant Vice President, Controller and Principal Financial Officer

*James O’Boyle	Senior Vice President

*Prabha (“Mary”) Ng	Chief Information Security Officer

NAME AND PRINCIPAL
BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER

*George Lewandowski	Assistant Vice President and Chief Financial Planning Officer

*Alfred Ayensu-Ghartey	Vice President

*Joshua Katz	Vice President

*Christopher LaRussa	Investment Advisor Chief Compliance Officer

*Christian Cannon	Vice President and General Counsel

*Samuel Schwartz	Vice President

*Dennis Sullivan	Vice President

* Michael Cole	Vice President and Assistant Treasurer

*Constance (Connie) Weaver	Vice President

*Tony Richardson	Principal Operations Officer

*Christine Medy	Secretary

*Francesca Divone	Assistant Secretary

(ii)  Equitable Distributors, LLC

NAME AND PRINCIPAL
BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER
*Nicholas B. Lane	Director, Chairman of the Board, President and Chief Executive Officer

* Robin M. Raju	Director and Executive Vice President

*Michael B. Healy	Senior Vice President

*Patrick Ferris	Senior Vice President

*Peter D. Golden	Senior Vice President

*Brett Ford	Senior Vice President

*David Veale	Senior Vice President

*Alfred Ayensu-Ghartey	Vice President and General Counsel

*Alfred D’Urso	Vice President and Chief Compliance Officer

*Michael Schumacher	Senior Vice President

*Mark Teitelbaum	Senior Vice President

*Candace Scappator	Vice President. Chief Financial Officer, and Principal Financial Officer

*Gina Jones	Vice President and Financial Crime Officer

*Yun (“Julia”) Zhang	Senior Vice President and Treasurer

*Francesca Divone	Secretary

*Perry Golas	Vice President

*Karen Farley	Vice President

*Richard Frink	Vice President

*Michael J. Gass	Vice President

*Kathi Gopie	Vice President and Principal Operations Officer

*Timothy Jaeger	Vice President

*Jeremy Kachejian	Vice President

*Laird Johnson	Vice President

*Joshua Katz	Vice President

*James S. O’Connor	Vice President

*Samuel Schwartz	Vice President

*Michael Cole	Assistant Treasurer

*Jonathan Zales	Senior Vice President

*Stephen Scanlon	Director and Executive Vice President

*Prabha (“Mary”) Ng	Senior Vice President and Chief Information Security Officer

*Gregory C. Lashinsky	Assistant Vice President, Financial Operations Principal

*Denise Tedeschi	Assistant Vice President and Assistant Secretary

*Christine Medy	Assistant Secretary

* Principal Business Address:
1290 Avenue of the Americas
NY, NY 10104

(c)               The information under “Distribution of the Contracts” in the Prospectus and Statement of Additional Information forming a part of this Registration Statement is incorporated herein by reference.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
Equitable Advisors	$[ ]	$[ ]	$[ ]	$[ ]

Item 35. Location of Accounts and Records

Accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by the Company, in whole or in part, at its Operations Center at 5788 Widewaters Parkway, Syracuse, New York 13214, 1290 Avenue of the Americas, New York, New York, 10104, 2801 Highway 280 South, Birmingham, Alabama, 35223, or at 525 Washington Boulevard, Jersey City, New Jersey 07310.

Item 36. Management Services

Not applicable.

Item 37. Fee Representation

Registrant and the Company represent that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York, on this 10th day of November, 2021.

Equitable America Variable Account L of
Equitable Financial Life Insurance Company of America
(Registrant)

By:	/s/ Shane Daly
Shane Daly
Vice President and Associate General Counsel

By:	Equitable Financial Life Insurance Company of America
(Depositor)

By:	/s/ Shane Daly
Shane Daly
Vice President and Associate General Counsel

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933and the Investment Company Act of 1940, the Depositor has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on this 10th day of November, 2021.

Equitable Financial Life Insurance Company of America
(Depositor)

By:	/s/ Shane Daly
Shane Daly
Vice President and Associate General Counsel

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*	Chief Executive Officer and Director
Mark Pearson

PRINCIPAL FINANCIAL OFFICER:

*	Senior Executive Vice President and Chief Financial Officer
Robin Raju

PRINCIPAL ACCOUNTING OFFICER:

*	Senior Vice President and Chief Accounting Officer
William Eckert

*DIRECTORS:

Joan Lamm-Tennant	Daniel G. Kaye	Mark Pearson
Kristi Matus	Francis Hondal	Charles G.T. Stonehill
Ramon de Oliveira	George Stansfield	Bertram Scott

*BY:	/S/ SHANE DALY
Shane Daly
Attorney-in-Fact
November 10, 2021